WILMINGTON SHORT/ INTERMEDIATE-TERM BOND FUND*

WILMINGTON BROAD MARKET BOND FUND**
WILMINGTON MUNICIPAL BOND FUND***
WILMINGTON SHORT-TERM BOND FUND†
of WT Mutual Fund
Institutional Shares

PROSPECTUS DATED NOVEMBER 1, 2005
       This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

•	are not bank deposits

•	are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

•	are not federally insured

•	are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other governmental agency

•	are not guaranteed to achieve their goal(s)

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

*	Formerly, the Wilmington Short/ Intermediate Bond Portfolio
**	Formerly, the Wilmington Broad Market Bond Portfolio
***	Formerly, the Wilmington Municipal Bond Portfolio
†	Formerly, Wilmington Short-Term Income Portfolio

For information about key terms and concepts, please refer to the “Glossary.”

WILMINGTON SHORT/ INTERMEDIATE-TERM BOND FUND

WILMINGTON BROAD MARKET BOND FUND
WILMINGTON MUNICIPAL BOND FUND
WILMINGTON SHORT-TERM BOND FUND

Institutional Shares

FUND DESCRIPTIONS

SUMMARY

Investment Objectives	•	The Wilmington Short/Intermediate-Term Bond Fund and the Wilmington Broad Market Bond Fund each seeks a high total return, consistent with high current income.
	•	The Wilmington Municipal Bond Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.
	•	The Wilmington Short-Term Bond Fund seeks to preserve capital and provide current income.

Investment Focus	•	Fixed income securities

Share Price Volatility	•	Moderate

Principal Investment Strategies	•	The Wilmington Short/Intermediate-Term Bond Fund invests at least 85% of its total assets in various types of investment grade fixed income securities.
	•	The Wilmington Broad Market Bond Fund invests at least 80% of its total assets in various types of investment grade fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks.
	•	The Wilmington Municipal Bond Fund invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax.
	•	The Wilmington Short-Term Bond Fund, under normal circumstances, invests at least 80% of its total assets in investment grade fixed-income securities such as corporate bonds, notes or commercial paper and U.S. Government obligations. The Fund invests primarily in short and intermediate term, investment grade, fixed income securities and may invest up to 20% of its assets in non-investment grade, fixed income securities.

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	•	The investment adviser purchases securities based on their yield or potential capital appreciation, or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades, or to purchase alternative fixed income investments that the investment adviser believes may perform better.

Principal Risks		The Funds are subject to the risks summarized below which are further described under “Additional Risk Information.”
	•	An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.
	•	It is possible to lose money by investing in a Fund.
	•	The fixed income securities in which the Funds invest are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.
	•	Non-investment grade, fixed income securities, involve greater risk of default or price changes due to the lower credit quality of the issuer than investment grade, fixed income securities. The value of lower-quality, fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to sell.
	•	The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile	•	Investors who want income from their investments without the volatility of an equity portfolio.

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PERFORMANCE INFORMATION

Wilmington Short/ Intermediate-Term Bond Fund

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing the Fund’s average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Intermediate Government/ Credit Index, and the Merrill Lynch 1-10 Year U.S. Treasury Index, both broad measures of market performance. The performance prior to November 1, 1999, reflects the performance of the Rodney Square Short/ Intermediate Bond Portfolio, which was merged into the Fund, effective November 1, 1999. In connection with the merger, the Fund changed its investment objective, policies and limitations to match those of the Rodney Square Short/ Intermediate Bond Portfolio. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns for the Past 10 Calendar Years

Performance Years

Calendar Year-to-Date Total Return as of September 30, 2005: 0.97%

Best Quarter	Worst Quarter

5.13%	-2.37%
(June 30, 1995)	(June 30, 2004)

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Short/Intermediate-Term Bond Fund— Institutional Shares
Average Annual Total Returns as of December 31, 2004	1 Year	5 Years	10 Years

Return Before Taxes	2.81%	6.74%	6.71%
Return After Taxes on Distributions[1]	1.46%	4.70%	4.44%
Return After Taxes on Distributions and Sales of Shares[1]	1.83%	4.54%	4.34%
Lehman Intermediate Government/ Credit Index (reflects no deduction for fees, expenses or taxes)[2]	3.04%	7.21%	7.15%
Merrill Lynch 1-10 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)[3]	1.96%	6.23%	6.60%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The Lehman Intermediate Government/ Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years.
[3]	The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

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Wilmington Broad Market Bond Fund

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing the Fund’s average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Government/Credit Index, and the Merrill Lynch U.S. Treasury Master Index, both broad measures of market performance. This performance information includes the performance of the Fund’s predecessor, the Bond Fund, a collective investment fund. The Bond Fund’s performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 (“1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns for the Past 10 Calendar Years

Performance Years

Calendar Year-to-Date Total Return as of September 30, 2005: 1.57%

Best Quarter	Worst Quarter

6.54%	-3.09%
(June 30, 1995)	(June 30, 2004)

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			Since
Broad Market Bond Fund— Institutional Shares			June 29,
Average Annual Total Returns as of December 31, 2004	1 Year	5 Years	1998	10 Years[1]

Return Before Taxes	3.74%	7.44%	6.06%	7.22%	[2]
Return After Taxes on Distributions[3]	2.14%	5.26%	3.82%	N/A
Return After Taxes on Distributions and Sales of Shares[3]	2.60%	5.08%	3.81%	N/A
Lehman Government/Credit Index (reflects no deduction for fees, expenses or taxes)[4]	4.19%	8.00%	6.56%	7.80%
Merrill Lynch U.S. Treasury Master Index (reflects no deduction for fees, expenses or taxes)[5]	3.50%	7.39%	6.14%	7.41%

[1]	For periods prior to June 29, 1998, the Fund’s predecessor, the Bond Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.
[2]	This performance information reflects the performance of the Fund and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.
[3]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[4]	The Lehman Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater.
[5]	The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.

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Wilmington Municipal Bond Fund

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing the Fund’s average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Short/Intermediate Municipal Index, a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns for the Past 10 Calendar Years

Performance Years

Calendar Year-to Date Total Return as of September 30, 2005: 0.99%

Best Quarter	Worst Quarter

5.86%	-2.06%
(March 31, 1995)	(June 30, 2004)

Municipal Bond Fund— Institutional Shares
Average Annual Total Returns as of December 31, 2004	1 Year	5 Years	10 Years

Return Before Taxes	2.22%	5.26%	5.51%
Return After Taxes on Distributions[1]	2.22%	5.22%	5.47%
Return After Taxes on Distributions and Sales of Shares[1]	2.43%	5.03%	5.33%
Lehman Short/Intermediate Municipal Index (reflects no reduction for fees, expenses or taxes)[2]	2.66%	5.68%	5.82%
Lehman Quality Intermediate Municipal Index (reflects no reduction for fees, expenses or taxes)[3]	3.06%	6.19%	6.22%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after June 30, 1993 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal. The Fund has determined to compare its performance to the Lehman Short/Intermediate Municipal Index based on its investment adviser’s belief that this index represents a more appropriate index for comparison in light of the Index’s constituent securities and construction methodology, and the Fund’s investment strategy and holdings characteristics.
[3]	The Lehman Quality Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in outstanding principal.

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Wilmington Short-Term Bond Fund

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Merrill Lynch 1-5 Year Treasury Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Return for the Past Calendar Year

Performance Year

Calendar Year-to-Date Total Return as of September 30, 2005: 0.91%

Best Quarter	Worst Quarter

1.59%	-1.58%
September 30, 2004	June 30, 2004

Short-Term Bond Fund— Institutional Shares		Since Inception
Average Annual Total Returns as of December 31, 2004	1 Year	(July 1, 2003)

Return Before Taxes	1.50%	1.19%
Return After Taxes on Distributions[1]	0.72%	0.47%
Return After Taxes on Distributions and Sale of Shares[1]	0.97%	0.60%
Merrill Lynch 1-5 Year Treasury Index (reflects no deductions for fees, expenses or taxes)[2]	1.31%	1.04%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The Merrill Lynch 1-5 Year Treasury Index, is an unmanaged index that consist of all U.S. Treasury securities outstanding with maturities greater than one year and less than five years.

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FEES AND EXPENSES

      The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends (and other distributions)	None
Redemption fee(a)	1.00%
Exchange fee(a)	1.00%

(a)	Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See “Redemption of Shares” and “Exchange of Shares” for additional information.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Short/Intermediate-		Broad Market	Municipal	Short-Term
	Term Bond Fund		Bond Fund	Bond Fund	Bond Fund

Management fees	0.35%		0.35%	0.35%	0.35%
Distribution (Rule 12b-1) fees	None		None	None	None
Other expenses[1]	0.27%		0.32%	0.35%	0.41%

Total Annual Fund Operating Expenses	0.62%		0.67%	0.70%	0.76%
Waivers/reimbursements	(0.01)%	[3]			(0.11)%	[2,3]

Net expenses	0.61%	[3]			0.65%	[2,3]

[1]	“Other Expenses” have been restated to reflect current and estimated fees in connection with each Fund’s change in its investment structure on July 1, 2005 from a master-feeder structure to a stand-alone investment structure that invests directly in securities.
[2]	For Institutional Shares of the Short-Term Bond Fund, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.65%. This waiver will remain in place until November 1, 2008 unless the Board of Trustees approves its earlier termination.
[3]	The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class’ average daily net assets are below $75 million through September 2007.

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EXAMPLE

      This example is intended to help you compare the cost of investing in Institutional Shares of each Fund with the cost of investing in other mutual funds. The example below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	the Fund’s total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Institutional Shares	1 Year	3 Years	5 Years	10 Years

Short/Intermediate-Term Bond Fund	$62	$198	$345	$773
Broad Market Bond Fund	$68	$214	$373	$835
Municipal Bond Fund	$72	$224	$390	$871
Short-Term Bond Fund	$66	$208	$388	$910

      The above example is for comparison purposes only and is not a representation of a Fund’s actual expenses and returns of Institutional Shares, either past or future.

INVESTMENT OBJECTIVES

      The Wilmington Short/Intermediate-Term Bond Fund and the Wilmington Broad Market Bond Fund each seeks a high total return, consistent with high current income. The Wilmington Municipal Bond Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval.

      The Wilmington Short-Term Bond Fund seeks to preserve capital and provide current income. This investment objective may be changed without shareholder approval, upon 60 day’s written notice to shareholders.

      There is no guarantee that any Fund will achieve its investment objective.

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PRIMARY INVESTMENT STRATEGIES

      The Wilmington Short/Intermediate-Term Bond Fund will normally invest at least 85% of its assets in various types of investment grade fixed income securities. The Fund may invest up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years).

      The Wilmington Broad Market Bond Fund will normally invest at least 80% of its assets in various types of investment grade fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, Fund will maintain an intermediate average dollar-weighted duration (4 to 7 years).

      The Wilmington Municipal Bond Fund has a fundamental policy to invest substantially all (at least 80%) of its assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal tax. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 8 years).

      The Municipal Bond Fund may not invest more than 25% of its assets in any one industry. Governmental issuers of municipal securities are not considered part of any industry. This 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Fund may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Fund may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

      Under these conditions, the Municipal Bond Fund’s vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Fund. There are no limitations on the Municipal Bond Fund’s investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

      The Wilmington Short-Term Bond Fund invests at least 80% of its assets in investment grade corporate fixed income securities. The Fund may invest up to 20% of its assets in non-investment grade fixed income securities. The Fund will maintain a short average dollar-weighted duration (1 to 3 years).

FUND COMPOSITION

      The composition of each Fund’s holdings varies, depending upon the investment adviser’s analysis of the fixed income and municipal securities market and the expected trends in those markets. The securities purchased by the Fund may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security’s value) or both. The investment adviser

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seeks to protect the Fund’s principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Fund. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

      Except for the Short-Term Bond Fund and the Broad Market Bond Fund, the Funds invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. or Standard & Poor’s Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Fund and the Short-Term Income Bond Fund may invest up to 20% of their assets in high yield bonds and preferred stocks. The table below shows each Fund’s principal investments. These are the types of securities that the investment adviser believes will likely help a Fund achieve its investment objective.

	Short/Intermediate-	Broad Market	Municipal	Short-Term
	Term Bond	Bond	Bond	Bond

Asset-Backed Securities	✓	✓		✓
Bank Obligations	✓	✓		✓
Corporate Bonds, Notes and Commercial Paper	✓	✓		✓
High Yield Bonds[1]		✓		✓
Mortgage-Backed Securities	✓	✓		✓
Municipal Securities	✓	✓	✓	✓
Obligations Issued By Supranational Agencies	✓	✓		✓
Preferred Stock[2]		✓		✓
U.S. Government Obligations[3]	✓	✓		✓

[1]	High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody’s Investor Service, Inc. (currently a rating of “Ba1” or lower) or by Standard and Poor’s Corporation (currently a rating of “BB+” or lower).
[2]	Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation’s assets, but are subordinate to the claims of all creditors, including a corporation’s bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.
[3]	U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Fund would not be able to assert a claim against the United States.

    Each Fund also may use other strategies and engage in other investment practices, which are described in detail in the Funds’ Statement of Additional Information (“SAI”). The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

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ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds’ SAI:

•	Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

•	Foreign Security Risk: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

•	Government Obligations Risk: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

•	High Yield Bond Risks: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser’s credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology.

•	Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Fund will vary with changes in interest rates.

•	Leverage Risk: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

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•	Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Preferred Stock: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

•	Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

•	Valuation Risk: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

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FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years or since inception, if shorter. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, is included in the Institutional Shares’ Annual Report, which is available without charge upon request.

Short/Intermediate-Term Bond Fund1— Institutional Shares

	For the Fiscal Years Ended June 30,

	2005	2004	2003	2002[2]	2001

Net Asset Value— Beginning of Period	$10.18	$10.80	$10.23	$10.05	$9.67

Investment Operations:

Net investment income	0.37	0.38	0.43	0.50	0.58

Net realized and unrealized gain (loss) on investments	0.08	(0.40)	0.64	0.20	0.38

Total from investment operations	0.45	(0.02)	1.07	0.70	0.96

Distributions:

From net investment income	(0.37)	(0.38)	(0.43)	(0.50)	(0.58)

From net realized gain	(0.03)	(0.22)	(0.07)	(0.02)	—

Total distributions	(0.40)	(0.60)	(0.50)	(0.52)	(0.58)

Net Asset Value— End of Period	$10.23	$10.18	$10.80	$10.23	$10.05

Total Return	4.50%	(0.22)%	10.70%	7.08%	10.21%

Ratios (to average net assets)/ Supplemental Data:[3]

Expenses:

Including expense limitations	0.65%	0.62%	0.62%	0.62%	0.55%

Excluding expense limitations	0.65%	0.62%	0.62%	0.62%	0.61%

Net investment income	3.60%	3.60%	4.13%	4.89%	5.89%

Portfolio turnover	33%	27%	82%	136%	88%

Net assets at end of period (000 omitted)	$108,828	$188,519	$185,956	$167,077	$140,030

[1]	Formerly, the Wilmington Short/ Intermediate Bond Portfolio.
[2]	As required, effective July 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change, for the year ended June 30, 2002, was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to July 1, 2001 have not been restated to reflect this change in accounting.
[3]	For the periods presented, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I— Short/ Intermediate Bond Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

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Broad Market Bond Fund1— Institutional Shares

	For the Fiscal Years Ended June 30,

	2005	2004	2003	2002[2]	2001

Net Asset Value— Beginning of Period	$9.90	$10.67	$9.93	$9.81	$9.46

Investment Operations:

Net investment income	0.39	0.41	0.46	0.52	0.58

Net realized and unrealized gain (loss) on investments	0.27	(0.53)	0.79	0.16	0.35

Total from investment operations	0.66	(0.12)	1.25	0.68	0.93

Distributions:

From net investment income	(0.39)	(0.41)	(0.46)	(0.52)	(0.58)

From net realized gain	(0.10)	(0.24)	(0.05)	(0.04)	— [3]

Total distributions	(0.49)	(0.65)	(0.51)	(0.56)	(0.58)

Net Asset Value— End of Period	$10.07	$9.90	$10.67	$9.93	$9.81

Total Return	6.80%	(1.13)%	12.77%	7.04%	10.11%

Ratios (to average net assets)/ Supplemental Data:[4]

Expenses:

Including expense limitations	0.72%	0.68%	0.66%	0.68%	0.59%

Excluding expense limitations	0.73%	0.68%	0.66%	0.68%	0.70%

Net investment income	3.89%	4.05%	4.38%	5.16%	5.96%

Portfolio turnover	43%	26%	77%	180%	73%

Net assets at end of period (000 omitted)	$66,586	$88,935	$113,515	$116,427	$108,331

[1]	Formerly, the Wilmington Broad Market Bond Portfolio.
[2]	Effective July 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for periods prior to July 1, 2001 have not been restated to reflect this change in accounting
[3]	Less than $0.01 per share.
[4]	For the periods presented, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I— Broad Market Bond Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

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Municipal Bond Fund1— Institutional Shares

	For the Fiscal Years Ended June 30,

	2005	2004	2003	2002	2001

Net Asset Value— Beginning of Period	$12.80	$13.27	$12.87	$12.65	$12.25

Investment Operations:

Net investment income	0.38	0.36	0.43	0.47	0.56

Net realized and unrealized gain (loss) on investments	0.20	(0.45)	0.42	0.27	0.40

Total from investment operations	0.58	(0.09)	0.85	0.74	0.96

Distributions:

From net investment income	(0.38)	(0.36)	(0.43)	(0.47)	(0.56)

From net realized gain	—	(0.02)	(0.02)	(0.05)	—

Total distributions	(0.38)	(0.38)	(0.45)	(0.52)	(0.56)

Net Asset Value— End of Period	$13.00	$12.80	$13.27	$12.87	$12.65

Total Return	4.56%	(0.64)%	6.75%	5.93%	7.94%

Ratios (to average net assets)/ Supplemental Data:[2]

Expenses:

Including expense limitations	0.75%	0.75%	0.75%	0.75%	0.75%

Excluding expense limitations	0.79%	0.82%	0.95%	1.08%	1.39%

Net investment income	2.89%	2.78%	3.30%	3.63%	4.43%

Portfolio turnover	38%	20%	21%	28%	36%

Net assets at end of period (000 omitted)	$65,818	$63,069	$42,563	$32,592	$22,759

[1]	Formerly, the Wilmington Municipal Bond Portfolio.
[2]	For the periods presented, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I— Municipal Bond Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

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Short-Term Bond Fund1— Institutional Shares

		For the Period
	For the Fiscal	July 1, 2003[2]
	Year Ended	through
	June 30, 2005	June 30, 2004

Net Asset Value— Beginning of Period	$9.81	$10.00

Investment Operations:

Net investment income	0.25	0.18

Net realized and unrealized loss on investments	0.01	(0.19)

Total from investment operations	0.26	(0.01)

Distributions:

From net investment income	(0.25)	(0.18)

From net realized gain	(0.01)	— [3]

Total distributions	(0.26)	(0.18)

Net Asset Value— End of Period	$9.81	$9.81

Total Return	2.64%	(0.06)%

Ratios (to average net assets)/ Supplemental Data:[4]

Expenses:

Including expense limitations	0.65%	0.65%

Excluding expense limitations	0.84%	0.94%

Net investment income	2.51%	1.91%

Portfolio turnover	50%	42%

Net assets at end of period (000 omitted)	$35,855	$49,594

[1]	Formerly, the Wilmington Short-Term Income Portfolio.
[2]	Commencement of operations.
[3]	Less than $0.01 per share.
[4]	For the periods presented, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I— Short-Term Income Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

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MANAGEMENT OF THE FUNDS

       The Board of Trustees of WT Mutual Fund (the “Trust”) supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

      Rodney Square Management Corporation (“RSMC”), the Funds investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC (“WTIM”), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2005, RSMC had approximately $4.6 billion in assets under management.

      For the twelve months ended June 30, 2005, RSMC received the following advisory fees as a percentage of the average daily net assets of a corresponding series of WT Investment Trust I in which each Fund invested as part of its former master-feeder structure:

Short/Intermediate Bond Series	0.35%

Broad Market Bond Series	0.35%

Municipal Bond Series	0.35%

Short-Term Income Series	0.35%

      WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC’s fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

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FUND MANAGERS

      Eric K. Cheung, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/ Intermediate Bond, Broad Market Bond and Short-Term Bond. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined Wilmington Trust Corporation and RSMC. In 1991, he became the Division Manager for all fixed income products.

      Clayton M. Albright, III, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/ Intermediate-Term Bond, Broad Market Bond and Short-Term Bond Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income funds.

      Dominick J. D’Eramo, CFA, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/ Intermediate Bond, Broad Market Bond and Short-Term Bond Funds. Mr. D’Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a fixed income trader. He was promoted to portfolio manager in 1990.

      Lisa More, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Fund. Ms. More has been affiliated with Wilmington Trust Corporation since 1988 and with RSMC since 1990. Since 1990, she has specialized in the management of municipal income funds.

      Scott Edmonds, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Fund. Mr. Edmonds has been affiliated with Wilmington Trust Corporation and RSMC since 1989 as an assistant portfolio manager. He was promoted to a portfolio manager in 1991.

      The Funds’ SAI provides additional information about the Fund managers’ compensation, other accounts managed by the Fund manager and the Fund managers’ ownership of securities in the Fund.

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SERVICE PROVIDERS

      The chart below provides information on the primary service providers.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

      The price of each Fund’s shares is based on its net asset value (“NAV”). The Funds value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. (“PFPC”) determines the daily NAV per share. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund’s procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

      Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Fund is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Fund’s distributor (“Service Organization”), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Funds. If you wish

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to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:	Overnight mail:

Wilmington Fixed Income Funds	Wilmington Fixed Income Funds
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9828	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

      By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

      Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Funds’ SAI.

REDEMPTION OF SHARES

      You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See “Redemption Fees” below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such

25

receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund’s name and your account number should accompany any redemption requests.

      Redemption Fees: A redemption fee of 1.00% of the total redemption amount (calculated at market value) will be imposed if you sell your shares within 60 days (the “Holding Period”) of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list of which is shown under the heading “EXCHANGE OF SHARES” below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See “EXCHANGE OF SHARES” for additional information regarding the exchange of shares of a Wilmington Fund.

      Frequent Purchases and Redemptions: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund’s investment portfolio is generally referred to as “market timing”. Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believe are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund’s shares held by other shareholders. This occurs when market timers

26

attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See “PRICING OF SHARES” for more information. Also, because some of the Funds invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Fund’s shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

      By Mail: If you redeem your shares by mail, you should submit written instructions with a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:	Overnight mail:

Wilmington Fixed Income Funds	Wilmington Fixed Income Funds
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9828	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

      By Telephone: If you prefer to redeem your shares by telephone, you may elect to do so. However there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

      Additional Information Regarding Redemptions: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may also be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive

27

redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

      If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

      Small Accounts: If the value of your Fund account falls below $50,000, the Fund may ask you to increase your balance. If the account value is still below $50,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account’s market value. The minimum account balance for accounts existing prior to November 1, 2005 is $500. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

      For additional information on other ways to redeem shares, please refer to the Funds’ SAI.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following fund (“Wilmington Funds”):

Wilmington Short/ Intermediate-Term Bond Fund

Wilmington Broad Market Bond Fund

Wilmington Municipal Bond Fund

Wilmington Short-Term Bond Fund

Wilmington Large-Cap Core Fund

Wilmington Small-Cap Core Fund

Wilmington Large-Cap Value Fund

Wilmington Large-Cap Growth Fund

Wilmington Multi-Manager Large-Cap Fund

Wilmington Multi-Manager Mid-Cap Fund

Wilmington Multi-Manager Small-Cap Fund

Wilmington Multi-Manager International Fund

Wilmington Multi-Manager Real Estate Securities Fund

      Redemption of shares through an exchange will be affected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the

28

NAV per share determined at that time or as next determined thereafter. See “Taxes” for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder’s account of less than $50,000.

      Fees on Exchanges: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See “Redemption of Shares” for additional information regarding redemptions and this fee.

      To obtain prospectuses for the Institutional Shares of the other Wilmington Funds, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Fund’s shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually. The Short/ Intermediate-Term Bond Fund and the Broad Market Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Fund meets the requirements for being a “regulated investment company,” it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds’ distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

      Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions (“exempt-interest dividends”) may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is

29

exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Fund may be taxable.

      It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      State and Local Income Taxes: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

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DISTRIBUTION ARRANGEMENTS

       Professional Funds Distributor, LLC manages the Funds’ distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

      The Funds issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Fund’s common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee and a sub-transfer agency fee. Any investor may purchase Investor Shares.

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GLOSSARY

CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That’s because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and Federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from Federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

DURATION:

Duration measures the sensitivity of fixed income securities held by a portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

FIXED INCOME SECURITIES:

Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs or debt issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying an ownership interest in a company. With a bond, your “loan” is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence the term “fixed-income” security.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund’s investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

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INVESTMENT GRADE SECURITIES:

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA, or AAA by Standard & Poor’s Corporation or Baa, A, Aa or Aaa by Moody’s Investors Service, Inc.

MATURITY:

The final date on which the payment of a debt instrument (e.g., fixed income securities such as bonds and notes) becomes due and payable. Short-term bonds generally have maturities of up to five years; intermediate-term bonds between five and fifteen years; and long-term bonds over fifteen years.

MUNICIPAL SECURITIES:

Municipal securities are bonds issued by state and local governments to raise money for their activities.

NET ASSET VALUE OR “NAV”:

NAV =	Assets - Liabilities ____________________ Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest earned by a mutual fund on its investments less accrued expenses.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund’s portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

YIELD:

Yield is a measure of the income (dividends and interest) earned by the securities in a fund’s portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

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FOR MORE INFORMATION

       FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      Annual/ Semi-Annual Reports: These reports contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Funds’ performance for the most recently completed fiscal year or half-year.

      Statement of Additional Information (SAI): The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks, and business structure, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

WT Mutual Fund c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860-1427 (800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time

      WT Mutual Fund does not currently have an Internet Web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970

The investment company registration number is 811-08648.

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WILMINGTON LARGE-CAP CORE FUND*

WILMINGTON LARGE-CAP GROWTH FUND**
WILMINGTON LARGE-CAP VALUE FUND***
WILMINGTON SMALL-CAP CORE FUND†
of WT Mutual Fund
Institutional Shares

PROSPECTUS DATED NOVEMBER 1, 2005
       This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

•	are not bank deposits

•	are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

•	are not federally insured

•	are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other governmental agency

•	are not guaranteed to achieve their goal(s)

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

*	Formerly, the Wilmington Large Cap Core Portfolio
**	Formerly, the Wilmington Large Cap Growth Portfolio
***	Formerly, the Wilmington Large Cap Value Portfolio
†	Formerly, the Wilmington Small Cap Core Portfolio

For information about key terms and concepts, please refer to the “Glossary.”

WILMINGTON LARGE-CAP CORE FUND

WILMINGTON LARGE-CAP GROWTH FUND
WILMINGTON LARGE-CAP VALUE FUND
WILMINGTON SMALL-CAP CORE FUND
Institutional Shares

FUND DESCRIPTIONS

SUMMARY

Investment Objectives	•	The Wilmington Large-Cap Core Fund, the Wilmington Large-Cap Value Fund and the Wilmington Small-Cap Core Fund each seek long-term capital appreciation.
	•	The Wilmington Large-Cap Growth Fund seeks superior long-term growth of capital.

Investment Focus	•	Equity (or equity-related) securities

Share Price Volatility	•	High

Primary Investment Strategies	•	The Wilmington Large-Cap Core Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap corporations. The Fund’s investment adviser employs a combined growth and value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.
	•	The Wilmington Large-Cap Growth Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap corporations. The Fund’s investment adviser employs a growth investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.
	•	The Wilmington Large-Cap Value Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap corporations. The Fund’s investment adviser employs a value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

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	•	The Wilmington Small-Cap Core Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap corporations.

Principal Risks	The Funds are subject to the risks summarized below and further described under the heading “Additional Risk Information.”
	•	An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.
	•	It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the stocks that a Fund holds will increase in value.
	•	A Fund’s share price will fluctuate in response to changes in the market value of the Fund’s investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.
	•	Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.
	•	A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.
	•	Small capitalization companies may be more vulnerable than large companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.
	•	The performance of a Fund will depend on whether the investment adviser is successful in pursuing the investment strategy.

Investor Profile	•	Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

4

PERFORMANCE INFORMATION

Wilmington Large-Cap Core Fund

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years and since inception, before and after taxes, compare with those of the S&P 500 Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns for Calendar Years Since Inception

Performance Years

Calendar Year-to-Date Total Return as of September 30, 2005: 9.20%

Best Quarter	Worst Quarter

21.62%	(17.98)%
(December 31, 1998)	(September 30, 2002)

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Large-Cap Core Fund— Institutional Shares
Average Annual Total Returns as of			Since Inception
December 31, 2004	1 Year	5 Years	(January 5, 1995)

Return Before Taxes	5.41%	(6.95)%	7.40%
Return After Taxes on Distributions[1]	4.54%	(7.52)%	6.10%
Return After Taxes on Distributions and Sale of Shares[1]	3.51%	(6.00)%	5.96%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)[2]	10.88%	(2.30)%	12.07%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor’s Composite Index of 500 Stocks.

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Wilmington Large-Cap Growth Fund

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one, five and ten years, before and after taxes, compare with those of the Russell 1000 Growth Index, a broad measure of market performance. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Until February 23, 1998, the Fund invested in both large and small capitalization securities. Currently, the Fund invests primarily in large capitalization equity securities with growth characteristics. Accordingly, the Fund’s historical performance may not reflect its current investment practices. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns for the Past 10 Calendar Years

Performance Years

Calendar Year-to-Date Total Return as of September 30, 2005: 7.32%

Best Quarter	Worst Quarter

41.39%	(25.62)%
(December 31, 1999)	(March 31, 2001)

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Large-Cap Growth Fund— Institutional Shares
Average Annual Total Returns as of
December 31, 2004	1 Year	5 Years	10 Years

Return Before Taxes	2.17%	(13.80)%	5.89%
Return After Taxes on Distributions[1]	2.08%	(15.33)%	3.75%
Return After Taxes on Distributions and Sale of Shares[1]	1.41%	(11.14)%	4.77%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)[2]	6.47%	(9.26)%	9.59%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets.

8

Wilmington Large-Cap Value Fund

      The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the Russell 1000 Value Index, which is a broad measure of market performance. This performance information includes the performance of the Fund’s predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund’s performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns for the Past 10 Calendar Years

Performance Years

Calendar Year-to-Date Total Return as of September 30, 2005: 3.49%

Best Quarter	Worst Quarter

17.84%	(19.02)%
(June 30, 2003)	(September 30, 2002)

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Large-Cap Value Fund— Institutional Shares
Average Annual Total Returns as of			Since
December 31, 2004	1 Year	5 Years	June 29, 1998	10 Years[1]

Return Before Taxes	15.12%	3.32%	2.24%	9.18%	[2]
Return After Taxes on Distributions[3]	14.70%	2.92%	1.66%	N/A
Return After Taxes on Distributions and Sale of Shares[3]	9.83%	2.64%	1.58%	N/A
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)[4]	16.67%	5.38%	5.69%	13.32%

[1]	For periods prior to June 29, 1998, the Fund’s predecessor, the Value Stock Fund, operated as a collective investment fund. As a collective investment fund, the Value Stock Fund is treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.
[2]	This performance information reflects the performance of the Fund and its predecessor, the Value Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.
[3]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[4]	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets.

10

Wilmington Small-Cap Core Fund

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years and since inception, before and after taxes, compare with those of the Russell 2000 Index, which is a broad measure of market performance. This performance information includes the performance of the Fund’s predecessor, the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund’s performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e., adjusted to reflect expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns for the Past 10 Calendar Years

Performance Years

Calendar Year-to-Date Total Return as of September 30, 2005: 4.38%

Best Quarter	Worst Quarter

22.89%	(22.01)%
(March 31, 2000)	(September 30, 2001)

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Small-Cap Core Fund—
Institutional Shares
Average Annual Total Returns as of			Since	Since Inception
December 31, 2004	1 Year	5 Years	June 29, 1998	April 1, 1997[1]

Return Before Taxes	12.83%	2.81%	4.30%	8.30% [2]
Return After Taxes on Distributions[3]	11.75%	2.09%	3.70%	N/A
Return After Taxes on Distributions and Sale of Shares[3]	9.75%	2.22%	3.53%	N/A
Russell 2000 Index (reflects no deductions for fees, expenses or taxes) [4]	16.54%	6.95%	7.22%	10.04%

[1]	For periods prior to June 29, 1998, the Fund’s predecessor, the Small Cap Stock Fund, operated as a collective investment fund. As a collective investment fund, the Small Cap Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.
[2]	This performance information reflects the performance of the Fund and its predecessor, the Small Cap Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.
[3]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[4]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index is unmanaged and reflects the reinvestment of dividends.

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FEES AND EXPENSES

      The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends (and other distributions)	None
Redemption fee[1]	1.00%
Exchange fee[1]	1.00%

[1]	Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See “Redemption of Shares” and “Exchange of Shares” for additional information.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Large-Cap	Large-Cap	Large-Cap	Small-Cap
	Core	Growth	Value	Core
	Fund	Fund	Fund	Fund

Management fees	0.60%	0.60%	0.60%	0.83%
Distribution (12b-1) fees	None	None	None	None
Other expenses[1,2]	0.59%	0.50%	0.44%	0.38%

Total Annual Fund Operating Expenses	1.19%	1.10%	1.04%	1.21%
Waivers/reimbursements	(0.39)% [2,3]	(0.01)% [2]

Net expenses	0.80% [2,3]	1.09% [2]

[1]	Except for the Small-Cap Core Fund, “Other expenses” have been restated to reflect current and estimated fees in connection with each Fund’s change in its investment structure on July 1, 2005 from a master/feeder structure to a stand-alone investment structure that invests directly in securities. “Other expenses” for the Small-Cap Core Fund have been restated to reflect current and estimated expenses in connection with the Fund’s change in its investment structure on July 1, 2005 from a fund-of-funds structure to a stand-alone investment structure that invests directly in securities.
[2]	The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class’ average daily net assets is below $75 million through September, 2007.
[3]	For Institutional Shares of the Large-Cap Core Fund, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.80%. This waiver will remain in place until November 1, 2008 unless the Board of Trustees approves its earlier termination.

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EXAMPLE

      This Example is intended to help you compare the cost of investing in Institutional Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	the Fund’s total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2008 for the Large-Cap Core Fund) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Institutional Shares	1 Year	3 Years	5 Years	10 Years

Large-Cap Core Fund	$82	$255	$535	$1,333
Large-Cap Growth Fund	$111	$349	$605	$1,339
Large-Cap Value Fund	$106	$331	$574	$1,271
Small-Cap Core Fund	$123	$384	$665	$1,466

      The above example is for comparison purposes only and is not a representation of a Fund’s actual expenses and returns of Institutional Shares, either past or future.

INVESTMENT OBJECTIVES

      The Wilmington Large-Cap Core Fund, the Wilmington Large-Cap Value Fund and the Wilmington Small-Cap Core Fund each seek long-term capital appreciation. The Wilmington Large-Cap Growth Fund seeks superior long-term growth of capital.

      The investment objective for the Large-Cap Core Fund may be changed without shareholder approval. The investment objective for the Large-Cap Growth Fund, Large-Cap Value Fund and the Small-Cap Core Fund may not be changed without shareholder approval.

      There is no guarantee that any Fund will achieve its investment objective.

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PRIMARY INVESTMENT STRATEGIES

      The Wilmington Large-Cap Core Fund, under normal market conditions, invests at least 80% of its assets in a diversified portfolio of the following equity or equity-related securities:

•	common or preferred stock of U.S. corporations that have attractive growth or value characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Index

•	options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above

•	receipts or American Depositary Receipts (“ADRs”), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation

      For cash management purposes, the Fund may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers’ acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

      The Fund’s investment adviser, Rodney Square Management Corporation (“RSMC”), seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts’ earnings estimates. RSMC may rotate the Fund’s holdings among various market sectors based on economic analysis of the overall business cycle.

      The Wilmington Large-Cap Growth Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap corporations. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. corporations that have attractive growth characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Growth Index.

      RSMC seeks securities that it believes possess growth characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts’ earnings estimates.

      The Wilmington Large-Cap Value Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large cap corporations. RSMC employs a value investment approach and invests in common or preferred stock of U.S. corporations that have attractive growth characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Value Index.

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      RSMC seeks securities that it believes possess value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts’ earnings estimates.

      The Wilmington Small-Cap Core Fund invests at least 80% of its assets in equity securities of small-cap companies. The Fund currently employs a multi-manager approach utilizing the investment adviser, RSMC, and two sub-advisers with differing investment philosophies to manage a portion of the Fund’s assets under the general supervision of RSMC.

      Under normal market conditions, RSMC will direct the Fund’s investments in the following equity or equity-related securities:

•	common or preferred stock of U.S. corporations that have attractive growth or value characteristics with a market capitalization at the time of purchase that is no more than that of the largest stock in the Russell 2000 or S&P 600 Index

•	options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above

•	receipts or ADRs, which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation

      RSMC’s selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analyst’s earnings estimates. RSMC may rotate the Fund’s holdings among various market sectors based on economic analysis of the overall business cycle.

      RMSC also allocates a portion of the Fund’s assets between two sub-advisers which employ alternatively growth-oriented and value-oriented stock selection techniques. RSMC does not allocate assets according to a predetermined percentage. Instead, RSMC regularly determines the appropriate allocation. When making these decisions, RSMC considers a variety of quantitative and qualitative components. RSMC will use returns-based and holdings-based style analysis tools to assess and to maintain style neutrality within the Fund. RSMC will consider the investment style, process, past results and expected future returns of each sub-adviser. RSMC may also consider proprietary research provided by the investment sub-advisers. RSMC is responsible for determining and adjusting the percentages allocated to the sub-advisers and may reallocate assets between the sub-advisers at any time.

      The multi-manager arrangement is expected to take advantage of the experience of RSMC and the sub-advisers. This multiple investment approach is designed to give the Fund broad exposure to small cap companies in the U.S. equity markets. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

      Principal Investment Strategies of the Sub-Advisers to the Small-Cap Core Fund. Below is a discussion on the principal investment strategies of each of the Fund’s sub-advisers.

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      Roxbury Capital Management, LLC (“Roxbury”). Under normal market conditions, Roxbury will direct the Fund’s investment in the following equity or equity-related securities:

•	common stocks of U.S. corporations that have strong growth characteristics or are undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is equal to or less than the capitalization of the largest stock in the S&P SmallCap 600 Index (“small cap companies”)

•	options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small cap companies

•	options on indices of the common stock of small cap companies

•	contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small cap companies, and options upon such futures contracts

      As of September 30, 2005, the market capitalization of the companies that make up the S&P SmallCap 600 Index was between $45.7 million and $6.6 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment’s market capitalization may drift above or below this range. Roxbury may also direct the Fund’s investment in certain option and financial futures contracts (“derivatives”) and foreign securities, including American Depositary Receipts.

      Roxbury uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. Roxbury selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, Roxbury seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

      Cramer Rosenthal McGlynn, LLC (“CRM”). Under normal market conditions, CRM will direct the Fund’s investment in a diversified portfolio of the following equity or equity-related securities that are judged by CRM to be undervalued in the marketplace relative to underlying profitability of the issuer:

•	common and preferred stocks of U.S. corporations that have market capitalizations, at the time of purchase, equal to those in the Russell 2000 Value Index and are publicly traded on a U.S. securities market

•	securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies

•	warrants

      The market capitalization range of the Russell 2000 Value Index changes constantly; as of September 30, 2005, the range was from $21.7 million to $3.7 billion.

      CRM uses a value investment strategy whereby it seeks to identify changes that are material to a company’s operations, outlook and prospects. CRM is attracted to companies that it believes will look

17

different tomorrow— operationally, financially, managerially— when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being “neglected by investors” and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the market place will eventually recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.

      For cash management purposes, the Small-Cap Core Fund may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers’ acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

      Each of the Funds. The frequency of portfolio transactions and the Funds’ turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for a Fund’s shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

      In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Fund will be unable to achieve its investment objective.

      Each Fund may use other strategies and engage in other investment practices, which are more fully described in the Funds’ Statement of Additional Information (“SAI”).

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds’ SAI:

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Derivatives Risk: Some of a Fund’s investments may be referred to as “derivatives” because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its

18

own special risks. As a fundamental policy, no more than 15% of a Fund’s total assets may be committed or exposed to derivative strategies.

•	Foreign Security Risk: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

•	Growth Investing Risk: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

•	Value Investing Risk: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

•	Small-Cap Risk: Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

•	Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Valuation Risk: The risk that a Fund has valued certain of its securities at a higher price than they can be sold.

•	Allocation Risk: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund’s performance. It is possible that RSMC will focus on one sub-adviser that performs poorly or underperforms the other sub-adviser under various market conditions.

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FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, is included in the Institutional Shares’ Annual Report, which is available without charge upon request.

	For the Fiscal Years Ended June 30,

	2005	2004	2003	2002	2001
Large-Cap Core Fund[1]—Institutional Shares
Net Asset Value— Beginning of Period	$14.87	$13.14	$13.68	$18.17	$24.03

Investment Operations:

Net investment income	0.45	0.10	0.15	0.11	0.08

Net realized and unrealized gain (loss) on investments	0.65	1.78	(0.55)	(4.15)	(5.15)

Total from investment operations	1.10	1.88	(0.40)	(4.04)	(5.07)

Distributions:

From net investment income	(0.36)	(0.15)	(0.11)	(0.08)	(0.04)

From net realized gain	—	—	(0.03)	(0.37)	(0.75)

Total distributions	(0.36)	(0.15)	(0.14)	(0.45)	(0.79)

Net Asset Value— End of Period	$15.61	$14.87	$13.14	$13.68	$18.17

Total Return	7.51%	14.38%	(2.86)%	(22.66)%	(21.50)%

Ratios (to average net assets)/Supplemental Data: [2]

Expenses:

Including expense limitations	0.80%	0.80%	0.80%	0.80%	0.80%

Excluding expense limitations	1.43%	1.13%	1.05%	1.00%	0.98%

Net investment income	1.16%	0.73%	1.04%	0.64%	0.39%

Portfolio turnover rate	113%	27%	50%	68%	72%

Net assets at end of period (000 omitted)	$26,829	$58,794	$61,380	$80,831	$108,061

[1]	Formerly, the Wilmington Large Cap Core Portfolio.
[2]	For the periods presented, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I— Large Cap Core Series (the “Series”), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

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	For the Fiscal Years Ended June 30,

	2005	2004	2003	2002	2001
Large-Cap Growth Fund[1,2]—Institutional Shares
Net Asset Value— Beginning of Period	$9.93	$8.73	$8.70	$12.69	$33.39

Investment Operations:

Net investment income (loss)	0.03	0.01	—[3]	— [3]	(0.08)

Net realized and unrealized gain (loss) on investments	0.38	1.20	0.03	(3.99)	(10.61)

Total from investment operations	0.41	1.21	0.03	(3.99)	(10.69)

Distributions:

From net investment income	(0.03)	(0.01)	—	—	—

From net realized gains	—	—	—	—	(10.01)

Total distributions	(0.03)	(0.01)	—	—	(10.01)

Net Asset Value— End of Period	$10.31	$9.93	$8.73	$8.70	$12.69

Total Return	4.09%	13.86%	0.35%	(31.44)%	(39.41)%

Ratios (to average net assets)/Supplemental Data: [4]

Expenses:

Including expense limitations	1.10%	0.98%	0.95%	0.85%	0.76%

Excluding expense limitations	1.15%	1.01%	0.98%	0.85%	0.79%

Net investment loss	0.28%	0.08%	(0.02)%	(0.04)%	(0.37)%

Portfolio turnover rate	230%	87%	51%	75%	78%

Net assets at end of period (000 omitted)	$35,809	$49,418	$58,620	$76,892	$158,318

[1]	Formerly, the Wilmington Large Cap Growth Portfolio.
[2]	Effective December 15, 2004, Rodney Square Management Corporation replaced Roxbury Capital Management, LLC as the Adviser to the WT Large Cap Growth Series.
[3]	Less than $0.01 per share.
[4]	For the periods presented, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I— WT Large Cap Growth Series (the “Series”), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

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	For the Fiscal Years Ended June 30,

	2005	2004	2003	2002	2001
Large-Cap Value Fund[1]—Institutional Shares
Net Asset Value— Beginning of Period	$9.45	$8.19	$8.20	$11.13	$10.25

Investment Operations:

Net investment income	0.12	0.08	0.06	0.07	0.09

Net realized and unrealized gain (loss) on investments	0.70	1.26	0.01	(2.68)	0.86

Total from investment operations	0.82	1.34	0.07	(2.61)	0.95

Distributions:

From net investment income	(0.11)	(0.08)	(0.07)	(0.09)	(0.07)

From net realized gain	—	—	(0.01)	(0.23)	—

Total distributions	(0.11)	(0.08)	(0.08)	(0.32)	(0.07)

Net Asset Value— End of Period	$10.16	$9.45	$8.19	$8.20	$11.13

Total Return	8.66%	16.47%	0.92%	(24.02)%	9.33%

Ratios (to average net assets)/Supplemental Data:[2]

Expenses:

Including expense limitations	1.02%	1.00%	1.06%	0.92%	0.77%

Excluding expense limitations	1.05%	1.03%	1.13%	0.93%	0.91%

Net investment income (loss)	1.13%	0.94%	0.93%	0.66%	0.96%

Portfolio turnover rate	28%	26%	87%	100%	109%

Net assets at end of period (000 omitted)	$47,968	$51,729	$47,301	$52,064	$82,312

[1]	Formerly, the Wilmington Large Cap Value Portfolio.
[2]	For the periods presented, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I— Large Cap Value Series (the “Series”), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

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	For the Fiscal Years Ended June 30,

	2005		2004		2003		2002	2001
Small-Cap Core Fund[1]—Institutional Shares
Net Asset Value— Beginning of Period	$10.75		$8.59		$9.15		$10.63	$12.97

Investment Operations:

Net investment income (loss)	(0.07	) [2]	(0.07	) [2]	(0.02	) [2]	— [2,3]	0.16

Net realized and unrealized gain (loss) on investments	0.67		2.23		(0.54)		(1.47)	(1.14)

Total from investment operations	0.60		2.16		(0.56)		(1.47)	(0.98)

Distributions:

From net investment income	—		—		—		(0.01)	(0.01)

From net realized gain	(0.72)		—		—		—	(1.21)

In excess of net realized gain	—		—		—		—	(0.14)

Total distributions	(0.72)		—		—		(0.01)	(1.36)

Net Asset Value— End of Period	$10.63		$10.75		$8.59		$9.15	$10.63

Total Return	5.65%		25.15%		(6.12)%		(13.84)%	(6.88)%

Ratios (to average net assets)/Supplemental Data:[3]

Expenses:

Including expense limitations	1.27%		1.19%		1.00%		0.89%	0.83%

Excluding expense limitations	1.29%		1.21%		1.01%		0.89%	0.90%

Net investment income (loss)	(0.69)%		(0.74)%		(0.21)%		(0.03)%	0.15%

Portfolio turnover rate	15%		142%		62%		44%	53%

Net assets at end of period (000 omitted)	$53,510		$73,324		$73,700		$106,915	$136,236

[1]	Formerly, the Wilmington Small Cap Core Portfolio.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Less than $0.01 per share.
[3]	For the periods presented through November 30, 2003, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income (loss) ratios during this period include expenses allocated from the master fund, WT Investment Trust I— Small Cap Core Series (the “Series”), and the portfolio turnover rate reflects the investment activity of the Series. For the period December 1, 2003 through June 30, 2005, the Fund operated in a “fund-of-funds” structure. The expense and the net investment income (loss) ratios during this period include expenses allocated from the underlying funds, WT Investment Trust I— Small Cap Growth Series and WT Investment Trust I— Small Cap Value Series, and the portfolio turnover reflects the Fund’s investment activity. Effective July 1, 2005, the Fund no longer operates in a “fund-of-funds” structure.

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MANAGEMENT OF THE FUNDS

       The Board of Trustees of WT Mutual Fund (the “Trust”) supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

      RSMC, 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to each of the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC (“WTIM”), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2005, RSMC had approximately $4.6 billion assets under management.

      For the twelve months ended June 30, 2005, RSMC or its affiliates, received the following advisory fees as a percentage of the average daily net assets of a corresponding series of WT Investment Trust I in which each Fund invested as part of its former master-feeder structure, or, with respect to the Small-Cap Core Fund, its former fund-of-funds structure:

Large Cap Core Series	0.51%

WT Large Cap Growth Series	0.55%

Large Cap Value Series	0.55%

Small-Cap Core Fund	0.86%*

*	During this period, the Small-Cap Core Fund incurred indirectly a proportionate share of advisory fees paid to the investment advisers of the Small Cap Growth Series and Small Cap Value Series of WT Investment Trust I in which the Fund invested as a feeder fund in a fund-of-funds structure.

    With respect to the Large-Cap Core, Large-Cap Growth and Large-Cap Value Funds, RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of average daily net assets, of 0.60% of the first $1 billion of assets, 0.55% of the next $1 billion of assets and 0.50% of assets over $2 billion.

      The Small-Cap Core Fund pays investment advisory fees of 0.75% of average daily net assets to RSMC for the portion of assets directly managed by RSMC. Prior to July 27, 2005, RSMC’s advisory agreement provided for no compensation payable by the Small-Cap Core Fund to RSMC. As sub-adviser to the Small-Cap Core Fund, CRM is entitled to a fee at the annual rate of 0.75% of the Fund’s first $1 billion of average

24

daily net assets which CRM manages, 0.70% of the Fund’s next $1 billion of average daily net assets managed by CRM, and 0.65% of the Fund’s average daily net assets over $2 billion managed by CRM. Roxbury also serves as sub-adviser to the Small-Cap Core Fund, and is entitled to a fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets which Roxbury manages, 0.95% of the Fund’s next $1 billion of average daily net assets managed by Roxbury, and 0.90% of the Fund’s average daily net assets over $2 billion managed by Roxbury.

      Shareholders of each of the Large-Cap Growth Fund, Large-Cap Value Fund and Small-Cap Core Fund approved an increase in each such Fund’s advisory fee at a special meeting of shareholders held on July 27, 2005.

      WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC’s fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

SUB-ADVISERS

      CRM, located at 520 Madison Avenue, New York, New York 10022, serves as sub-adviser to the Small- Cap Core Fund. As the Fund’s sub-adviser, CRM has the responsibility for directing a portion of the Fund’s investments, subject to the direction of RSMC. CRM and its predecessors have managed equity investments for mutual funds, corporate pension funds, educational, community, religious and private endowments and foundations as well as for individuals in a value oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. As of September 30, 2005, CRM had approximately $8.5 billion of assets under management.

      Prior to July 1, 2005, CRM served as investment adviser to the Large Cap Value Series and Small Cap Value Series, each a series of the Trust in which the Large-Cap Value Fund and the Small-Cap Core Fund, respectively, previously invested. CRM was entitled to receive fees with respect to the Large Cap Value Series at the annual rate of 0.55% of the Series’ first $1 billion of average daily net assets, 0.50% of the Series’ next $1 billion of average daily net assets and 0.45% of the Series’ average daily net assets over $2 billion. As investment adviser to the Small Cap Value Series, CRM was entitled to the same annual advisory fee rate as it is entitled to receive as sub-adviser to the Small Cap Core Fund.

      Roxbury, located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as sub-adviser for the Small-Cap Core Fund. As the Fund’s sub-adviser, Roxbury has the responsibility for directing a portion of the Fund’s investments, subject to the direction of RSMC. Roxbury has provided investment advisory services in a growth style to mutual funds and other institutional accounts including corporations,

25

unions and pension accounts, foundations, and endowments as well as to individuals. As of September 30, 2005, Roxbury had assets under management of approximately $3 billion.

      Prior to December 15, 2004, Roxbury served as investment adviser to the WT Large Cap Growth Series, a series of the Trust in which the Large-Cap Growth Fund previously invested. Roxbury was entitled to receive fees at the annual rate of 0.55% of the Series’ first $1 billion of average daily net assets, 0.50% of the Series’ next $1 billion of average daily net assets and 0.45% of the Series’ average daily net assets over $2 billion. From December 15, 2004 until June 30, 2005, RSMC served as investment adviser to the WT Large Cap Growth Series in which the Large-Cap Growth Fund previously invested. RSMC has served as investment adviser to the Large-Cap Growth Fund since July 1, 2005.

      Prior to July 1, 2005, Roxbury served as investment adviser to the Small Cap Growth Series, a series of the Trust in which the Small-Cap Core Fund previously invested. As adviser to the Series, Roxbury was entitled to the same annual advisory fee rate as it is entitled to receive as sub-advisor to the Small-Cap Core Fund.

FUND MANAGERS

      Large-Cap Core, Large-Cap Growth, Large-Cap Value and Small-Cap Core Funds. The day-to-day management of each of the Large-Cap Core, Large-Cap Growth, Large-Cap Value and Small-Cap Core Funds is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.

      Rex P. Macey, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Mr. Macey is a member of the portfolio management team primarily responsible for the day-to-day management of the Large-Cap Core, Large-Cap Growth and Large-Cap Value Funds. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

      Adrian Cronje, PhD., CFA is a Vice President of WTIM and a member of the portfolio management team primarily responsible for the day-to-day management of the Large-Cap Core, Large-Cap Growth and Large- Cap Value Funds. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

      Andrew H. Hopkins, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins is a member of the portfolio management team primarily responsible for the day-to-day management of the Large-Cap Core, Large-Cap Growth and Large-Cap Value Funds. Mr. Hopkins joined RSMC in 1997 as a securities analyst covering the information technology sector.

      Vincent F. Rights is an Investment Officer of RSMC and WTIM. Mr. Rights is a member of the portfolio management team primarily responsible for the day-to-day management of the Large-Cap Core, Large-Cap Growth and Large-Cap Value Funds. Mr. Rights joined RSMC in 2000 as a securities analyst.

      Dorsey D. Farr PhD., CFA is a Vice President of RSMC and WTIM. He has been Director of Asset Allocation and Portfolio Strategy at WTIM since June 2004. Previously, he was Vice President and Senior Economist at

26

WTIM from 2000 to 2004. He is responsible for allocating the Fund’s assets among RSMC and the sub-advisers.

      Small-Cap Core Fund. The management of the Small-Cap Core Fund and its sub-advisers is the responsibility of a group of RSMC professionals, which makes its style allocation and sub-adviser investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and its affiliates that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

      Each sub-adviser to the Small-Cap Core Fund makes the day-to-day investment decisions for the portion of the Fund’s assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program. Below is a list of the staff of each of Roxbury and CRM.

ROXBURY CAPITAL MANAGEMENT, LLC.

      Steve Marshman, CFA joined Roxbury in July 2002 and has thirteen years of investment management experience. Mr. Marshman is a member of Roxbury’s Small Cap Growth Investment Team. From 1995 to 2002, Mr. Marshman was with Columbia Management Group (“Columbia”) where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. His responsibilities at Columbia also included management of Columbia’s Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the US Air Force. He has a B.S. from the US Air Force Academy and an M.B.A. from Golden Gate University.

      Robert Marvin, CFA, CPA joined Roxbury in July 2002 and has thirteen years of investment management experience. Mr. Marvin is a member of Roxbury’s Small Cap Growth Investment Team. From 1998 to 2002, Mr. Marvin was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an M.B.A. from UCLA.

      Brian Smoluch, CFA joined Roxbury in July 2002 and has nine years of investment management experience. Mr. Smoluch is a member of Roxbury’s Small Cap Growth Investment Team. From 1996 to 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. He has a B.S. from the University of Virginia and an M.B.A. from Harvard University.

27

CRAMER ROSENTHAL MCGLYNN, LLC.

      Ronald H. McGlynn, Chairman & CEO and Jay B. Abramson, President & CIO are responsible for the overall management of the portion of the Small-Cap Core Fund managed by CRM. The portfolio managers who have responsibility for the day-to-day management of the portion of the Small-Cap Core Fund managed by CRM are set forth below.

      James P. Stoeffel and Terry Lally, CFA, are co-leaders of the team responsible for the management of the Small Cap Value strategy at CRM.

      James P. Stoeffel, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University’s Stern School of Business and is a Certified Public Accountant.

      Terry Lally, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small- cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

      The Funds’ SAI provides additional information about the Fund managers’ compensation, other accounts managed by the Fund manager and the Fund managers’ ownership of securities in the Funds.

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SERVICE PROVIDERS

      The chart below provides information on the Funds’ primary service providers.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

      The price of each Fund’s shares is based on its net asset value (“NAV”). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. (“PFPC”) determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

      Fund shares are offered on a continuous basis and are sold without sales charges. The minimum initial investment in Institutional Shares of each Fund is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds’ distributor (“Service Organization”), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee

30

by Wilmington Trust or the Service Organization in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:	Overnight mail:

Wilmington Equity Funds	Wilmington Equity Funds
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9828	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

      By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Funds’ SAI.

REDEMPTION OF SHARES

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See “Redemption Fee” below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on

31

the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund’s name and your account number should accompany any redemption requests.

      Redemption Fees: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the “Holding Period”) of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list of which is shown under the heading “EXCHANGE OF SHARES” below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See “EXCHANGE OF SHARES” for additional information regarding the exchange of shares of a Wilmington Fund.

      Frequent Purchases and Redemptions: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund’s investment portfolio is generally referred to as “market timing”. Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market

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timing can cause dilution in the value of such Fund’s shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See “PRICING OF SHARES” for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund’s shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

      By Mail: If you redeem your shares by mail, you should submit written instructions with a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:	Overnight mail:

Wilmington Equity Funds	Wilmington Equity Funds
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9828	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

      By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. However, there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

      Additional Information Regarding Redemptions: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

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      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares. If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

      Small Accounts: If the value of your investment in a Fund falls below $50,000, the Fund may ask you to increase your balance. If the account value is still below $50,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account’s market value. The minimum account balance for accounts existing prior to November 1, 2005 is $500. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

      For additional information on other ways to redeem shares, please refer to the Funds’ SAI.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds (“Wilmington Funds”):

Wilmington Short/ Intermediate-Term Bond Fund

Wilmington Broad Market Bond Fund

Wilmington Municipal Bond Fund

Wilmington Short-Term Bond Fund

Wilmington Large-Cap Core Fund

Wilmington Small-Cap Core Fund

Wilmington Large-Cap Growth Fund

Wilmington Large-Cap Value Fund

Wilmington Multi-Manager Large-Cap Fund

Wilmington Multi-Manager Mid-Cap Fund

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Wilmington Multi-Manager Small-Cap Fund

Wilmington Multi-Manager International Fund

Wilmington Multi-Manager Real Estate Securities Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See “Taxes” for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder’s account of less than $50,000.

      Fees on Exchanges: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See “Redemption of Shares” for additional information regarding redemptions and this fee.

      To obtain prospectuses for Institutional Shares of the other Wilmington Funds, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Fund shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income, if any, of each Fund are declared and paid annually to you. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Fund meets the requirements for being a “regulated investment company,” it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities.

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The Funds’ distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      The Funds’ distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      State and Local Income Taxes: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds’ SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

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DISTRIBUTION ARRANGEMENTS

       Professional Funds Distributor, LLC manages the Funds’ distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

      The Funds issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Fund’s common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

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GLOSSARY

“CAP” or MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company’s common stock.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund’s investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders’ money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

NET ASSET VALUE or “NAV”:

NAV =	Assets - Liabilities ____________________ Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

SMALL-CAP FUNDS:

Small-cap funds invest in the common stock of companies with smaller market capitalizations. Small-cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund’s portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

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FOR MORE INFORMATION

       FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      Annual/Semi-Annual Reports: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Funds’ performance for the most recently completed fiscal year or half-year.

      Statement of Additional Information (SAI): The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks, and business structure, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970
9:00 a.m. to 5:00 p.m. Eastern time

WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

The investment company registration number is 811-08648.

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WILMINGTON MULTI-MANAGER LARGE-CAP FUND*

WILMINGTON MULTI-MANAGER MID-CAP FUND**
WILMINGTON MULTI-MANAGER SMALL-CAP FUND***
WILMINGTON MULTI-MANAGER INTERNATIONAL FUND†
WILMINGTON MULTI-MANAGER REAL ESTATE SECURITIES FUND††
of WT Mutual Fund
Institutional Shares

PROSPECTUS DATED NOVEMBER 1, 2005

       This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

•	are not bank deposits

•	are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

•	are not federally insured

•	are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other governmental agency

•	are not guaranteed to achieve their goal(s)

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

*        Formerly, the Wilmington Large Cap Strategic Allocation Fund

**      Formerly, the Wilmington Mid Cap Strategic Allocation Fund
***    Formerly, the Wilmington Small Cap Strategic Allocation Fund
†        Formerly, the Wilmington International Strategic Allocation Fund
††      Formerly, the Wilmington Real Estate Strategic Allocation Fund

For information about key terms and concepts, please refer to the “Glossary.”

WILMINGTON MULTI-MANAGER LARGE-CAP FUND

WILMINGTON MULTI-MANAGER MID-CAP FUND
WILMINGTON MULTI-MANAGER SMALL-CAP FUND
WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
WILMINGTON MULTI-MANAGER REAL ESTATE SECURITIES FUND

FUND DESCRIPTIONS

SUMMARY

Investment Objectives	•	The investment objective of each of Wilmington Multi-Manager Large-Cap Fund, Wilmington Multi-Manager Mid-Cap Fund and Wilmington Multi-Manager Small-Cap Fund is to achieve long-term capital appreciation.
	•	The investment objective of Wilmington Multi-Manager International Fund is to achieve superior long-term capital appreciation.
	•	The investment objective of Wilmington Multi-Manager Real Estate Securities Fund is to achieve long-term growth of capital and high current income through investments in companies in the real estate industry.

Investment Focus	•	Equity or equity-related securities

Share Price Volatility	•	High

Principal Investment Strategies	•	Wilmington Multi-Manager Large-Cap Fund (the “Large-Cap Fund”) invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large cap corporations.
	•	Wilmington Multi-Manager Mid-Cap Fund (the “Mid-Cap Fund”) invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of mid cap corporations.
	•	Wilmington Multi-Manager Small-Cap Fund (the “Small-Cap Fund”) invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small cap corporations.
	•	Wilmington Multi-Manager International Fund (the “International Fund”) invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers.

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	•	Wilmington Multi-Manager Real Estate Securities Fund (the “Real Estate Fund”), under normal market conditions invests at least 80% of its net assets in securities of real estate and real estate-related companies. The Fund will invest in real estate companies, such as equity real estate investment trusts (“REITs”) which own property, and mortgage REITs, which make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.
	•	Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund’s assets among sub-advisers, or invests directly in exchange-traded funds. Rodney Square Management Corporation (“RSMC”) serves as each Fund’s investment adviser. RSMC has delegated the responsibility of securities selection and portfolio management of the Funds to the following sub-advisers:
		For all Funds:	Wilmington Trust Investment Management, LLC
		Large-Cap Fund:	Armstrong Shaw Associates, Inc., Montag & Caldwell, Inc., First Quadrant, L.P. and Parametric Portfolio Associates LLC (“PPA”).
		Mid-Cap Fund:	Bennett Lawrence Management, LLC, Equity Investment Corporation and PPA.
		Small-Cap Fund:	Batterymarch Financial Management, Inc., Systematic Financial Management L.P. and PPA.
		International Fund:	Goldman Sachs Asset Management, L.P. and Julius Baer Investment Management, LLC.
		Real Estate Fund:	AEW Management and Advisors, L.P. and Real Estate Management Services Group, LLC.

Principal Risks	The Funds are subject to the risks summarized below and further described under the heading “Additional Risk Information” in this prospectus.
	•	An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.
	•	It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.
	•	A Fund’s share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

4

	•	Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors, as a result of each sub-adviser’s independent investment decisions, which may have a negative effect on performance or offset performance of a sub-adviser.
	•	Each Fund may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives.
	•	Small and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile.
	•	The International Fund is subject to foreign security risk because its investments in foreign (i.e., non-U.S.) markets are subject to foreign security risk as well as the risk of losses caused by changes in foreign currency exchanges rates.
	•	Because the Real Estate Fund concentrates its investments in companies related to the real estate industry, the value of the Real Estate Fund’s shares may fluctuate more frequently than the value of shares of a fund that invests in a broader range of securities.
	•	The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

Investor Profile	•	Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

5

PERFORMANCE INFORMATION

Wilmington Multi-Manager Large-Cap Fund

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Large-Cap Fund’s Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the S&P® 500 Index and the Russell® 1000 Index, which are broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Return for the Past Calendar Year

Performance Year

Calendar Year-to-Date Total Return as of September 30, 2005: 4.97%

Best Quarter	Worst Quarter

8.88%	-2.08%
(December 31, 2004)	(September 30, 2004)

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Large-Cap Fund— Institutional Shares		Since Inception
Average Annual Total Returns as of December 31, 2004	1 Year	(July 1, 2003)

Return Before Taxes	10.18%	13.33%
Return After Taxes on Distributions[1]	9.91%	13.12%
Return After Taxes on Distributions and Sale of Shares[1]	6.61%	11.26%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)[2]	10.88%	17.69%
Russell 1000 Index (reflects no deductions for fees, expenses or taxes)[3]	11.40%	18.40%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The S&P® 500 Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor’s Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.
[3]	The Russell® 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

7

Wilmington Multi-Manager Mid-Cap Fund

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Mid-Cap Fund’s Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the S&P® MidCap 400 Index and the Russell MidCap Index, which are broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Return for the Past Calendar Year

Performance Year

Calendar Year-to-Date Total Return as of September 30, 2005: 5.55%

Best Quarter	Worst Quarter

11.59%	-2.29%
(December 31, 2004)	(September 30, 2004)

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Mid-Cap Fund—Institutional Shares		Since Inception
Average Annual Total Returns as of December 31, 2004	1 Year	(July 1, 2003)

Return Before Taxes	17.30%	21.00%
Return After Taxes on Distributions[1]	17.20%	20.93%
Return After Taxes on Distributions and Sale of Shares[1]	11.24%	17.93%
S&P® MidCap 400 Index (reflects no deductions for fees, expenses or taxes)[2]	16.48%	25.46%
Russell MidCap Index (reflects no deductions for fees, expenses or taxes)[3]	20.20%	28.60%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The S&P® MidCap 400 Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equities market. The S&P® MidCap 400 Index is a capitalization-weighted index consisting of 400 publicly traded U.S. companies selected by the Standard & Poor’s Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 7% of the U.S. equities market.
[3]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

9

Wilmington Multi-Manager Small-Cap Fund

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Small-Cap Fund’s Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the S&P® SmallCap 600 Index and the Russell 2000 Index, which are broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Return for the Past Calendar Year

Performance Year

Calendar Year-to-Date Total Return as of September 30, 2005: 4.19%

Best Quarter	Worst Quarter

13.95%	-2.89%
(December 31, 2004)	(September 30, 2004)

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		Since
Small-Cap Fund— Institutional Shares		Inception
Average Annual Total Returns as of December 31, 2004	1 Year	(July 1, 2003)

Return Before Taxes	18.22%	26.09%
Return After Taxes on Distributions[1]	17.28%	25.42%
Return After Taxes on Distributions and Sale of Shares[1]	11.84%	21.96%
S&P® SmallCap 600 Index (reflects no deductions for fees, expenses or taxes)[2]	22.64%	31.47%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)[3]	18.30%	29.80%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The S&P® SmallCap 600 Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P® SmallCap 600 Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor’s Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.
[3]	Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

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Wilmington Multi-Manager International Fund

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the International Fund’s Institutional Shares by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the MSCI EAFE Index, which is a broad measure of market performance. This performance includes the performance of the Fund’s predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund’s performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return of the Fund would have been lower had certain fees and expenses not been voluntarily waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns for the Past 10 Calendar Years

Performance Years

Calendar Year-to-Date Total Return as of September 30, 2005: 10.09%

Best Quarter	Worst Quarter

30.08%	-19.24%
(December 31, 1999)	(September 30, 2002)

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			Since
International Fund— Institutional Shares			June 29,
Average Annual Total Returns as of December 31, 2004	1 Year	5 Years	1998	10 Years[1]

Return Before Taxes	22.10%	-3.74%	2.55%	4.82%	[2]
Return After Taxes on Distributions[3]	21.74%	-4.88%	1.15%	N/A
Return After Taxes on Distributions and Sale of Shares[3]	14.36%	-3.67%	1.49%	N/A
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)[4]	20.25%	-1.13%	3.38%	5.62%

[1]	For periods prior to June 29, 1998, the Fund’s predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.
[2]	This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.
[3]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[4]	The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

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Wilmington Multi-Manager Real Estate Securities Fund

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Real Estate Fund’s Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the National Association of Real Estate Investment Trusts (“NAREIT”) Equity Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Return for the Past Calendar Year

Performance Year

Calendar Year-to-Date Total Return as of September 30, 2005: 10.46%

Best Quarter	Worst Quarter

14.70%	-4.00%
(December 31, 2004)	(June 30, 2004)

Real Estate Fund—Institutional Shares		Since Inception
Average Annual Total Returns as of December 31, 2004	1 Year	(July 1, 2003)

Return Before Taxes	28.49%	28.28%
Return After Taxes on Distributions[1]	26.19%	26.49%
Return After Taxes on Distributions and Sale of Shares[1]	19.16%	23.42%
NAREIT Equity Index (reflects no deductions for fees, expenses or taxes)[2]	31.56%	35.90%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The NAREIT Equity Index is an unmanaged weighted index of “equity REITS” that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. Equity REITs have at least 75% of their gross invested book assets invested in the equity ownership of real estate.

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FEES AND EXPENSES

      The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund. The expenses are shown as a percentage of its net assets.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends (and other distributions)	None
Redemption fee(a)	1.00%
Exchange fee(a)	1.00%

[a]	Institutional Shares are subject to a 1.00% redemption fee or exchange fee only if redeemed or exchanged within the first 60 days after purchase. See “REDEMPTION OF SHARES” and “EXCHANGE OF SHARES” elsewhere in this prospectus for additional information.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Large-Cap		Mid-Cap		Small-Cap		International	Real Estate
Institutional Shares	Fund		Fund		Fund		Fund	Fund

Management fees	0.74%		0.77%		0.93%		0.85%	0.77%[4]
Distribution (12b-1) fees	None		None		None		None	None
Other expenses[1]	0.37%		0.55%		0.46%		0.31%	0.45%
Total Annual Fund Operating Expenses	1.11%		1.32%		1.39%		1.16%	1.22%
Waivers/ Reimbursements	(0.11%)	[2,3]	(0.17%)	[2,3]	(0.14%)	[2,3]		(0.01%)	[3,4]
Net expenses	1.00%	[2,3]	1.15%	[2,3]	1.25%	[2,3]		1.21%	[3,4]

[1]	“Other expenses” have been restated to reflect current fees in connection with the Funds’ change in investment structure on July 1, 2005 from a “fund-of-funds” structure (Large-Cap, Mid-Cap and Small-Cap Funds) or from a master-feeder structure (International and Real Estate Funds) to a stand-alone investment structure that invests directly in portfolio securities.
[2]	For Institutional Shares, RSMC has contractually agreed to reimburse each of the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund for other expenses to the extent such other expenses exceed 1.00%, 1.15% and 1.25%, respectively. This undertaking will remain in place until November 1, 2008, unless the Board of Trustees approves its earlier termination.
[3]	The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class’ average daily net assets is below $75 million through September 2007.
[4]	Management fees for the Real Estate Fund reflect the advisory fee payable to the Adviser and Sub-Advisers, AEW Management and Advisors, L.P. and Real Estate Management Services Group, LLC. Each Sub-Adviser has contractually agreed to waive a portion of its fee through July 1, 2006 based upon the account values of other similarly managed accounts that it manages on behalf of the Adviser and its affiliates. For the year ended June 30, 2005, these waivers equaled 0.13% of the Real Estate Fund’s average net assets.

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EXAMPLE

      This Example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	a Fund’s total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2008, if applicable) were charged and remained the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Institutional Shares	1 Year	3 Years	5 Years	10 Years

Large-Cap Fund	$102	$318	$578	$1,320
Mid-Cap Fund	$117	$365	$672	$1,543
Small-Cap Fund	$127	$397	$718	$1,630
International Fund	$118	$368	$638	$1,409
Real Estate Fund	$123	$386	$669	$1,476

      The above example is for comparison purposes only and is not a representation of a Fund’s actual expenses and returns, either past or future of the Institutional Shares of a Fund.

ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

      The investment objective of each of the Large-Cap Fund, the Mid-Cap Fund and the Small-Cap Fund is to achieve long-term capital appreciation. These investment objectives may be changed by the Board of Trustees upon 60 days’ prior written notice to shareholders.

      The International Fund seeks superior long-term capital appreciation.1 The Real Estate Fund seeks long-term growth of capital and high current income. These investment objectives may not be changed without shareholder approval.

      There is no guarantee that any Fund will achieve its investment objective.

[1]	For purposes of this investment objective, “superior” long-term capital appreciation means to exceed the long-term growth of capital from an investment in the securities comprising the International Fund’s comparative index, the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

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PRIMARY INVESTMENT STRATEGIES

      The Large-Cap Fund invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

•	Common stock of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the S&P® 500 Index (“large cap companies”), at the time of purchase;

•	Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares®, SPDRs®, VIPERS®; and

•	Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies.

      The Mid-Cap Fund invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

•	Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the S&P® Mid Cap 400 Index (“mid cap companies”), at the time of purchase;

•	Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares®, SPDRs®, VIPERS®; and

•	Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies.

      The Small-Cap Fund invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

•	Common stocks of U.S. corporations that have a market capitalization less than the largest company in the S&P® SmallCap 600 Index (“small cap companies”), at the time of purchase;

•	Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares®, SPDRs®, VIPERS®; and

•	Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies.

      Although each of the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

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      The International Fund invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (i) are organized outside of the United States or (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or (iii) has at least 50% of its assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity related securities:

•	Common stocks of foreign issuers;

•	Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

•	Receipts or American Depositary Receipts (“ADRs”), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

•	Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including exchange-traded funds (“ETFs”) (registered investment companies whose shares are publicly traded on an exchange).

      Although the International Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Fund may purchase or sell foreign exchange and depository receipts. In addition, the Fund may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.

      The Real Estate Fund, under normal market conditions, invests at least 80% of its assets in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest in real estate companies, such as equity real estate investment trusts (“REITs”) that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

      The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry or in securities of companies unrelated to the real estate industry that a sub-adviser believes are undervalued or have potential for growth of capital. The Fund will limit its investment in debt securities to those that are investment-grade or deemed by the sub-adviser to be of comparable quality. The Fund may invest up to 25% of its assets in foreign securities.

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      All Funds. Each Fund employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of a Fund’s assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund’s assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund’s investment objective. As a shareholder in an investment company, a Fund would bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

      RSMC will allocate the balance of a Fund’s assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Estate Fund, the real estate market), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

      The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser’s performance in a market cycle during which that sub-adviser’s investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser’s performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

      Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

      In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

Strategies of Sub-Advisers to the Large-Cap Fund

      Armstrong Shaw Associates, Inc. (“ASA”)

      ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company’s stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA’s methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA’s perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

      Inherent in ASA’s absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. ASA’s minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these

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positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

      In conjunction with ASA’s view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund’s investments.

      Montag & Caldwell, Inc. (“M&C”)

      The Investment Policy Group (“IPG”) consists of portfolio managers and analysts who work as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9,000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a present value model that incorporates their analysts’ assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

      If a company’s results remain consistent with the firm’s forecast, M&C could hold the position for a number of years. Average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C’s target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to “add or sell.” Since the investment policy centers on positive earnings momentum within a six-month period, “add or sell” decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six-nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

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      First Quadrant, L.P. (“First Quadrant”)

      First Quadrant uses a proprietary quantitative analytical model in constructing the Fund’s investment portfolio to reflect the characteristics of the S&P® 500 Index, the Fund’s benchmark index, and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the Fund’s portfolio relative to the S&P® 500 Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P® 500 Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund’s exposure (relative to the S&P® 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

      First Quadrant manages the portion of the Fund’s portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including: (i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant’s management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

      Parametric Portfolio Associates LLC (“PPA”)

      PPA uses a “quantitative” approach to build a portfolio in accordance with RSMC’s allocation instructions with respect to “growth” style securities and “value” style securities. Unlike “active” managers, PPA does not try to outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. PPA may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

      PPA invests in a representative sample of securities of an index with similar capitalizations as the Fund weighted to reflect the investment adviser’s style allocation. This essentially means building a portfolio with a growth portion based on a Barra Growth Index and a value portion based on a Barra Value Index. PPA expects that each “portion of the portfolio” will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding Barra index. It is not expected that PPA will hold all of the securities that are included in the index or its component Barra indices.

      The performance of PPA and the index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC’s allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to

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correlate closely with the return of its corresponding Barra index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. PPA will manage a portfolio on the Fund’s behalf with similar characteristics to those of index, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that PPA’s investment performance will equal or approximate that of the index.

Strategies of Sub-Advisers to the Mid-Cap Fund

      Bennett Lawrence Management, LLC (“BLM”)

      BLM employs a mid cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

      In seeking competitively advantaged companies that participate in the fastest growing markets, BLM’s investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 30-35 securities concentrated in those sectors, which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

      Equity Investment Corporation (“EIC”)

      EIC invests in well-managed, structurally sound companies selling at a discount to their “true” value, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as “value traps”).

      Starting with approximately 2,000 stocks having market caps above $500 million, EIC looks for companies with a return on equity above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

      Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its “true” value, based upon proprietary, in-house valuation models. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are return on equity and growth.

      Once it has been determined that a company is selling at a meaningful discount to its true business value, graphical financial statement analysis is used to examine four general areas of potential risk: financial,

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operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

      After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and 10-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

•	The security reaches EIC’s measure of full value.

•	The position increases to more than 6% of the portfolio.

•	The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

•	A major change occurs rendering historical data invalid for determining the true value of business ownership.

•	The firm’s quality or financial strength falls below acceptable levels.

      Parametric Portfolio Associates LLC (“PPA”)

      For a summary of PPA’s investment strategies, please see “Strategies of Sub-Advisers to the Large-Cap Fund—Parametric Portfolio Associates” above.

Strategies of Sub-Advisers to the Small-Cap Fund

      Batterymarch Financial Management, Inc. (“BFM”)

      Rigorous stock selection and effective risk control are the foundation of BFM’s small cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors—cash flow, earnings growth, expectations, value, technical and corporate signals—using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM’s liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock’s objective valuation.

      Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM’s proprietary trading strategy is designed to minimize total transaction costs—opportunity costs, market impact and commissions. Portfolio

23

managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

      Systematic Financial Management L.P. (“SFM”)

      SFM’s small cap value approach utilizes proprietary value-oriented methodologies to identify small capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM’s small cap value approach seeks to identify undervalued small capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

      SFM serves as a sub-adviser to manage a portion of the Small Cap Fund on a day-to-day basis. In choosing investments, SFM invests in companies that possess strong cash flow characteristics, have low levels of debt and which it believes are undervalued relative to a company’s ability to generate cash flows.

      SFM makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Systematic also looks for “catalysts” which could positively or negatively affect prices of current and potential holdings of the portion of the Fund managed by SFM.

      Parametric Portfolio Associates LLC (“PPA”)

      For a summary of PPA’s investment strategies, please see “Strategies of Sub-Advisers to the Large-Cap Fund—Parametric Portfolio Associates” above.

Strategies of Sub-Advisers to the International Fund

      Goldman Sachs Asset Management, L.P. (“GSAM”)

      GSAM’s Structured International strategy seeks to achieve consistent relative outperformance. GSAM’s investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund’s benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 150-250 securities on behalf of the Fund.

      Julius Baer Investment Management, LLC (“JBIM”)

      JBIM employs a “core” approach to the management of international equities. As such, its strategy invests in both “growth” and “value” companies. The flexibility to tilt JBIM’s allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIM with one means of potentially generating out-performance. JBIM believes in well — diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

      JBIM utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIM employs a “hybrid” approach employing both top-down and bottom-up approaches. JBIM will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

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Strategies of Sub-Advisers to the Real Estate Fund

      AEW Management and Advisors, L.P. (“AEW”)

      AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies’ securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

      When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

•	Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company’s anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

•	Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

•	Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

•	Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

      In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW’s stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

      Real Estate Management Services Group, LLC (“REMS”)

      REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS’s clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS’s managers rely heavily on fundamental research combined with extensive direct real estate experience.

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      REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm’s managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield and capital structure, to identify candidates for investment.

      The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

      REMS’s management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

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ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information (“SAI”). Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to the Funds’ SAI.

•	Allocation Risk: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund’s performance.

•	Currency Risk: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of a Fund.

•	Debt Security Risks: A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security’s duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

•	Derivatives Risk: Some Fund’s investments may be referred to as “derivatives” because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund’s total assets may be committed or exposed to derivative strategies.

•	Foreign Company Risk: Investments in foreign companies are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and issuers with smaller market capitalizations; less regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

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•	IPO Risk: A Fund may acquire common and preferred stock of issuers in an initial public offering (“IPO”). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on performance).

•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Multi-Manager Risk: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a fund’s realization of capital gains.

•	Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Risks of Securities Linked to the Real Estate Industry: The Real Estate Fund concentrates its investments in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company’s shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Real Estate Fund invests.

In addition, REITs are not diversified by industry, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Real Estate Fund will bear a proportionate share of the expenses in addition to those expenses of the Fund.

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•	Small/ Mid-Cap Risk: Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

With respect to the Real Estate Fund, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger, more established companies. There may be less trading in a smaller company’s shares, which means that buy and sell transactions in those shares could have a larger impact on the shares’ price than is the case with larger company shares.

•	Valuation Risk: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

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FINANCIAL HIGHLIGHTS

      The financial highlight tables are intended to help you understand a Fund’s financial performance for the past five fiscal years or since inception, if shorter. Certain information reflects financial results for a single Institutional Share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose reports, along with each Fund’s financial statements, are included in the Institutional Shares’ Annual Reports, which are available free of charge upon request.

Wilmington Multi-Manager Large-Cap Fund1—Institutional Shares

		For the Period
	For the Fiscal Year	July 1, 2003[2]
	Ended	through
	June 30, 2005	June 30, 2004

Net Asset Value—Beginning of Period	$11.27	$10.00

Investment Operations:
Net investment income[3]	0.10	0.05
Net realized and unrealized gain on investments	0.77	1.27

Total from investment operations	0.87	1.32

Distributions:
From net investment income	(0.09)	(0.05)

Net Asset Value—End of Period	$12.05	$11.27

Total Return	7.75%	13.18%	**
Ratios (to average net assets)/ Supplemental Data:[4]
Expenses:
Including expense limitations	1.00%	1.00%	*
Excluding expense limitations	1.29%	1.53%	*
Net investment income	0.85%	0.56%	*
Portfolio turnover rate	42% [5]	26%	**[6]
Net assets at end of period (000 omitted)	$77,798	$69,480

*	Annualized.
**	Not annualized.
[1]	Formerly, the Wilmington Large Cap Strategic Allocation Fund.
[2]	Commencement of operations.
[3]	The net investment income was calculated using the average shares outstanding method.
[4]	For the periods presented, the Fund operated in a “fund-of-funds” structure. The expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I— Large Cap Multi-Manager Series and Large Cap Quantitative Series (the “Series”). Effective July 1, 2005, the Fund no longer operates in a “fund-of-funds” structure.
[5]	Portfolio turnover reflects the Fund’s investment activity. The portfolio turnover for the Large Cap Multi-Manager Series and Large Cap Quantitative Series was 67% and 79%, respectively, for the fiscal year ended June 30, 2005.
[6]	Portfolio turnover reflects the Fund’s investment activity. The portfolio turnover for the Large Cap Multi-Manager Series and Large Cap Quantitative Series was 42% and 15%, respectively, for the period July 1, 2003 through June 30, 2004.

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Wilmington Multi-Manager Mid-Cap Fund1—Institutional Shares

		For the Period
	For the	July 1, 2003[2]
	Fiscal Year Ended	through
	June 30, 2005	June 30, 2004

Net Asset Value—Beginning of Period	$12.21	$10.00

Investment Operations:
Net investment income (loss)[3]	— [4]	(0.01)
Net realized and unrealized gain on investments	1.13	2.22

Total from investment operations	1.13	2.21

Distributions:
From net investment income	(0.01)	—
From net realized gain	(0.03)	—

Total distributions	(0.04)	—

Net Asset Value—End of Period	$13.30	$12.21

Total Return	9.33%	22.10%	**
Ratios (to average net assets)/ Supplemental Data:[5]
Expenses:
Including expense limitations	1.15%	1.15%	*
Excluding expense limitations	1.53%	1.89%	*
Net investment income	0.01%	(0.05)%	*
Portfolio turnover rate	32% [6]	17%	**[7]
Net assets at end of period (000 omitted)	$38,188	$41,637

*	Annualized.
**	Not annualized.
[1]	Formerly, the Wilmington Mid Cap Strategic Allocation Fund.
[2]	Commencement of operations.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]	Less than $0.01 per share.
[5]	For the periods presented, the Fund operated in a “fund-of-funds” structure. The expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I—Mid Cap Multi-Manager Series and Mid Cap Quantitative Series. Effective July 1, 2005, the Fund no longer operates in a “fund-of-funds” structure.
[6]	Portfolio turnover reflects the Fund’s investment activity. The portfolio turnover for the Mid Cap Multi-Manager Series and Mid Cap Quantitative Series was 66% and 121%, respectively, for the fiscal year ended June 30, 2005.
[7]	Portfolio turnover reflects the Fund’s investment activity. The portfolio turnover for the Mid Cap Multi-Manager Series and Mid Cap Quantitative Series was 48% and 17%, respectively, for the period July 1, 2003 through June 30, 2004.

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Wilmington Multi-Manager Small-Cap Fund1—Institutional Shares

		For the Period
	For the	July 1, 2003[2]
	Fiscal Year Ended	through
	June 30, 2005	June 30, 2004

Net Asset Value— Beginning of Period	$12.80	$10.00

Investment Operations:
Net investment loss[3]	(0.02)	(0.03)
Net realized and unrealized gain on investments	1.46	2.83

Total from investment operations	1.44	2.80

Distributions:
From net realized gain	(0.32)	—

Net Asset Value— End of Period	$13.92	$12.80

Total Return	11.29%	28.00%	**
Ratios (to average net assets)/ Supplemental Data:[4]
Expenses:
Including expense limitations	1.25%	1.25%	*
Excluding expense limitations	1.58%	1.92%	*
Net investment income	(0.16)%	(0.26)%	*
Portfolio turnover rate	44% [5]	20%	**[6]
Net assets at end of period (000 omitted)	$53,271	$55,776

*	Annualized.
**	Not annualized.
[1]	Formerly, Wilmington Small Cap Strategic Allocation Fund.
[2]	Commencement of operations.
[3]	The net investment loss per share was calculated using the average shares outstanding method.
[4]	For the periods presented, the Fund operated in a “fund-of-funds” structure. The expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I—Small Cap Multi-Manager Series and Small Cap Quantitative Series (the “Series”). Effective July 1, 2005, the Fund no longer operates in a “fund-of-funds” structure.
[5]	Portfolio turnover reflects the Fund’s investment activity. The portfolio turnover for the Small Cap Multi-Manager Series and Small Cap Quantitative Series was 93% and 122%, respectively, for the fiscal year ended June 30, 2005.
[6]	Portfolio turnover reflects the Fund’s investment activity. The portfolio turnover for the Small Cap Multi-Manager Series and Small Cap Quantitative Series was 109% and 20%, respectively, for the period July 1, 2003 through June 30, 2004.

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Wilmington Multi-Manager International Fund1—Institutional Shares

	For the Fiscal Years Ended June 30,

	2005	2004	2003	2002	2001

Net Asset Value—Beginning of Period	$7.39	$5.75	$6.29	$7.43	$12.48

Investment Operations:
Net investment income[2]	0.14	0.08	0.07	0.01	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.07	1.59	(0.61)	(1.07)	(3.19)

Total from investment operations	1.21	1.67	(0.54)	(1.06)	(3.14)

Distributions:
From net investment income	(0.07)	(0.03)	—	(0.02)	(0.06)
From net realized gain	—	—	—	(0.06)	(1.85)

Total distributions	(0.07)	(0.03)	—	(0.08)	(1.91)

Net Asset Value—End of Period	$8.53	$7.39	$5.75	$6.29	$7.43

Total Return	16.41%	29.12%	(8.59)%	(14.30)%	(27.55)%
Ratios (to average net assets)/ Supplemental Data:[3]
Expenses:
Including expense limitations	1.00%	1.08%	1.36%	1.37%	1.07%
Excluding expense limitations	1.00%	1.08%	1.38%	1.39%	1.29%
Net investment income	1.76%	1.16%	1.28%	0.21%	0.55%
Portfolio turnover rate	71%	129%	148%	91%	86%
Net assets at end of period (000 omitted)	$426,581	$251,851	$95,420	$61,660	$76,511

[1]	Formerly, the Wilmington International Strategic Allocation Fund.
[2]	The net investment income per share was calculated using the average shares outstanding method.
[3]	For the periods presented, the Fund operated in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I—International Multi-Manager Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

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Wilmington Multi-Manager Real Estate Securities Fund1—Institutional Shares

		For the Period
	For the Fiscal Year	July 1, 2003[2]
	Ended	through
	June 30, 2005	June 30, 2004

Net Asset Value—Beginning of Period	$11.77	$10.00

Investment Operations:
Net investment income[3]	0.31	0.38
Net realized and unrealized gain on investments	3.12	1.55

Total from investment operations	3.43	1.93

Distributions:
From net investment income	(0.35)	(0.15)
From net realized gains	(0.67)	(0.01)

Total distributions	(1.02)	(0.16)

Net Asset Value—End of Period	$14.18	$11.77

Total Return	30.00%	19.40%	**
Ratios (to average net assets)/ Supplemental Data:[4]
Expenses:
Including expense limitations	1.17%	1.56%	*
Excluding expense limitations	1.29%	1.78%	*
Net investment income	2.36%	3.36%	*
Portfolio turnover rate	75%	29%	**
Net assets at end of period (000 omitted)	$58,963	$40,621

*	Annualized.
**	Not annualized.
[1]	Formerly, Wilmington Real Estate Strategic Allocation Fund.
[2]	Commencement of operations.
[3]	The net investment income was calculated using the average shares outstanding method.
[4]	For the periods presented, the Fund operated in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I—Real Estate Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

34

MANAGEMENT OF THE FUND

      The Board of Trustees of WT Mutual Fund (the “Trust”) supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

      Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC (“WTIM”), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Fund’s investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-adviser’s investment activities. For each Fund under RSMC’s supervision, WTIM allocates the Fund’s assets among sub-advisers and ETFs and oversees the sub-advisers’ investment activities. As of September 30, 2005, RSMC had approximately $4.6 billion in assets under management.

      For the fiscal year ended June 30, 2005, the Funds paid, in the aggregate, the following advisory and sub-advisory fees, as a percentage of average daily net assets:

Large-Cap Fund	0.71%
Mid-Cap Fund	0.74%
Small-Cap Fund	0.89%
International Fund	0.65%
Real Estate Fund	0.68%

      RSMC is entitled to a monthly advisory fee at the annual rate of 0.35% of each Fund’s average daily net assets. Prior to July 27, 2005, the International Fund paid a monthly advisory fee at the annual rate of 0.15% of the Fund’s average daily net assets. Shareholders of the International Fund approved an increase in the Fund’s advisory fee at a special meeting of shareholders held on July 27, 2005.

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      WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC’s fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

      Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

36

FUND MANAGEMENT

Portfolio Managers—Investment Adviser and Sub-Adviser

      The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETFs investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

For All Funds

Rodney Square Management Corporation, Investment Adviser

Wilmington Trust Investment Management, LLC, Sub-Adviser

      Robert E. Reiser is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust’s asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

      Dorsey D. Farr, PhD., CFA is a Vice President of RSMC and WTIM. He has been Director of Asset Allocation & Portfolio Strategy at WTIM since June 2004. Previously, he was Vice President and Senior Economist, Balentine & Company from 2000 to 2004. Mr. Farr is responsible for overseeing Wilmington Trust’s asset allocation policy and tactical portfolio rebalancing strategies. His responsibilities also include style rebalancing (value vs. growth) and the portfolio construction process (i.e., the allocation among managers within a fund).

      R. Samuel Fraundorf, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust’s investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

      George Chen, CFA has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at Balentine & Company from 1997-2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.

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      Amanda Cogar has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002-2004. Prior to joining Balentine & Company in 2002, she was a Marketing Assistant for The Scotts Company from 2000 to 2002. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.

      Below is a list of each Fund’s sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund’s assets. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Funds can be found in the Funds’ SAI.

Portfolio Managers—Sub-Advisers

      Each sub-adviser makes the day-to-day investment decisions for the portion of a Fund’s assets that it manages, subject to the supervision of RSMC, WTIM and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund

      Parametric Portfolio Associates, LLC. PPA, a sub-adviser to the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 80% of PPA’s stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2005, PPA had assets under management of approximately $15 billion.

      Thomas Seto is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

Large-Cap Fund

      Armstrong Shaw Associates Inc. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2005, ASA had assets under management of approximately $7.5 billion. Jeffrey Shaw is the lead portfolio manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.

      Montag & Caldwell, Inc. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly-owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2005, M&C had assets under management of approximately $23.4 billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.

      Ronald E. Canakaris, CIC, CFA, leads the M&C investment management team. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since

38

1972 and is responsible for developing the firm’s investment process. He has a B.S. and B.A. from the University of Florida.

      Helen M. Donahue, CFA, is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and fixed income portfolio manager for Legg Mason Capital Management. She is a registered representative with the National Association of Securities Dealers and her professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Ms. Donahue holds a B.A. from Loyola College.

      Grover C. Maxwell III, CFA, is Senior Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a portfolio manager/investment counselor. His professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Mr. Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.

      First Quadrant, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2005, First Quadrant had assets and overlays under management of approximately $24.3 billion.

      Christopher G. Luck and R. Max Darnell are the lead portfolio managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of First Quadrant’s predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, First Quadrant and has been with the firm since 1991.

Mid-Cap Fund

      Bennett Lawrence Management, LLC. BLM is a registered investment adviser founded in 1995, and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of September 30, 2005, BLM had assets under management of approximately $1.9 billion.

      Van Schreiber has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/ C.J. Lawrence Inc. (“CJL”). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.

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      W. Alexander L. Ely is a Portfolio Manager at BLM. In addition to portfolio management responsibilities, Mr. Ely is a generalist and covers companies in the wireless communications, defense and financial services categories. Prior to joining the firm in 1997, Mr. Ely was an Equity Product Manager at Oppenheimer Management Corp. Mr. Ely received a Bachelor of Arts in Economics from the University of New Hampshire.

      Equity Investment Corporation. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm has manages equity portfolios for institutions and individuals. As of September 30, 2005, EIC had assets under management of approximately $446.2 million.

      James F. Barksdale is President of EIC and is the portfolio manager for EIC’s mid cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.

Small-Cap Fund

      Batterymarch Financial Management, Inc. BFM is a registered investment adviser founded in 1969, and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to corporations, pension plans, mutual funds and trusts. As of September 30, 2005, BFM had assets under management of approximately $14.7 billion.

      Anthony C. Santosus, CFA, is a Portfolio Manager of BFM. Mr. Santosus joined BMF’s US investment team in 2001. Prior to that, he managed US equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an investment technologist and quantitative analyst at Putnam. Mr. Santosus is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board, and has 19 years of investment experience. He holds a B.S. from Northeastern University.

      Lisa A. Bozoyan, CFA, is a Portfolio Manager of BFM. Ms. Bozoyan joined BFM in 2000 as a US investment specialist and was promoted to portfolio manager in 2003. Ms. Bozoyan was previously a quantitative analyst at Boston Advisors, Inc. She also held responsibilities at Advest, Inc. and worked in the oil and gas industries. Ms. Bozoyan has eight years of investment experience. She holds a B.A. from College of the Holy Cross and an M.A. from The Fletcher School of Law and Diplomacy.

      Yu-Nien (Charles) Ko, CFA, is a Portfolio Manager of BFM. Mr. Ko joined BFM in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003. He was previously involved in business strategy and development at Hartford Financial Services and worked as an application engineer at Mathworks. Mr. Ko has seven years of investment experience. He holds a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the Yale School of Management.

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      Edward R. Miller, CFA, is a Portfolio Manager of BFM. Mr. Miller joined BFM in 2004. He was formerly a quantitative analyst from 2003 to 2004 at 1838 Investment Advisors and headed Edward Miller Associates, which provided stock recommendations. Mr. Miller also worked as a portfolio manager at Guardian Investors Services from 1989 to 2001 and was an analyst at I/ B/ E/ S prior thereto. He is a member of the Boston Security Analysts Society, the Chicago Quantitative Alliance, the Society of Quantitative Analysts and the Financial Executives Networking Group. Mr. Miller has 18 years of investment experience. He holds a B.A. from Dickinson College and an M.B.A. from New York University.

      Michael D. Soares is a Portfolio Manager of BFM. Mr. Soares joined BFM in 1996 as an assistant portfolio manager and became a quantitative analyst in 1998. He was promoted to portfolio manager in 2003. Prior to BFM, Mr. Soares had portfolio accounting responsibilities at MFS Asset Management, Inc. and was a trading assistant at Invesco Management & Research, Inc. Mr. Soares has 11 years of investment experience. He holds a B.A. from the University of Maine and an M.B.A. from Bentley College.

      Systematic Financial Management, L.P. SFM is a registered investment adviser founded in 1982, and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of September 30, 2005, SFM had assets under management of approximately $6.7 billion.

      Ken Burgess, CFA, is a Partner of SFM and serves as lead portfolio manager. He began his investment career with SFM in 1993.

International Fund

      Goldman Sachs Asset Management, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc, is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs’ sub-advisory responsibility. As of June 30, 2005, GSAM along with other units of IMD had assets under management of approximately $482.1 billion. GSAM’s Quantitative Equity Team is led by Robert Jones. Mr. Jones’ team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International strategy, overseen by Mr. Ioffe.

      Robert Jones, CFA, is a Managing Director of GSAM’s Quantitative Equity Group in New York and Senior Portfolio Manager. Mr. Jones joined GSAM as a portfolio manager in 1989. He received a B.A. from Brown University in 1978 and a M.B.A. from the University of Michigan in 1980.

      Len Ioffe, CFA, is a Managing Director and Senior Portfolio Manager on the Global Quantitative Equity Team, where he is responsible for portfolio management of global and non-US portfolios. He is also a member of the GQE investment Policy Committee. Prior to this role Len performed portfolio construction and risk analysis of both domestic and international portfolios and implemented different trading strategies. Len joined

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Goldman Sachs Asset Management in 1994. Before joining GSAM, he worked at Smith Barney Shearson. Len has 15 years of industry experience. He received an MS in Computer Science from St. Petersburg Polytechnic University in Russia and an M.B.A. from New York University’s Stern School of Business.

      Julius Baer Investment Management, LLC. JBIM, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. (“JBS”). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of September 30, 2005, JBIM had assets under management of approximately $32.5 billion. Richard C. Pell and Rudolph Riad Younes are members of JBIM’s portfolio management team that are responsible for the management of the International Fund.

      Rudolph Riad Younes, CFA, is a Senior Vice President and the Head of International Equities of JBIM. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIM. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English and French and has a working knowledge of German.

      Richard C. Pell is a Senior Vice President and the Chief Investment Officer of JBIM. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990-1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its US balanced and fixed income management. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.

Real Estate Fund

      AEW Management and Advisors, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW had $29.5 billion of assets under management as of June 30, 2005. AEW is a subsidiary of (and therefore may be deemed to be controlled by) IXIS Asset Management North America, L.P., which is part of IXIS Asset Management Group. Together with subsidiaries and affiliates in the U.S., Europe and Asia, IXIS Asset Management Group managed more than $495 billion in assets for institutions and individuals as of June 30, 2005. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210, and is a registered investment adviser.

      Matthew A. Troxell serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 20 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.

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      Real Estate Management Services Group, LLC. REMS, located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. Prior to its formation as an independent adviser, REMS operated as a division of Beach Investment Counsel (“BIC”) from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the REMS. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2005, the REMS Group had approximately $613 million in assets under management.

      Edward W. Turville, CFA, is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

      John E. Webster, II, as Director of REIT Research, is responsible for real estate research and valuation analysis for real estate securities investments at REMS. Mr. Webster has been with REMS since 2000. Mr. Webster was an analyst for The Parthenon Group, Inc., from 1995 to the 2000. From 1988 to 1994, he was a loan officer and asset manager in the real estate group for the Bank of Nova Scotia, where he was responsible for an institutional portfolio of office, retail, hotel, and condominium assets. Mr. Webster also has direct real estate experience in both industrial and office development and leasing.

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SERVICE PROVIDERS

      The chart below provides information on the primary service providers.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

      The price of each Fund’s shares is based on its net asset value (“NAV”). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. (“PFPC”) determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

      PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange (“Exchange”) (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

      Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors,

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officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds’ distributor (“Service Organization”), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment. If you wish to purchase shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Multi-Manager Funds, indicating the name and class of a Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, a Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:	Overnight mail:

Wilmington Multi-Manager Funds	Wilmington Multi-Manager Funds
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9828	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

      By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

      Any purchase order may be rejected if a Fund determines that accepting the order would not be in its or its shareholders best interest.

      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Funds’ SAI.

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REDEMPTION OF SHARES

      You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See “Redemption Fee” below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund’s name and your account number should accompany any redemption requests.

      Redemption Fees: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the “Holding Period”) of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list of which is shown under the heading “EXCHANGE OF SHARES” below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See “EXCHANGE OF SHARES” for additional information regarding the exchange of shares of a Wilmington Fund.

      Frequent Purchases and Redemptions: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund’s investment portfolio is generally referred to as “market timing.” Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or

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exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund’s shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See “PRICING OF SHARES” for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund’s shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

      By Mail: If you redeem your shares by mail, you should submit written instructions with a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your account number, your printed name and your signature and should be mailed with your signature guarantee to:

Regular mail:	Overnight mail:

Wilmington Multi-Manager Funds	Wilmington Multi-Manager Funds
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9828	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

      By Telephone: If you prefer to redeem your shares by telephone you may elect to do so, however there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine in order to mitigate the risk of fraudulent acts. If such safeguards and procedures are followed, you will bear the risk of any losses.

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      Additional Information Regarding Redemptions: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

      If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

      Small Accounts: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If the account value is still below $50,000 after 60 days, your account may be closed and your proceeds sent to you. Your account will not be closed if it falls below $50,000 solely as a result of a reduction in your account’s market value. The minimum account balance for accounts existing prior to November 1, 2005 is $500. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

      For additional information on other ways to redeem shares, please refer to the Funds’ SAI.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds (“Wilmington Funds”):

Wilmington Short/Intermediate-Term Bond Fund

Wilmington Short-Term Bond Fund

Wilmington Broad Market Bond Fund

Wilmington Municipal Bond Fund

Wilmington Large-Cap Core Fund

Wilmington Small-Cap Core Fund

Wilmington Large-Cap Value Fund

Wilmington Large-Cap Growth Fund

Wilmington Multi-Manager Large-Cap Fund

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Wilmington Multi-Manager Mid-Cap Fund Wilmington Multi-Manager Small-Cap Fund Wilmington Multi-Manager International Fund Wilmington Multi-Manager Real Estate Securities Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See “Taxes” for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder’s account of less than $50,000.

      Fees on Exchanges: If held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See “REDEMPTION OF SHARES” for additional information regarding redemptions and this fee.

      To obtain prospectuses of the other Wilmington Funds, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income, if any, of a Fund, except for the International Fund, are declared and paid quarterly to you. Distributions from net investment income, if any, of the International Fund are declared and paid annually. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Fund meets the requirements for being a “regulated investment company,” it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in

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securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      The Funds’ distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      State and Local Income Taxes: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds’ SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

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DISTRIBUTION ARRANGEMENTS

       Professional Funds Distributors, LLC (“Distributor”) manages the Funds’ distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

      The Large-Cap, Mid-Cap, and Small-Cap Funds issue Institutional, Investor and Service Shares, and the International and Real Estate Funds issue Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund’s common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

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GLOSSARY

“CAP” or MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company’s common stock.

FUNDAMENTAL POLICY:

An investment policy that may not be changed or deviated from without shareholder approval.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INTERNATIONAL FUNDS:

International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund’s investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund’s investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR “NAV”:

NAV =	Assets — Liabilities ____________________ Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REITs:

A REIT (real estate investment trust) is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund’s portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

53

FOR MORE INFORMATION

       FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      Annual/ Semi-Annual Reports: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance for the most recently completed fiscal year or half-year.

      Statement of Additional Information: The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks, and business structure, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

WT Mutual Fund c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860-1427 (800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time

      The Fund does not currently have an Internet web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

      The investment company registration number for WT Mutual Fund is 811-08648.

54

WT MUTUAL FUND
Wilmington Prime Money Market Fund*
Wilmington U.S. Government Money Market Fund**
Wilmington Tax-Exempt Money Market Fund***
Wilmington Short/Intermediate-Term Bond Fund****
Wilmington Broad Market Bond Fund†
Wilmington Municipal Bond Fund††
Wilmington Short-Term Bond Fund†††
Wilmington Small-Cap Core Fund††††
Wilmington Large-Cap Core Fund‡
Wilmington Large-Cap Growth Fund‡‡
Wilmington Large-Cap Value Fund‡‡‡
1100 North Market Street
Wilmington, Delaware 19890
STATEMENT OF ADDITIONAL INFORMATION
November 1, 2005
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Fund’s current prospectus dated November 1, 2005, as amended from time to time. A copy of each current prospectus and annual and semi-annual reports may be obtained without charge, by writing to Professional Funds Distributor, LLC (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.
Each Fund’s audited financial statements for the fiscal year ended June 30, 2005, included in the Annual Reports to shareholders, are incorporated into this SAI by reference.

*	Formerly, the Wilmington Prime Money Market Portfolio

**	Formerly, the Wilmington U.S. Government Portfolio

***	Formerly, the Wilmington Tax-Exempt Portfolio

****	Formerly, the Wilmington Short/Intermediate Bond Portfolio

†	Formerly, the Wilmington Broad Market Bond Portfolio

††	Formerly, the Wilmington Municipal Bond Portfolio

†††	Formerly, the Wilmington Short-Term Income Portfolio

††††	Formerly, the Wilmington Small Cap Core Portfolio

‡	Formerly, the Wilmington Large Cap Core Portfolio

‡‡	Formerly, the Wilmington Large Cap Growth Portfolio

‡‡‡	Formerly, the Wilmington Large Cap Value Portfolio

 i

GENERAL INFORMATION
WT Mutual Fund (the “Trust”) was organized as a Delaware business trust on June 1, 1994. The Trust has established the following Funds described in this SAI: Wilmington Prime Money Market, Wilmington U.S. Government Money Market, Wilmington Tax-Exempt Money Market, Wilmington Short/Intermediate-Term Bond, Wilmington Broad Market Bond, Wilmington Municipal Bond, Wilmington Short-Term Bond, Wilmington Small-Cap Core, Wilmington Large-Cap Core, Wilmington Large-Cap Growth and Wilmington Large-Cap Value Funds (collectively, the “Funds”). Each of these Funds issues Institutional and Investor Shares, except for the Wilmington Prime Money Market, Wilmington U.S. Government Money Market and Wilmington Tax-Exempt Money Market Funds which issue Investor and Service Shares. Each Fund is a diversified open-end management investment company.
Prior to July 1, 2005, the Trust and its Funds operated as feeder funds in a master-feeder structure pursuant to which each Fund invested in a corresponding “master series” of WT Investment Trust I, which invested directly in investment securities except in the case of the Wilmington Small-Cap Core Fund which invested in two master series in pursuit of its investment objective. The investment objective, strategies, policies and limitations of each master series were identical to its corresponding Fund.
INVESTMENT POLICIES
The following information supplements the information concerning each Fund’s investment objective, policies and limitations found in its prospectus.
MONEY MARKET FUNDS
The “Money Market Funds” are the Prime Money Market, the U.S. Government Money Market and the Tax-Exempt Money Market Funds. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under all circumstances. Each Fund values its portfolio securities on the basis of amortized cost (see “Purchase, Redemption and Pricing of Shares”) pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Fund’s price per share at $1.00 per share. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation (“RSMC”), under the direction of and subject to the review of the Board of Trustees.
The Prime Money Market and U.S. Government Money Market Funds seek high current income, while preserving capital and liquidity. The Tax-Exempt Money Market Fund seeks high current interest income exempt from Federal income taxes while preserving capital. Each Fund’s investment objective may not be changed without shareholder approval.
The Prime Money Market Fund invests in money market instruments, including bank obligations, high quality commercial paper and U.S. Government obligations. The U.S. Government Money Market Fund invests in U.S. government obligations and repurchase agreements collateralized by such obligations. The Prime Money Market and Tax-Exempt Money Market Funds may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities; the U.S. Government Money Market Fund may invest up to 20% of its total assets in such obligations.
BANK OBLIGATIONS. The Prime Money Market Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers’ acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.
Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

•	BANKERS’ ACCEPTANCES. The Prime Money Market and the Tax-Exempt Money Market Funds may invest in bankers’ acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

•	CERTIFICATES OF DEPOSIT. The Prime Money Market and the Tax-Exempt Money Market Funds may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

•	TIME DEPOSITS. The Prime Money Market Fund may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Money Market Fund may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor’s interest bears to the total principal amount of the municipal obligation.
CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization (“NRSRO”), such as Moody’s or S&P or, if not rated, determined by the investment adviser to be of comparable quality. See “Appendix B — Description of Ratings.” The Fund may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from an NRSRO.
FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market Fund that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.
ILLIQUID SECURITIES. No Money Market Fund may knowingly invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by a Fund’s investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”).
INVESTMENT COMPANY SECURITIES. The Money Market Funds may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets were to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF is granted an exemptive order by the SEC subject to certain terms and conditions imposed by such exemptive order. It is possible that a Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the Section 12(d)(1) limitations.
MUNICIPAL SECURITIES. The Prime Money Market and the Tax-Exempt Money Market Funds each may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, “municipal securities”) to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:
•	GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

•	REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility — tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state’s ability, without obligation, to make up deficits in the reserve fund.

•	MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Funds will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

•	Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

•	BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

•	TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

•	REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

•	INDUSTRIAL DEVELOPMENT BONDS (“IDBs”) AND PRIVATE ACTIVITY BONDS (“PABs”) are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

•	RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

•	TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

•	CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or the Government National Mortgage Association (“Ginnie Mae.”)

•	PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.
REPURCHASE AGREEMENTS. Each Money Market Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund’s investment limitations.
SECURITIES LENDING. Each Money Market Fund may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowing exceed one-third of the value of the Fund’s total assets taken at fair market value. When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund’s total assets in calculating the percentages of the Fund’s total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially.

However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.
STANDBY COMMITMENTS. Each Money Market Fund may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Funds may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Funds will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Fund.
U.S. GOVERNMENT OBLIGATIONS. Each Money Market Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.
VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the Securities and Exchange Commission (“SEC”) under which they may be considered to have remaining maturities of 397 days or less.
WHEN-ISSUED SECURITIES. Each Money Market Fund may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.
While a Fund initially commits to purchase such securities with the purpose of actually acquiring them, the Fund may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Fund may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.
When a Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining net asset value per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Fund’s net asset value. When payment for a when-issued security is due, the Fund will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

THE BOND FUNDS
The “Bond Funds” are the Short/Intermediate-Term Bond, the Broad Market Bond, Municipal Bond and the Short-Term Bond Funds. RSMC, the investment adviser for the Bond Funds, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. Exposure to credit risk is moderated by limiting 80% of the Municipal Bond and Short-Term Bond Funds and 85% of the Short/Intermediate-Term Bond Fund’s investments to securities that, at the time of purchase, are rated investment grade by an NRSRO such as Moody’s, S&P, or, if unrated, are determined by RSMC to be of comparable quality. Effective February 1, 2005, the Broad Market Bond Fund’s credit risk will be moderated by limiting 80% of its investment to such investment grade securities. Prior to that time, the Broad Market Bond Fund invested 85% of its assets in such securities. See “Appendix B — Description of Ratings.” Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Fund will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Funds’ holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Fund to retain or dispose of the security.
The Short/Intermediate-Term Bond and Broad Market Bond Funds each seek a high total return, consistent with high current income. The Short/Intermediate-Term Bond Fund will normally invest at least 85% of its net assets, plus the amount of any borrowings for investment purposes (hereinafter “Assets”) in various types of fixed income securities. The Broad Market Bond Fund will normally invest at least 80% of its assets in various types of fixed income securities. These policies may be changed upon 60 days’ written notice to shareholders.
The Municipal Bond Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The Municipal Bond Fund will normally invest as least 80% of its Assets in municipal securities that provide interest exempt from federal income tax. This policy may be changed upon 60 days’ written notice to shareholders.
The Short-Term Bond Fund seeks to preserve capital and provide current income. The Fund will normally invest at least 80% of its Assets in various types of investment grade fixed income securities. The Fund’s investment objective and 80% policy may be changed without shareholder approval, upon 60 days’ prior written notice to shareholders.
The Broad Market Bond, Short/Intermediate-Term Bond and Municipal Bond Fund’s investment objectives may not be changed without shareholder approval.
The effect of interest rate fluctuations in the market on the principal value of the Bond Funds is moderated by limiting the average dollar-weighted duration of their investments — in the case of the Short/Intermediate-Term Bond Fund to a range of 2 1/2 to 4 years, in the case of the Broad Market Bond Fund to a range of 4 to 7 years, in the case of the Municipal Bond Fund to a range of 4 to 8 years and in case of the Short-Term Bond Fund to a range of 1 to 3 years. Investors may be more familiar with the term “average effective maturity” (when, on average, the fixed income securities held by the Fund will mature), which is sometimes used to express the anticipated term of the Funds’ investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate-Term Bond Fund, is expected to fall within a range of approximately 3 to 5 years, in the case of the Broad Market Bond Fund, within a range of approximately 7 to 12 years, in the case of the Municipal Bond Fund, within a range of approximately 5 to 10 years, and in case of the Short-Term Bond Fund with an average dollar weighted maturity of 1 to 5 years. In the event of unusual market conditions, the Short/Intermediate-Term Bond and the Broad Market Bond Funds may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.
RSMC’s goal in managing the Short/Intermediate-Term Bond, the Broad Market Bond and the Short-Term Bond Funds is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Funds are intended to appeal to investors who want exposure to the broad fixed income securities market and the current returns that characterize the short-term to intermediate-term sector of that market.
Given the average duration of the holdings of the Bond Funds and the current interest rate environment, the Funds should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Funds will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Funds’ holdings, which for 80% or 85%, as the case may be, of their investments must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Funds will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Fund expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.
The composition of each Fund’s holdings varies depending upon RSMC’s analysis of the fixed income markets and, with respect to the Municipal Bond Fund, the municipal securities markets including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Funds may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Fund’s specified average duration, RSMC seeks to protect the Fund’s principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Funds. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.
RSMC may make frequent changes in the Funds’ investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Funds and could result in taxable capital gains.
ASSET-BACKED SECURITIES. The Bond Funds may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as “asset-backed securities,” and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.
Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.
Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.
The value of asset-backed securities may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.
BANK OBLIGATIONS. Each Bond Fund may invest in the same U.S. dollar-denominated obligations of major banks as the Money Market Funds. (See “Money Market Funds — Bank Obligations”).
CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Funds may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody’s or S&P or, if not rated, determined by RSMC to be of comparable quality.
FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank’s credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank’s ability to honor its commitment under the letter of credit. The Municipal Bond Fund will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Fund and its shareholders.
Buy-back features include standby commitments, put bonds and demand features.

•	STANDBY COMMITMENTS. Each Bond Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

•	Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

•	PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

•	In selecting put bonds for the Bond Funds, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond’s rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

•	DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days’ notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.
GUARANTEED INVESTMENT CONTRACTS. The Bond Funds may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.
Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund’s acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.
ILLIQUID SECURITIES. No Bond Fund may invest more than 15% of the value of its net assets in illiquid securities. (See “Money Market Funds – Illiquid Securities” for a discussion on illiquid securities.)
INVESTMENT COMPANY SECURITIES. The Bond Funds may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds or “ETFs.” Such investments are subject to limitations prescribed by the 1940 Act. (See “Money Market Funds - Investment Company Securities”.)
MONEY MARKET FUNDS. The Bond Funds may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under “Money Market Funds - Investment Company Securities.”
MORTGAGE-BACKED SECURITIES. The Bond Funds may invest in mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.
Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.
Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations (“CMOs”), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.
CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments — “interest only” or “IO” — and another class of holders receiving the principal repayments –”principal only” or “PO.” The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.
MUNICIPAL SECURITIES. The Bond Funds may invest in municipal securities (see “Money Market Funds – Municipal Securities”).

NON-INVESTMENT GRADE SECURITIES. Each of the Short-Term Bond Fund and the Broad Market Bond Fund may invest in non-investment grade or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.”
High yield bonds are issued by a company whose credit rating (based on an NRSRO’s evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated “Ba1” or lower by Moody’s or “BB+” or lower by S&P) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.
During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund’s net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.
The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.
The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.
The rating assigned by a rating agency evaluates the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund’s performance may depend more on the investment adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see “Appendix B – Description of Ratings.”
In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The investment adviser continuously monitors the issuers of non-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund’s investment adviser will consider whether the Fund should continue to hold the security.
In the event that a Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.
The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.
OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Fund has no current intention of so doing, each of the Bond Funds may use options and futures contracts. The Short/Intermediate-Term Bond, the Broad Market Bond and the Short-Term Bond Funds may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this SAI.
PARTICIPATION INTERESTS. Each Bond Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.
Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.
More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.
Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.
Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.
The Municipal Bond Fund will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.
PREFERRED STOCK. Each of the Short-Term Bond Fund and the Broad Market Bond Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
REPURCHASE AGREEMENTS. Each Bond Fund may invest in repurchase agreements, which were previously described under “Money Market Funds – Repurchase Agreements.”
SECURITIES LENDING. Each Bond Fund may lend securities, within the limitations previously described under “Money Market Funds – Securities Lending”. The Municipal Bond Fund has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Fund receives from lending its securities is taxable.
U.S. GOVERNMENT OBLIGATIONS. Each Bond Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See “Money Market Funds — U.S. Government Obligations.”)
VARIABLE AND FLOATING RATE SECURITIES. Each Bond Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.
Each of the Bond Funds may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.
WHEN-ISSUED SECURITIES. Each Bond Fund may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under “Money Market Funds — When-Issued Securities.”
The Municipal Bond Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer’s outstanding indebtedness (“refunding contracts”). These contracts require the issuer to sell and the Fund to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Fund may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Fund may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.
ZERO COUPON BONDS. Each Bond Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Fund to liquidate investments in order to make the required distributions.
Risk Factors Applicable to the Municipal Bond Fund:
HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as (i) general and local economic conditions, (ii) demand for services, (iii) expenses (including malpractice insurance premiums), and (iv) competition among health care providers. In the future, the following may adversely affect the industry: (i) adoption of legislation proposing a national health insurance program, (ii) medical and technological advances which alter the demand for health services or the way in which such services are provided, and (iii) efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.
Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.
HOUSING SECTOR. The Municipal Bond Fund may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.
Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer’s ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.
Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.
ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future (i) problems in financing large construction programs in an inflationary period, (ii) cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities), (iii) difficulties in obtaining fuel at reasonable prices, (iv) the effects of conservation on the demand for energy, (v) increased competition from alternative energy sources, and (vi) the effects of rapidly changing licensing and safety requirements.
PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, Federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the “flat tax,” that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Fund’s holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Fund’s investment objective and policies or consider the Fund’s dissolution.
PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years, were:

	12 Months Ended	12 Months Ended
	6/30/05	6/30/04
Short/Intermediate-Term Bond	33%	27%
Broad Market Bond	43%	26%
Municipal Bond	38%	20%
Short-Term Bond	50%	42%
THE EQUITY FUNDS
The “Equity Funds” are the Small-Cap Core, the Large-Cap Core, the Large-Cap Growth and the Large-Cap Value Funds.
The Large-Cap Growth Fund seeks superior long-term growth of capital. The Small-Cap Core, the Large-Cap Core and the Large-Cap Value Funds seek to achieve long-term capital appreciation. Each of the foregoing investment objectives may not be changed without shareholder approval.
The Small-Cap Core Fund invests at least 80% of its Assets in a diversified portfolio of U.S. equity (or equity related) securities of small cap corporations.
The Large-Cap Core Fund and the Large-Cap Growth Fund invest at least 80% of their Assets primarily in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations.
The Large-Cap Value Fund invests at least 80% of its Assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, equal to those in the Russell 1000 Value Index (“large cap company”) and publicly traded on a U.S. Securities market.
The foregoing policies may be changed upon 60 days’ written notice to shareholders.

MONEY MARKET FUNDS. Each Equity Fund may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See “Money Market Funds — Investment Company Securities.”)
U.S. GOVERNMENT OBLIGATIONS. Each Equity Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See “Money Market Funds — U.S. Government Obligations.”)
COMMERCIAL PAPER. Each Equity Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody’s or if not rated, determined by the investment adviser to be of comparable quality.
BANK OBLIGATIONS. Each Equity Fund may invest in the same obligations of U.S. Banks as the Money Market Funds. (See “Money Market Funds — Bank Obligations.”)
CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund’s selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.
Each Equity Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO such as Moody’s or S&P, or if unrated, are determined by the investment adviser, as applicable, to be of comparable quality. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund’s purchase of the security, the investment adviser, as applicable, will determine whether it is in the best interest of the Fund to retain the security.
DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.
DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
FOREIGN SECURITIES. Each Equity Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares for foreign securities. (See “Depositary Receipts” above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs,

(viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.
HEDGING STRATEGIES. Each Equity Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.
ILLIQUID SECURITIES. Each Equity Fund may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s investment adviser to the Board of Trustees.
INVESTMENT COMPANY SECURITIES. The Equity Funds may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs. Such investments are subject to limitations prescribed by the 1940 Act. (See “Money Market Funds — Investment Company Securities”.)
OPTIONS ON SECURITIES AND SECURITIES INDICES. The Large-Cap Growth, Large-Cap Value and Small-Cap Core Funds each may purchase call options on securities that the investment adviser intends to include in the Funds in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in the Funds or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.
REPURCHASE AGREEMENTS. Each Equity Fund may invest in repurchase agreements, which were previously described under “Money Market Funds — Repurchase Agreements.”
RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the “1933 Act”) or an exemption from registration. Each of the Equity Funds is subject to a Fund’s investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.
SECURITIES LENDING. Each Equity Fund may lend securities subject to the same conditions applicable to the Money Market Funds, as described under “Money Market Funds — Securities Lending.”
TEMPORARY DEFENSIVE POSITION. Each Equity Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.
PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years were:

	12 Months Ended	12 Months Ended
	6/30/05	6/30/04
Small-Cap Core[1]	15%	142%
Large-Cap Core	113%	27%
Large-Cap Growth[2]	230%	87%
Large-Cap Value	28%	26%

[1]	Effective July 1, 2005, the Small-Cap Core Fund changed its investment structure from a “fund-of-funds” structure to a stand-alone investment structure that invests directly in portfolio securities. The portfolio turnover rates reflect the investment activity in the underlying funds, and do not reflect the portfolio turnover that an investor can expect within the investment portfolio of a “stand-alone” fund.

[2]	The variation in portfolio turnover rates for the Large-Cap Growth Fund was primarily due to the change in investment strategies and investment adviser, from Roxbury Capital Management, LLC to Rodney Square Management Corporation during the past fiscal year.

DISCLOSURE OF FUND HOLDINGS
The Funds have policies and procedures in place regarding the disclosure of securities holdings of the Funds designed to allow disclosure of such holdings information where it is deemed appropriate for a Fund’s operations or it is determined to be useful to a Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund’s holdings, a Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis.
The Funds provide portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.
The Funds may, but are not required to, post the Fund’s schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund’s top ten holdings, and a percentage breakdown of the Fund’s investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.
The Fund may distribute or authorize the distribution of information about a Fund’s holdings that is not publicly available (on a website or otherwise) to a Fund’s or an investment adviser’s employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund’s holdings that is not publicly available (on a website or otherwise) to the Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.
In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Funds, their investment advisers, sub-advisers, or its principal underwriter, on the other, the Trust’s Chief Compliance Officer must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust’s Chief Compliance Officer must report all arrangements to disclose portfolio holdings information to the Trust’s Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.
Before any non-public disclosure of information about a Fund’s holdings, the Chief Compliance Officer will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Fund may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund’s policies and procedures and any applicable confidentiality agreement.
Under no circumstances may the Fund or an investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
Each of the following third parties have been approved to receive portfolio holdings information: (i) the Fund’s administrator and accounting agent; (ii) the Fund’s independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Fund’s custodian in connection with its custody of the Fund’s assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holdings information without specific authorization. The Fund’s investment advisers and service providers will establish procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies.
The identity of persons with which the Funds have ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:

Piper Jaffray & Company	Stern, Agee & Leach
Stone & Youngberg	Wachovia Securities
Loop Capital Markets	Morgan Stanley
Commerce Capital Markets, Inc.	Lehman Brothers
Stephens Inc.	William Blair & Co., L.L.C.
Legg Mason Wood Walker	Morningstar
Barclays Capital Inc.	Lipper
Bear Stearns & Co. Inc.	Thompson Financial
Starboard Capital Markets LLC	Vestek
Banc of America	Standard & Poor’s
RBC Dain Rauscher
INVESTMENT LIMITATIONS
Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund or a Fund’s assets or redemptions of shares will not be considered a violation of the limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.
Money Market Funds: Each Money Market Fund will not as a matter of fundamental policy:

1.	purchase the securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2.	purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that the Prime Money Market Fund may invest more than 25% of its total assets in the obligations of banks;

3.	borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Fund’s borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4.	make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Fund’s total assets;

5.	underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.	purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7.	purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8.	issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund’s use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

With respect to the exclusion from the investment limitation described in number 2 above, the Money Market Funds have been advised that it is the SEC staff’s current position, that the exclusion may be applied only to U.S. bank obligations; the Money Market Funds, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.
The following non-fundamental policies apply to each Money Market Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Money Market Fund will not:
1.	make short sales of securities except short sales against the box;

2.	purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3.	purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Fund’s bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4.	make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5.	with respect to the U.S. Government Money Market and Prime Money Market Funds only, purchase the securities of any one issuer if as a result more than 5% of the Funds’ total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Bond Funds: Each Bond Fund will not as a matter of fundamental policy (except for the Short-Term Bond Fund for which the following are non-fundamental policies and which can be changed upon 60 days’ written notice to shareholders):

1.	purchase the securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2.	purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3.	borrow money, provided that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Funds’ borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4.	make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Fund’s total assets;

5.	underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.	purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7.	purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8.	issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The following non-fundamental policies apply to the Bond Funds and may be changed by the Board of Trustees without shareholder approval. Each Bond Fund will not:

1.	pledge, mortgage or hypothecate its assets, except the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Fund may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.	make short sales of securities except short sales against the box;

3.	purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4.	purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5.	purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded;

6.	write put or call options having aggregate exercise prices greater than 25% of the Funds’ net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or

7.	when engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Funds’ custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (cover) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

Equity Funds: Each Equity Fund will not as a matter of fundamental policy:

1.	purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2.	purchase securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3.	borrow money, provided that (1) the Large-Cap Value Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Fund’s assets; and (2) each of the Large-Cap Core, Large-Cap Growth and Small-Cap Core Funds may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Fund’s total assets;

4.	make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5.	underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.	purchase or sell real estate, provided that (1) the Large-Cap Value Fund additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large-Cap Core, Large-Cap Growth and Small-Cap Core Funds each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7.	purchase or sell physical commodities, provided that (1) the Large-Cap Value Fund additionally is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) Large-Cap Core, Large-Cap Growth and Small-Cap Core Funds each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.	issue senior securities, except to the extent permitted by the 1940 Act, provided that the Large-Cap Value Fund may borrow money subject to its investment limitation on borrowing.

The following non-fundamental policies apply to each Equity Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Equity Fund will not:

1.	pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund, provided that (1) this limitation does not apply to the Large-Cap Core, Large-Cap Growth and Small-Cap Core Funds; and (2) with respect to the Large-Cap Value Fund, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.	make short sales of securities except short sales against the box;

3.	purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Large-Cap Growth and the Large-Cap Value Funds may make initial and variation margin deposits in connection with permitted transactions in options or futures without violating this limitation; or

4.	purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that (1) the Large-Cap Value Fund may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund’s custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.
TRUSTEES AND OFFICERS
The following tables present certain information regarding the Board of Trustees and officers of the Fund. Each person listed under “Interested Trustees” below is an “interested person” of the investment adviser or the Fund, within the meaning of the 1940 Act. Each person who is not an “interested person” of the investment adviser or the Fund within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee as it relates to the Fund’s business is 1100 North Market Street, Wilmington, DE 19890.

				Number of
				Funds in
			Principal	Fund	Other
	Position(s)	Term of Office and	Occupation(s)	Complex[3]	Directorships
Name and	Held with	Length of Time	During Past	Overseen by	Held by
Date of Birth	Fund	Served	Five Years	Trustee	Trustee
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN[1] Date of Birth: 2/49	Trustee, President, Chief Executive Officer and Chairman of the Board	Shall serve until death, resignation or removal. Trustee, President and Chairman of the Board since October 1998.	Executive Vice President of Wilmington Trust Company since February 1996; President of Rodney Square Management Corporation (“RSMC”) from 1996 until 2005; Vice President of RSMC since 2005.	19	None

NEIL WOLFSON[2] Date of Birth: 6/64	Trustee	Shall serve at the pleasure of the Board and until successor is elected and qualified. Trustee since September 2005.	Chief Investment Officer of Wilmington Trust Investment Management, LLC since July 2004; Previously, Partner at KPMG from 1996-2004.	19	None
INDEPENDENT TRUSTEES
ROBERT ARNOLD Date of Birth: 3/44	Trustee	Shall serve until death, resignation or removal. Trustee since May 1997.	Founder and co-manages, R. H. Arnold & Co., Inc. (investment banking company) since 1989.	19	First Potomac Realty Trust (real estate investment trust).

[1]	Mr. Christian is an “Interested Trustee” by reason of his position as Vice President of RSMC, an investment adviser to the Fund.

[2]	Mr. Wolfson is an “Interested Trustee” by reason of his position as Chief Investment Officer of Wilmington Trust Investment Management, LLC (“WTIM”), an affiliate of RSMC.

[3]	The “Fund Complex” currently consists of the Fund (19 funds) and the CRM Mutual Fund Trust (4 funds).

				Number of
				Funds in
			Principal	Fund	Other
	Position(s)	Term of Office and	Occupation(s)	Complex[3]	Directorships
Name and	Held with	Length of Time	During Past	Overseen by	Held by
Date of Birth	Fund	Served	Five Years	Trustee	Trustee
DR. ERIC BRUCKER Date of Birth: 12/41	Trustee	Shall serve until death, resignation or removal. Trustee since October 1999.	Professor of Economics, Widener University since July 2004; formerly, Dean, School of Business Administration of Widener University from 2001 to 2004; Dean, College of Business, Public Policy and Health at the University of Maine from September 1998 to June 2001.	19	None

NICHOLAS GIORDANO Date of Birth : 3/43	Trustee	Shall serve until death, resignation or removal. Trustee since October 1998.	Consultant, financial services organizations from 1997 to present; Interim President, LaSalle University from 1998 to 1999.	19	Kalmar Pooled Investment Trust; Independence Blue Cross; and IntriCon Corporation (industrial furnaces and ovens).

LOUIS KLEIN, JR. Date of Birth: 5/35	Trustee	Shall serve until death, resignation or removal. Trustee since October 1999.	Self-employed financial consultant since 1991.	23	CRM Mutual Fund Trust; and WHX Corporation.

CLEMENT C. MOORE, II Date of Birth: 9/44	Trustee	Shall serve until death, resignation or removal. Trustee since October 1999.	Managing Partner, Mariemont Holdings, LLC, (real estate holding and development company) since 1980.	23	CRM Mutual Fund Trust

JOHN J. QUINDLEN Date of Birth: 5/32	Trustee	Shall serve until death, resignation or removal. Trustee since October 1999.	Retired since 1993.	19	None

MARK A. SARGENT Date of Birth: 4/51	Trustee	Shall serve until death, resignation or removal. Trustee since November 2001.	Dean and Professor of Law, Villanova University School of Law since July 1997.	19	None

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Fund, any of the Funds’ investment advisers or the Distributor or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.
EXECUTIVE OFFICERS

Number of
Funds in
			Principal	Fund	Other
	Position(s)	Term of Office and	Occupation(s)	Complex	Directorships
Name, Address and	Held with	Length of Time	During Past	Overseen by	Held by
Date of Birth	Fund	Served	Five Years	Trustee	Trustee
ERIC K. CHEUNG 1100 North Market Street Wilmington, DE 19890 Date of Birth: 12/54	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since October 1998.	Vice President, Wilmington Trust Company since 1986; and Vice President and Director, RSMC since 2001.	N/A	N/A

JOSEPH M. FAHEY, JR. 1100 North Market Street Wilmington, DE 19890 Date of Birth: 1/57	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since November 1999.	Vice President, RSMC since 1992.	N/A	N/A

JOHN J. KELLEY 1100 North Market Street Wilmington, DE 19890 Date of Birth: 9/59	Vice President, Chief Financial Officer, Treasurer & Secretary	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since September 2005.	Vice President of RSMC since July 2005; Vice President of PFPC Inc. from January 2005 to June 2005; Vice President of Administration, 1838 Investment Advisors, LP from 1999 to 2005.	N/A	N/A

WILLIAM P. RICHARDS, JR. 100 Wilshire Boulevard Suite 1000 Santa Monica, CA 90401 Date of Birth: 11/36	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since November 2004.	Managing Director, Roxbury Capital Management LLC (registered investment adviser) since 1998.	N/A	N/A

Number of
Funds in
			Principal	Fund	Other
	Position(s)	Term of Office and	Occupation(s)	Complex	Directorships
Name, Address and	Held with	Length of Time	During Past	Overseen by	Held by
Date of Birth	Fund	Served	Five Years	Trustee	Trustee
ANNA M. BENCROWSKY 1100 North Market Street Wilmington, DE 19890 Date of Birth: 5/51	Chief Compliance Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified; Officer since September 2004.	Chief Compliance Officer, RSMC since 2004; Vice President and Chief Compliance Officer, 1838 Investment Advisors, LP from 1998 to 2004; Vice President, Secretary, and Treasurer, 1838 Investment Advisors Funds from 1995 to 2004; Vice President and Secretary, 1838
			Bond-Debenture Trading Fund from 1982 to 2004.	N/A	N/A

CHARLOTTA E. NILSSON 1100 North Market Street Wilmington, DE 19890 Date of Birth: 9/70	Assistant Secretary	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since February 2003.	Mutual Fund Regulatory Administrator, Wilmington Trust Company since 2003; From 2001 to 2003,
			Regulatory Administrator, PFPC Inc.	N/A	N/A
RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Trust’s financial operations and performance, oversee the activities and legal compliance of the Trust’s investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Trust’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of nine individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met 11 times during the fiscal year ended June 30, 2005 The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.
AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Giordano serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended June 30, 2005, there were four meetings of the Audit Committee.
NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of which is an Independent Trustee. Mr. Sargent serves as chairman of the Committee. The Nominating and Governance Committee is responsible for formulating a statement of fund governance; assessing the size, structure and composition of the Board; determining trustee qualifications guidelines as well as compensation, insurance and indemnification of trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Trust. During the fiscal year ended June 30, 2005, there were three meetings of the Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.
REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker, Moore and Sargent, each of which is an Independent Trustee. Mr. Moore serves as the chairman of the Committee. The Regulatory Oversight Committee (i) monitors the Board’s compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust’s Chief Compliance Officer (“CCO”) regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust’s 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of the Trust’s trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust’s investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust’s valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter’s 17j-1 Codes of Ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO’s performance. During the fiscal year ended June 30, 2005, there were four meetings of the Regulatory Oversight Committee.
SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Funds and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2004.

Aggregate Dollar Range
of Equity Securities in
All Registered Investment
Companies Overseen by Trustee
	Dollar Range of Equity Securities	within the Family of
Name of Trustee/Fund	in each Fund of the Trust	Investment Companies
INTERESTED TRUSTEES
Robert J. Christian		Over $100,000
Large-Cap Core	Over $100,000
Large-Cap Growth	$10,001—$50,000

Aggregate Dollar Range
of Equity Securities in
All Registered Investment
Companies Overseen by Trustee
	Dollar Range of Equity Securities	within the Family of
Name of Trustee/Fund	in each Fund of the Trust	Investment Companies
Large-Cap Value	$1—$10,000
Prime Money Market	Over $100,000
Short/Intermediate-Term	$50,001—$100,000
Small-Cap Core	$10,001—$50,000

Neil Wolfson		$10,001—$50,000
Large-Cap Growth	$1—$10,000
Large-Cap Core	$1—$10,000

INDEPENDENT TRUSTEES
Robert Arnold		$50,001—$100,000
Large–Cap Core	$50,001—$100,000

Eric Brucker		$50,001—$100,000
Large-Cap Core	$10,001-$50,000
Short-Term Bond	$1—$10,000
U.S. Government Money Market	$10,001—$50,000

Nicholas Giordano	NONE	$50,001—$100,000

Louis Klein, Jr.	NONE	Over $100,000

Clement C. Moore, II		Over $100,000
Prime Money Market	Over $100,000
Short-Term Bond	Over $100,000

John J. Quindlen		Over $100,000
Short/Intermediate-Term Bond	Over $100,000

Mark A. Sargent		$10,001—$50,000
Short/Intermediate-Term Bond	$10,001—$50,000
As of December 31, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the Funds’ investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. The Trust has retained RSMC to manage the assets of each of the Funds of the Trust pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Board had recently reviewed and approved the Investment Advisory Agreement with RSMC on behalf of the Large-Cap Growth Fund, the Large-Cap Value Fund and the Small-Cap Core Fund to increase the advisory fees paid to RSMC and to appoint RSMC as adviser to the Large Cap Value Fund. The Investment Advisory Agreement was approved by shareholders of each of the Large-Cap Growth Fund, Large-Cap Value Fund and the Small-Cap Core Fund at a special meeting of shareholders held on July 27, 2005.
Effective November 1, 2005, WTIM serves as sub-adviser to each of the Funds pursuant to a sub-advisory agreement among the Fund, RSMC and WTIM (the “WTIM Sub-Advisory Agreement”). RSMC and CRM each serve as sub-adviser to the Small-Cap Core Fund pursuant to separate sub-advisory agreements (the “RSMC Sub-Advisory

Agreement” and the “CRM Sub-Advisory Agreement” and, collectively with the WTIM Sub-Advisory Agreement, the “Sub-Advisory Agreements”) with the Fund and RSMC.
The Investment Advisory Agreement and each Sub-Advisory Agreement has an initial term of two years (except with respect to the WTIM Sub-Advisory Agreement, which has an initial term of one year) and continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Fund, as the case may be, and in either event, by a majority of the Independent Trustees casting votes in person at a meeting called for such purpose. The Investment Advisory Agreement and Sub-Advisory Agreements were most recently approved by the Board of Trustees of the Fund, including by a majority of the Independent Trustees, at a meeting held on September 1, 2005.
The Board of Trustees of the Trust approved the renewal of the investment advisory agreement between the Trust and RSMC, and the sub-advisory agreements between the Trust, RSMC, with respect to the Small Cap Core Fund, and each of Roxbury and CRM. In determining whether to approve the advisory agreements, the Trustees considered information provided by RSMC and sub-advisers in accordance with Section 15(c) of the 1940 Act, as well as accumulated information received during the course of the year relating to RSMC and sub-advisers and their services provided to the Trust on behalf of the Funds. The Trustees considered information that RSMC and sub-advisers provided regarding (i) services performed for the Trust and one or more of its Funds, (ii) the size and qualifications of RSMC’s or a sub-adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of a Fund of the Trust, (iv) investment performance, (v) brokerage selection procedures (including soft dollar arrangements), (vi) the procedures for allocating investment opportunities between a Fund and other clients, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on RSMC’s or a sub-adviser’s ability to service a Fund, (ix) the compliance with a Fund’s’ investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, and (x) its proxy voting policies. RSMC and each sub-adviser also provided information regarding the advisory fees received and an analysis of these fees in relation to the delivery of services to the Funds, the costs of providing such services, the profitability of the firm in general and as a result of the fees received from the Funds and any other ancillary benefit resulting from RSMC’s or a sub-adviser’s relationship with the Trust. The Trustees also reviewed comparative performance data and comparative statistics and fee data for the Funds relative to other mutual funds in their peer group.
The Trustees reviewed the services provided to the Funds by RSMC and sub-advisers as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds. The Trustees noted the substantial changes to the operations and management of the Trust over the past year including the withdrawal from the master-feeder structure, improved performance, and changes in personnel. The Trustees discussed RSMC’s and each sub-adviser’s personnel changes over the last year and the depth of RSMC’s personnel who possess the experience to provide investment management services to the Funds of the Trust. The Trustees believe that the changes in management have generally been favorable. The Trustees concluded that the nature, extent and quality of the services provided by RSMC and sub-advisers to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with industry norms and that the Funds were likely to benefit from the continued provision of those services. They also concluded that RSMC and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

The Trustees noted that the performance of each Fund is also of particular importance in evaluating RSMC or a sub-adviser. The Trustees reviewed the performance data provided with the Board materials distributed prior to the meeting including each Fund’s performance relative to other mutual funds with similar investment objectives, strategies and policies, its respective benchmark index, and its Lipper peer group rankings. The Trustees observed that they review and evaluate each Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the short-term and long-term performance of each Fund. They concluded that the performance of each Fund and RSMC and each sub-adviser was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies. The Trustees noted that although the performance of some Funds lagged that of their peers for certain periods, they also concluded that RSMC had taken appropriate steps to address the under-performance and that the more recent performance has been improving.
The Trustees considered the costs of the services provided by RSMC and each sub-adviser, the compensation and benefits received by RSMC and each sub-adviser in providing services to the Funds, as well as RSMC’s and each sub-adviser’s profitability. The Trustees reviewed RSMC’s and each sub-adviser’s financial statements. In addition, the Trustees considered any direct or indirect revenues received by affiliates of RSMC and sub-advisers. The Trustees concluded that RSMC’s and each sub-adviser’s fees and profits derived from its relationship with the Trust in light of each Fund’s expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Funds, the quality of services provided by RSMC and each sub-adviser, the investment performance of the Funds and the expense limitations agreed to by RSMC.
The Trustees considered the extent to which economies of scale would be realized relative to fee levels as each Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for all of the Funds for the benefit of Fund shareholders due to break-points in the advisory and sub-advisory fees.
After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board, the Trustees determined that it would be in the best interests of the Trust and its Fund shareholders to continue each existing advisory and sub-advisory agreement for an additional one-year period. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.
Additional information regarding the Investment Advisory Agreement, the Sub-Advisory Agreements and the fees paid to RSMC and each of the sub-advisers may be found under the heading of “Investment Advisory and Other Services.”
COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid during the fiscal year ended June 30, 2005 to the Independent Trustees for their service to the Funds and the total compensation paid to the Trustees by the Fund Complex.

		Pension or		Total
		Retirement		Compensation
	Aggregate	Benefits Accrued	Estimated	from
Independent	Compensation	as Part of Fund	Annual Benefits	Fund Complex[1]
Trustee	from the Funds	Expenses	Upon Retirement	Paid to Trustees

Robert H. Arnold	$39,375	None	None	$52,500
Dr. Eric Brucker	$40,500	None	None	$54,000
Nicholas Giordano	$49,875	None	None	$66,500
Louis Klein, Jr.	$39,375	None	None	$52,500

		Pension or		Total
		Retirement		Compensation
	Aggregate	Benefits Accrued	Estimated	from
Independent	Compensation	as Part of Fund	Annual Benefits	Fund Complex[1]
Trustee	from the Funds	Expenses	Upon Retirement	Paid to Trustees

Clement C. Moore, II	$39,750	None	None	$53,000
John J. Quindlen	$46,125	None	None	$61,500
Mark A. Sargent	$52,125	None	None	$69,500

[1]	For the year ended June 30, 2005, the Fund Complex consisted of the Trust (19 funds), WT Investment Trust I (25 funds), the CRM Mutual Fund Trust (4 funds) and the Wilmington Low Volatility Fund of Funds (1 fund).

CODE OF ETHICS
In accordance with Rule 17j-1 of the 1940 Act, the Fund, each investment adviser and sub-adviser to the Funds of the Trust and the Distributor have adopted a Code of Ethics.
The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Distributor or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.
Under the Code of Ethics adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by RSMC, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.
On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.
PROXY VOTING. The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board’s continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Funds. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund’s investment in its determination on a vote.
Each of the investment advisers has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Their proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.
RSMC’s proxy voting procedures establish a protocol for voting of proxies in cases in where RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise RSMC’s independence of judgment and action in voting the proxy in the best interest of a Fund’s shareholders. RSMC believes that consistently voting in accordance with their stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. RSMC’s proxy voting policies and procedures are attached herewith as Appendix C.
CRM’s proxy voting procedures establish a protocol for voting proxies in cases in which it may have a potential conflict of interest arising from, among other things, where a company soliciting proxies is an advisory client of CRM or where CRM has a financial interest in a company soliciting proxies. In such circumstances, CRM will typically vote proxies in accordance with the recommendations of an independent third-party proxy company. In conflict situations where CRM does not follow the recommendations of such third –party company, CRM will submit a separate report to the Board of

Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. CRM’s proxy voting procedures and guidelines are attached as Appendix D.
Roxbury’s proxy voting procedures establish a protocol for voting of proxies in cases in which it or a sub-adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Roxbury or the sub-adviser will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Roxbury’s proxy voting procedures and guidelines are attached as Exhibit E.
The Funds’ proxy voting record as of June 30, 2005 is available (i) without charge, upon request, by calling (800) 336-9970; and (ii) on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 11, 2005 officers and Trustees of the Trust owned individually and together less than 1% of the Fund’s outstanding shares. As of October 11, 2005, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

Ownership
Name, City and State	Percentage

Wilmington Prime Money Market Fund – Investor Shares
Richard D. Lichtman Trustee	8.78%
FBO The Penobscot Nonesuch and Chattahoochee Rivers Trust Houston, TX 77077

Saxon & Co.	45.53%
Philadelphia, PA 19182

Deluxe Automotive Modifications Inc.	8.12%
Hockessin, DE 19707

Big Brothers-Big Sisters of Delaware	7.03%
c/o Deb Dunphy Wilmington, DE 19804

Wilmington Prime Money Market Fund – Service Shares

Lack & Lindsay	75.36%
Wilmington, DE 19890

Wilmington Trust Company	18.23%
Wilmington, DE 19890

Wilmington Tax-Exempt Money Market Fund – Investor Shares
Saxon & Co.	97.31%
Philadelphia, PA 19182

Ownership
Name, City and State	Percentage

Wilmington Tax-Exempt Money Market Fund – Service Shares

Lack & Lindsay	80.95%
Wilmington, DE 19890

Wilmington Trust Company	18.02%
Wilmington, DE 19890

Wilmington U.S. Government Money Market Fund – Investor Shares

Barbara A. Monahan Rev Trust	8.32%
Glen Mills, PA 19342

Industrial Sales & Factoring Corp.	5.60%
Wilmington, DE 19801

Chippey Street Associates Wilmington, DE 19807	12.94%
Wilmington Trust Company	61.40%
TRST Pondview Loan Trust FBO Chase Manhattan Bank New York, NY 10017

Wilmington U.S. Government Money Market Fund – Service Shares

Lack & Lindsay	80.48%
Wilmington, DE 19890

Wilmington Trust Company	18.63%
Wilmington, DE 19890

Wilmington Short/Intermediate-Term Bond Fund – Institutional Shares

National Financial Service Corp.	11.06%
New York, NY 10008

Wilmington Trust Company	6.66%
FBO Dart Contributory Pension Wilmington, DE 19899

Wilmington Trust Company TTEE	16.24%
FBO Wilmington Trust Co Pen Fund Wilmington, DE 19899

Wilmington Short/Intermediate-Term Bond Fund – Investor Shares

Delaware Community Foundation	58.51%
Wilmington, DE 19801

Ownership
Name, City and State	Percentage

SEI Private Trust Company	41.49%
c/o Sun Trust Bank Oaks, PA 19456

Wilmington Broad Market Bond Fund – Institutional Shares

Wilmington Trust Company TTEE	31.38%
FBO Wilmington TR CO PEN FUND Wilmington, DE 19899

Delaware Charter Guarantee & Trust	15.47%
FBO Principal Financial Group Des Moines, IA 50392

Wilmington Short-Term Bond Fund – Institutional Shares

Wilmington Trust Company Inv Agt	5.90%
FBO Dawn Cave Wilmington, DE 19899

Wilmington Trust Inv Agt	5.90%
FBO Lowell P. Cave Wilmington, DE 19899

Wilmington Trust Corporation	15.45%
c/o Joan Siegle Wilmington, DE 19801

Wilmington Municipal Bond Fund – Institutional Shares

National Financial Service Corp.	21.38%
New York, NY 10008

100 West 10th Street Corp.	12.33%
Wilmington, DE 19890

Wilmington Trust Company Trustee	6.93%
FBO Jesse R. Wike Wilmington, DE 19899

Wilmington Large Cap Core Fund – Institutional Shares

Wilmington Trust Company	24.45%
Wilmington, DE 19899

Delaware Charter Guarantee & Trust	9.94%
FBO Principal Financial Group Des Moines, IA 50392

Wilmington Trust of PA Inv Agt	5.74%
Wilmington, DE 19899

Ownership
Name, City and State	Percentage

Wilmington Large Cap Growth Fund – Institutional Shares

National Financial Service Corp.	5.38%
New York, NY 10008

Wilmington Trust Company TTEE	9.33%
For Wilmington TR CO PEN TR Wilmington, DE 19899

Delaware Charter Guarantee & Trust	40.32%
FBO Principal Financial Group Des Moines, IA 50392

Wilmington Large Cap Value Fund – Institutional Shares

Wilmington Trust Company TTEE	14.83%
For Wilmington TR CO PEN TR Wilmington, DE 19899

Delaware Charter Guarantee & Trust	35.03%
FBO Principal Financial Group Des Moines, IA 50392

Wilmington Small Cap Core Fund – Institutional Shares

Delaware Charter Guarantee & Trust	29.16%
FBO Principal Financial Group Des Moines, IA 50392

INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES
RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to the Large-Cap Core, Large-Cap Growth, Large-Cap Value, Short/Intermediate-Term Bond, Broad Market Bond, Municipal Bond, Short-Term Bond, Prime Money Market, U.S. Government Money Market, Tax-Exempt Money Market and Small-Cap Core Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.
Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, and Wilmington Trust Investment Management, LLC, a direct subsidiary of Wilmington Trust Corporation, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, (“CRM”), and Roxbury Capital Management (“Roxbury”) are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.
Pursuant to an investment advisory agreement between the Trust and RSMC, dated July 1, 2005, RSMC manages the assets of the Funds (the “Investment Advisory Agreement”). Prior to July 1, 2005, shareholders of each of the Funds approved a substantially identical agreement with RSMC with respect to the management of the Funds’ assets. That agreement was replaced by the Investment Advisory Agreement in connection with the reorganization of the Trust and its portfolios investment structure from a master/feeder structure to a traditional stand-alone fund structure. Prior to the withdrawal from the master/feeder structure, fees paid to RSMC were paid by one or more series of the master in which the feeder fund invested. Fees paid after July 1, 2005 are paid directly to RSMC by the Funds.
On July 27, 2005, shareholders of the Large-Cap Growth Fund, Large-Cap Value Fund, and Small-Cap Core Fund approved a new investment advisory agreement (with the Investment Advisory Agreement, the “Investment Advisory Agreements”) which increased the advisory fee payable to RSMC. The Board of Trustees at its meeting on September 1, 2005 voted to approve the continuation of this agreement as previously discussed under “Approval of Investment Advisory and Sub-Advisory Agreements.”
The Investment Advisory Agreements have an initial term of one year and continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreements may be terminated by the Fund or the investment adviser on 60 days’ written notice without penalty. The Investment Advisory Agreements will also terminate automatically in the event of their assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Agreements, RSMC is entitled to receive the following annual investment advisory fees, paid monthly as percentage of average daily net assets:

Fund(s)	Annual Fee (as a % of Average Daily Net Assets)
Prime Money Market Fund	0.37% of the first $1 billion in assets;
U.S. Government Money Market Fund	0.33% of the next $500 million in assets;
Tax Exempt Money Market Fund	0.30% of the next $500 million in assets; and
0.27% of assets in excess of $2 billion

Short/Intermediate-Term Bond Fund	0.35% of the first $1 billion in assets;
Broad Market Bond Fund	0.30% of the next $1 billion in assets; and
Municipal Bond Fund	0.25% of assets over $2 billion
Short-Term Bond Fund

Large-Cap Core Fund	0.60% of the first $1 billion in assets;
Large-Cap Growth Fund	0.55% of the next $1 billion in assets; and
Large-Cap Value Fund	0.50% of assets over $2 billion.

Small-Cap Core Fund	0.75% of assets directly managed by RSMC

For its services as investment adviser, RSMC received the following fees paid by the Prime Money Market Services, U.S. Government Series, Tax-Exempt Series, Short/Intermediate Bond Series, Large Cap Core Series, Broad Market Bond Series, Municipal Bond Series, Short-Term Income Series and WT Large Cap Growth Series with respect to each Fund’s investment in such respective master series of the WT Investment Trust I as part of each Fund’s former master-feeder structure:

	12 Months Ended	12 Months Ended	12 Months Ended
Series	6/30/05	6/30/04	6/30/03
Prime Money Market Series	$7,097,060	$9,499,643	$10,780,391
U.S. Government Series	$2,991,098	$4,282,870	$5,051,852
Tax-Exempt Series	$1,583,642	$2,147,721	$2,734,988
Short/Intermediate Bond Series	$532,396	$661,836	$616,739
Large Cap Core Series	$206,367	$433,945	$448,592
Broad Market Bond Series	$284,679	$349,776	$418,055
Municipal Bond Series	$218,255	$197,801	$134,747
Short-Term Income Series	$163,369	$137,946	N/A
WT Large Cap Growth Series*	$125,272	N/A	N/A

*	Advisory fees paid are for the period December 15, 2004 through June 30, 2005.
RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed the following amounts with respect to the following Funds:

Fund/Class	Expense Cap
Wilmington Large-Cap Core Fund
Institutional	0.80%
Investor	1.05%
Wilmington Municipal Bond Fund	0.75%
Institutional
Investor	1.00%
Wilmington Short-Term Bond Fund
Institutional	0.65%
Investor	0.90%
These waivers will remain in place until November 1, 2008. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Fund or class thereof prior to such termination date. Pursuant to RSMC’s contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the particular Series in which each Fund invested:

	12 Months	12 Months	12 Months
	Ended	Ended	Ended
Series	6/30/05	6/30/04	6/30/03
Large Cap Core Series	$151,155	$139,654	$150,766
Municipal Bond Series	$17,651	$21,204	$51,519
Short-Term Income Series	$70,382	$89,908	N/A
Prior to December 15, 2004, Roxbury, an affiliate of RSMC located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, served as the investment adviser to the Large Cap Growth Fund’s master series for which Roxbury received investment advisory fees of $114,432, $318,436, and $314,850 for the period July 1, 2004 through December 15, 2004 and the fiscal years ended June 30, 2004 and 2003, respectively. Prior to July 1, 2005, CRM, an affiliate of RSMC located at 520 Madison Avenue, New York, New York 10022, served as the investment adviser to the Large-Cap Value Fund’s master series for which CRM received investment advisory fees of $377,812, $345,225 and $260,508, for the fiscal years ended June 30, 2005, 2004 and 2003, respectively.

CRAMER ROSENTHAL MCGLYNN, LLC
CRM, located at 520 Madison Avenue, New York, New York 10022, serves as a sub-adviser to the Small-Cap Core Fund. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. CRM is 36.53% owned by Cramer, Rosenthal, McGlynn, Inc. (“CRM, Inc.”), the controlling member of CRM. All shareholders of CRM, Inc. are senior officers of CRM. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has controlling interest in CRM by way of equity ownership.
Under a Sub-Advisory Agreement, the Small Cap Core Fund pays a monthly advisory fee to CRM for the portion of the Fund (the “Account”) managed by it at the annual rate of 0.75% of the Account’s first $1 billion of average daily net assets; 0.70% of the Account’s next $1 billion of average daily net assets; and 0.65% of the Account’s average daily net assets over $2 billion.
Prior to July 1, 2005, CRM served as investment adviser to the Small Cap Value Series, a master series of WT Investment Trust I in which the Small-Cap Core Fund invested as part of its former fund-of-funds structure. For the past three fiscal years, CRM received the following fees for its services as investment adviser to the Small Cap Value Series:

	12 Months Ended	12 Months Ended	12 Months Ended
	6/30/05	6/30/04	6/30/03
Small Cap Value Series	$5,375,444	$4,040,536	$2,457,745
ROXBURY CAPITAL MANAGEMENT
Roxbury, located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as a sub-adviser to the Small-Cap Core Fund. Roxbury provides investment advisory services, in a growth oriented style, to mutual funds and other institutional accounts, including corporations, unions and pension accounts, foundations, and endowments as well as to individuals. Wilmington Trust Corporation has a controlling interest in Roxbury by way of equity ownership.
Under a Sub-Advisory Agreement, the Small-Cap Core Fund pays a monthly advisory fee to Roxbury for the portion of the Fund (the “Account”) managed by it at the annual rate of 1.00% of the Account’s first $1 billion of average daily net assets; 0.95% for the Account’s next billion of average daily net assets; and 0.90% of the Account’s average daily net assets over $2 billion.
Prior to July 1, 2005, Roxbury served as investment adviser to the Small Cap Growth Series, a master series of WT Investment Trust I in which the Small-Cap Core Fund invested as part of its former fund-of-funds structure. For the past three fiscal years, Roxbury received the following fees for its services as investment adviser to the Small Cap Growth Series:

	12 Months Ended	12 Months Ended	12 Months Ended
	6/30/05	6/30/04	6/30/03
Small Cap Growth Series	$1,222,587	$525,397	$13,345
WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC
Wilmington Trust Investment Management, LLC (“WTIM”), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326 provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory, agreement among the Trust, RSMC and WTIM.

WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC’s fee. The fee shall be payable monthly as soon as practicable after the last day of each month.
WTIM has not provided advisory services to the Fund during the last three fiscal years and, accordingly, received no advisory fee from the Funds. However, WTIM has provided research and consulting services to RSMC since January 1, 2005 and WTIMs predecessor, Balentine & Company, provided these same services to RSMC since July 1, 2003. WTIM and/or Balentine & Company received the following fees from RSMC (not the Funds) for its services during the Fund’s last two fiscal years:

	FISCAL YEAR ENDED	FISCAL YEAR ENDED
	JUNE 30, 2005	JUNE 30, 2004
Consulting Fees	$551,261	$101,993
ADVISORY SERVICES. Under the terms of the Investment Advisory Agreements, RSMC agrees to: (a) direct the investments of each Fund, subject to and in accordance with each Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, each investment adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or the investment adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the investment adviser delegates any or all of its duties as listed.
The Investment Advisory Agreements provide that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.
The salaries of any officers and the Interested Trustees who are affiliated with an investment adviser and the salaries of all personnel of each investment adviser performing services for each Fund relating to research, statistical and investment activities are paid by the investment adviser.
Each class of shares of the Funds pays its respective pro rata portion of the advisory fee payable by the Fund.
SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a Fund’s assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, a Fund’s investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.
Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Trust’s outstanding voting securities) or by RSMC or the sub-

adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.
ADMINISTRATION AND ACCOUNTING SERVICES
Pursuant to Administration and Accounting Services Agreements dated October 1, 2004, PFPC Inc. (“PFPC”) performs certain administrative services for the Funds, such as preparing shareholder reports providing statistical and research data, assisting the investment advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Fund. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provide certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Funds. Accordingly, the Trust paid administrative fees to RSMC and PFPC, whether as administrator or sub-administrator of $4,808,384, $3,633,484 and $2,552,225, for fiscal years ended June 30, 2005, 2004 and 2003, respectively.
Pursuant to Compliance, Support and Recordkeeping Services Agreements dated October 1, 2004, RSMC, an affiliate of the Trust, performs certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Funds and Series. In consideration of the provision of these services, RSMC, investment adviser to the Trust, receives an asset based fee of 0.012% of each Fund’s average daily net assets per annum and a portion of the Chief Compliance Officer’s total compensation.
ADDITIONAL SERVICE PROVIDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.
LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.
CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. CitiBank, N.A. serves as the Trust’s foreign custody manager.
TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust’s Transfer Agent and Dividend Paying Agent.

DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN
Professional Funds Distributor, LLC (the “Distributor”) is located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as a principal underwriter of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.
Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds’ Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Investor Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholders service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds’ Institutional Shares.
The Distribution Agreement became effective as of January 1, 2004 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.
The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days’ written notice to the Distributor; or (ii) by the Distributor on sixty (60) days’ written notice to the Fund. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan regardless of the Distributor’s expenses.
The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions (“Service Organizations”) such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.
The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Shares of each Fund’s average net assets, except with respect to limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a 12b-1 fee for annual payments of up to 0.10% of the Investor Shares of each of the Money Market Fund’s average net assets to compensate the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Funds and for other distribution expenses.
For the fiscal year ended June 30, 2005, the Funds paid the Distributor 12b-1 fees in respect of broker-dealer compensation as:

12b-1 Fee
Prime Money Market Fund	$4,550
U.S. Government Money Market Fund	$2,444
Tax-Exempt Money Market Fund	$23,570
Short/Intermediate-Term Bond Fund	$0
Broad Market Bond Fund	$0
Municipal Bond Fund	$0
Short-Term Bond Fund	$0
Small-Cap Core Fund	$0
Large-Cap Core Fund	$0
Large-Cap Value Fund	$0
Large-Cap Growth Fund	$0
Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its Investor Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

PORTFOLIO MANAGERS
OTHER ACCOUNTS MANAGED. The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2005.

							For other accounts managed by Portfolio Manager(s)
Portfolio Manager(s) jointly	Total number of other accounts managed by Portfolio						within each category below, number of accounts and
and primarily responsible for	Manager(s) within each category below and the total						the total assts in the accounts with respect to which the
the day to day management of	assets in the accounts managed within each category						advisory fee is based on the performance of the
the Funds’ assets	below.						account

	Registered Investment		Other Pooled Investment		Other Accounts		Registered Investment		Other Pooled Investment
	Companies		Vehicles				Companies		Vehicles			Other Accounts

	Number	Total	Number	Total Assets	Number	Total Assets	Number	Total	Number	Total	Number	Total
	of	Assets	of	($mm)	of	($mm)	of	Assets	of	Assets	of	Assets
	Accounts	($mm)	Accounts		Accounts		Accounts	($mm)	Accounts	($mm)	Accounts	($mm)

Rodney Square Management Corporation
RSMC Fixed Income Management
Eric K. Cheung	42	$434	2	$110	0	$0	0	$0	0	$0	0	$0
Clayton M. Albright, III	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Dominick J. D’Eramo	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Lisa More	113	$780	1	$254	0	$0	0	$0	0	$0	0	$0
Scott Edmonds	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
RSMC Equity Management
Rex P. Macey	3	$120	1	$55	198	$102	0	$0	0	$0	0	$0
Adrian Cronje	3	$120	1	$55	198	$102	0	$0	0	$0	0	$0

							For other accounts managed by Portfolio Manager(s)
Portfolio Manager(s) jointly	Total number of other accounts managed by Portfolio						within each category below, number of accounts and
and primarily responsible for	Manager(s) within each category below and the total						the total assts in the accounts with respect to which the
the day to day management of	assets in the accounts managed within each category						advisory fee is based on the performance of the
the Funds’ assets	below.						account
	Registered Investment		Other Pooled Investment				Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts		Companies		Vehicles		Other Accounts
	Number	Total	Number	Total Assets	Number	Total Assets	Number	Total	Number	Total	Number	Total
	of	Assets	of	($mm)	of	($mm)	of	Assets	of	Assets	of	Assets
	Accounts	($mm)	Accounts		Accounts		Accounts	($mm)	Accounts	($mm)	Accounts	($mm)
Andrew H. Hopkins	3	$120	1	$55	198	$102	0	$0	0	$0	0	$0
Vincent F. Rights	3	$120	1	$55	198	$102	0	$0	0	$0	0	$0
Roxbury Capital Management, LLC.
Steve Marshman*	6	$323.7	1	$3.8	109	$758.7	0	$0	0	$0	4	$48.1
Robert Marvin*	6	$323.7	1	$3.8	109	$758.7	0	$0	0	$0	4	$48.1
Brian Smoluch*	6	$323.7	1	$3.8	109	$758.7	0	$0	0	$0	4	$48.1

Cramer Rosenthal McGlynn, LLC.
James P. Stoeffel	0	$0	0	$0	32	$655,154	0	$0	0	$0	0	$0
Terry Lally	0	$0	0	$0	32	$655,154	0	$0	0	$0	0	$0

*	The Small Cap portfolios are co-managed. The total amount of assets and number of accounts are shown on each Portfolio Manager’s row.

MATERIAL CONFLICTS OF INTEREST. Material conflicts of interest that may arise in connection with a portfolio manager’s management of a Fund’s investment and investments of other accounts managed include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. The table below discusses potential material conflict of interests identified by RSMC and the sub-advisers in connection with the management of the Funds. Additional conflicts of interest may potentially exist or arise that are not discussed below.

Portfolio Manager(s)	Description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the
Fund’s investments and the investments of the other accounts managed.

Rodney Square Management Corporation RSMC Fixed Income Management • Eric K. Cheung • Clayton M. Albright • Dominick J. D’Eramo • Lisa More • Scott Edmonds	Portfolio managers may experience certain conflicts of interest in managing the Fund’s investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. RSMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. RSMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

RSMC Equity Management • Rex P. Macey • Adrian Cronje • Andrew H. Hopkins • Vincent F. Rights	The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require a portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. RSMC seeks to manage such competing interests for the time and attention of portfolio managers by having substantial sources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

Portfolio Manager(s)	Description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the
Fund’s investments and the investments of the other accounts managed.

RSMC does not receive a performance fee for its management of the Fund. RSMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds—for instance, those that pay a higher advisory fee. The policies of RSMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

RSMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in RSMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in may instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Fund has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transaction.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. RSMC’s Code of Ethics addresses potential investment conflicts of interest that may arise in connection with a portfolio manager’s investment activities by requiring prior written approval from the Code of Ethics Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or fund in which the portfolio manager does not have a beneficial interest and that is not a client of RSMC and its affiliates.

Roxbury Capital Management, LLC. • Steve Marshman • Robert Marvin • Brian Smoluch	Roxbury understands that potential material conflicts of interest exist in “side-by-side” management. As such, Roxbury has always had comprehensive procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Roxbury aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share or unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.

Portfolio Manager(s)	Description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the
Fund’s investments and the investments of the other accounts managed.

Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Roxbury utilizes a trade rotation in these situations. The allocation is pro-rata basis within each aggregated group unless the size of the fill is such that a pro rata allocation is not appropriate. If the Roxbury Special Fund II, Roxbury’s hedge fund, initiates a trade at the same time as other accounts, it is last in the trade rotation. Additionally, the hedge fund is not permitted to enter into a position contrary to a current holding or holding included in Roxbury’s “Watch List” unless the position is entered into “against the box”. The Watch List contains securities that Roxbury is “closely observing” and “anticipating imminent action in”.

Roxbury’s Code of Ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.

Cramer Rosenthal McGlynn, LLC • James P. Stoeffel • Terry Lally	Material conflicts of interest may arise when a Fund’s Portfolio Manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Portfolio Managers listed. These potential conflicts include:

Allocation of Limited Time and Attention. A Portfolio Manager who is primarily responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies. CRM seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline.

Allocation of Limited Investment Opportunities. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity. To deal with these situations, CRM has adopted procedures for a trade allocation procedure for allocating limited investment opportunities across multiple funds and accounts.

Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity

Portfolio Manager(s)	Description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the
Fund’s investments and the investments of the other accounts managed.

may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. To help avoid these types of conflicts, CRM generally appoints separate advisory personnel to make investment decisions for different investment products. In addition, each Portfolio Manager is subject to CRM’s Conflict of interest Policy.

Selection of Brokers/Dealers. Portfolio Managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28 (e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. To address these types of conflicts, CRM has adopted best execution and soft dollar policies governing a Portfolio Manager’s selection of brokers and dealers and his use of research services.

Variation in Compensation. A conflict of interest may arise where the management fee structure differs among funds and/or accounts, such as where certain funds or accounts pay higher management fees or performance-based management fees. In such cases, the Portfolio Manager might be motivated to devote more attention to, or otherwise favor, more profitable funds and/or accounts. To help address these types of conflicts, CRM has adopted a Code of Ethics and Conflicts of Interest Policy.

Proprietary Interests. CRM and/or its affiliates may have substantial personal or proprietary investments in some of the accounts managed by a Portfolio Manager. A Portfolio Manager might be motivated to favor funds and/or accounts in which he, or his colleagues, has an interest or in which CRM and/or its affiliates have interests. However, each Portfolio Manager is subject to CRM’s Code of Ethics policy governing personal securities transactions in which Portfolio Managers engage.

Portfolio Manager(s)	Description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the
Fund’s investments and the investments of the other accounts managed.

Other Factors. Several other factors, including the desire to maintain or increase assets under the adviser’s management or to enhance the Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to some funds and/or accounts. To help address these types of conflicts CRM has adopted a Code of Ethics and Conflicts of Interest Policy.

As discussed above, CRM has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for CRM and the individuals that it employs. However, there is no guarantee that the policies and procedures adopted by CRM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

COMPENSATION. Following is a description of the structure of, and method used to determine the compensation received by the portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2005.

Portfolio Manager(s)	Structure of, and method used to determine, the compensation of each Portfolio Manager, including the criteria on which compensation is based

Rodney Square Management Corporation

RSMC Fixed Income Management • Eric K. Cheung • Clayton M. Albright, III • Dominick J. D’Eramo • Lisa More • Scott Edmonds	RSMC’s investment professionals received an annual base salary and performance bonus, including cash and stock options, based upon their overall performance relative to their job responsibilities. In addition, they are entitled to the regular fringe benefits provided to all employees. RSMC completed an annual survey of compensation levels relative to industry standards to ensure that its staff is adequately compensated. Each portfolio manager has a portfolio performance incentive as a part of their overall compensation. Portfolio Managers can earn up to 25% of their annual base salary if the Fund outperforms their respective benchmarks and peer groups in trailing 1,2,3,4 and 5 year periods.

RSMC Equity Management	Compensation is a combination of salary plus bonus.

• Rex P. Macey • Adrian Cronje • Andrew H. Hopkins • Vincent F. Rights • Dorsey D. Farr

Roxbury Capital Management, LLC • Steve Marshman • Robert Marvin • Brian Smoluch	Compensation includes a combination of base salary, a generous benefits package, an annual performance Bonus, and a profit sharing plan linked to the net income of the company and of Roxbury’s Small Cap Growth accounts.

Cramer Rosenthal McGlynn, LLC • James P. Stoeffel • Terry Lally	The Portfolio Managers for the Funds are generally responsible for multiple accounts with similar investment strategies. For example, the managers of CRM’s mid cap value investment strategy are responsible for investment decisions for registered investment companies and separately-managed institutional accounts that pursue a mid cap value investment strategy. Portfolio Managers are compensated on portfolio management of the aggregate group of similar accounts rather than for a specific account.

Portfolio Manager(s)	Structure of, and method used to determine, the compensation of each Portfolio Manager, including the criteria on which compensation is based

The compensation package for Portfolio Managers consists of several components: base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the market place and reflects a Portfolio Manager’s contribution to CRM’s success.

The annual incentive plan provides cash bonuses dependent on fund performance and individual contributions. The most significant portion of the bonus is determined based on the aggregate fund pre-tax performance results over one, two and three year periods relative to peer groups and benchmarks, and the remaining portion is based on certain qualitative factors discussed below.

For purposes of determining a Portfolio Manager’s bonus, the appropriate fund’s benchmark is used. The benchmark used to determine the bonuses of the Portfolio Managers of the Small Cap Core Fund is the Russell 2000 Value Index.

Bonuses for Portfolio Managers vary depending on the scope of accountability and experience level of the individual Portfolio Manager. An individual’s bonus is based upon relative performance of their assigned Funds compared to a peer group and benchmark, and is generally geared to rewarding top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

The long-term incentive plan provides an opportunity for experienced portfolio managers and other key contributors to CRM to be rewarded in the future depending on the achievement of financial goals and value creation. The plan, which is comprised of a profit-sharing component and option program, was created as a means of more closely aligning the interests of CRM professionals with that of the firm. The size of actual awards varies. The profit-sharing plan is based on the income of the firm. Option awards are comprised of member options in CRM. The value of the stock options is dependent upon CRM’s underlying valuation, as well as the exercise price. Options generally vest over a three-year period.

OWNERSHIP OF SECURITIES. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds as of June 30, 2005.

Portfolio Manager(s)	Dollar Value of Fund shares Beneficially Owned

Rodney Square Management Corporation

RSMC Fixed Income Management • Eric K. Cheung • Clayton M. Albright, III • Dominick J. D’Eramo • Lisa More • Scott Edmonds	Mr. Albright beneficially owns shares of the Broad Market Bond Fund in the range of $50,001-$100,000. Mr. D’Eramo beneficially owns shares of the Broad Market Bond Fund in the range of $1-$10,000. Mr. Cheung, Ms. More and Mr. Edmonds own no shares of the Funds as of June 30, 2005.

RSMC Equity Management • Rex P. Macy • Adrian Cronje • Andrew H. Hopkins • Vincent F. Rights • Dorsey D. Farr	As of June 30, 2005: Mr. Macey beneficially owns shares of the Large Cap Core Fund in the range of $1-$10,000; Mr. Hopkins beneficially owns shares of the: Large Cap Core Fund in the range of $50,001-$100,000, Large Cap Value Fund in the range of $10,001-$50,000, and Large Cap Growth Fund in the range of $10,001-$50,000; Mr. Cronje beneficially owns shares of the Large Cap Core Fund in the range of $1-$10,000; and Mr. Farr owns shares of the International Fund in the range of $10,001-$50,000 and the Real Estate Fund in the range of $10,001-$50,000. Mr. Rights owns no shares of the Funds as of June 30, 2005.

Roxbury Capital Management, LLC • Steve Marshman • Robert Marvin • Brian Smoluch	No Portfolio Manager beneficially owns any shares of the Funds as of June 30, 2005.

Cramer Rosenthal McGlynn, LLC • James P. Stoeffel • Terry Lally	Neither Mr. Stoeffel nor Mr. Lally beneficially own any shares of the Funds as of June 30, 2005.

BROKERAGE ALLOCATION AND OTHER PRACTICES
BROKERAGE TRANSACTIONS. An investment adviser places portfolio transactions on behalf of a Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by an investment adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a subadviser. Debt securities purchased and sold by a Fund are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.
Brokerage commissions paid by each Fund for the last three fiscal years ended June 30, 2005 are as follows:

	12 Months Ended	12 Months Ended	12 Months Ended
Fund	6/30/05	6/30/04	6/30/03
Small Cap Value Series*	$2,327,759	$2,118,224	$1,638,916
Small Cap Growth Series*	$925,144	$543,162	$32,811
Large-Cap Core**	$76,825	$66,321	$159,900
Large-Cap Value**	$44,915	$51,990	$198,522
Large-Cap Growth**	$218,174	$154,159	$107,660

*	For the fiscal years presented, the amount reflects the brokerage commissions paid by the Small Cap Value Series and Small Cap Growth Series which the Small-Cap Core Fund paid indirectly through its investment in these master series of WT Investment Trust I under its former fund-of-funds structure.

**	For the fiscal years presented, the amount reflects brokerage commissions paid by the Large Cap Core Series, Large Cap Value Series and WT Large Cap Growth Series which each of the Large-Cap Core Fund, Large-Cap Value Fund and Large-Cap Growth Fund paid indirectly through its investment in these respective master series of WT Investment Trust I under its former fund-of-funds structure.

When buying or selling securities, a Fund may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or a Fund. For the fiscal years ended June 30, 2005, June 30, 2004 and June 30, 2003, the Large-Cap Core Fund and the Large-Cap Growth Fund paid $57,750 and $168,416; $990 and $0; and $0 and $0, respectively, in brokerage commissions to Wilmington Brokerage Services Company (“WBSC”), a subsidiary of Wilmington Trust Company. Affiliated broker commissions information for the fiscal year ended June 30, 2005 is as follows:

	Percentage of	Percentage of
	Commissions Paid	Transactions Effected
	to WBSC	through WBSC
Large-Cap Core Fund	75%	37%
Large-Cap Growth Fund	77%	83%
BROKERAGE SELECTION. The primary objective of each investment adviser in placing orders on behalf of a Fund for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, an investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to a Fund or to the investment adviser. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. An investment adviser may place trades with certain brokers with which it is under common control, including Wilmington Trust Investment Management, LLC or Wilmington Brokerage Services Co., each an indirect, wholly-owned subsidiary of Wilmington Trust Corporation, provided that the investment adviser determines that the affiliate’s services and costs are comparable to those of non-affiliated, qualified brokerage firms. In selecting and monitoring broker-dealers and negotiating commissions, an investment adviser considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, or to the investment adviser, subject to investment advisers’ duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the investment adviser is required to make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser’s overall responsibilities with respect to accounts as to which it exercises investment discretion.” The services provided by the broker also must lawfully or appropriately assist the investment adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.
Research services received from broker-dealers supplement the investment adviser own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.
Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser’s personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not direct fund transactions to dealers solely on the basis of research services provided.
During the fiscal year ended June 30, 2005, each of the following Funds directed transactions and paid related brokerage commissions in the following amounts:

		Amount of
Fund	Commissions Paid	Transactions Directed
Large-Cap Growth*	$7,616	$6,840,484
Large-Cap Value*	$9,853	$7,435,936
Small-Cap Value Series**	$102,929	$54,332,587
Small-Cap Growth Series**	$64,862	$30,787,795

*	The amount reflects brokerage commissions paid by the WT Large Cap Growth Series and Large Cap Value Series which the Large-Cap Growth Fund and Large-Cap Value Fund paid indirectly through its investment in these respective series of WT Investment Trust I under its former fund-of-funds structure.

**	The amount reflects the brokerage commissions paid by the Small-Cap Value Series and Small Cap Growth Series of WT Investment Trust I which the Small Cap Core Fund paid indirectly through its investment in these affiliated mutual funds under its former fund-of-funds structure.

ALLOCATION OF FUND TRANSACTIONS. Some of an investment adviser’s other clients have investment objectives and programs similar to that of a Fund. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of each investment adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between a Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.
CAPITAL STOCK AND OTHER SECURITIES
The Fund issues seven separate classes of shares. Each Fund offers Institutional and Investor Shares, except the Prime Money Market Fund, the U.S. Government Money Market Fund and the Tax-Exempt Money Market Fund which issue Investor and Service Shares only. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.
The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that (i) Investor Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service Shares pay a shareholder service fee of 0.25% of the average net assets of the Service Shares. The net income attributable to Investor or Service Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Service Shares will be reduced by such amount to the extent the Fund has undistributed net income.
Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class thereof take separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.
The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund’s outstanding shares.
PURCHASE, REDEMPTION AND PRICING OF SHARES
PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the prospectus. Additional methods to purchase shares are as follows:
Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account (“IRA”). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.
Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan (“AIP”). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Fund, at 2:00 p.m. Eastern Time for the Prime Money Market and U.S. Government Money Market Funds, or at the close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m., Eastern time), for the Bond and Equity Funds, on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust’s trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan (“PIP”) permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer’s payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.
REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the prospectus. Additional methods to redeem shares are as follows:
By Check: You may utilize the check writing option to redeem shares of the Prime Money Market, U.S. Government Money Market and TaxExempt Money Market Funds by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Fund account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to “insufficient funds” and returned checks. These charges will be paid by redeeming an appropriate number of Fund shares automatically. Each Fund and the transfer agent reserve the right to terminate or alter the check writing service at any time. The transfer agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for service organization clients who are provided a similar service by those organizations.
By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder’s signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.
Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan (“SWP”). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. With respect to the Prime Money Market Fund and the U.S. Government Money Market Fund, the redemption of Fund shares through an SWP will be reflected at the NAV determined at 2:00 p.m. Eastern time on the automatic redemption date. This service is generally not available for Wilmington Trust’s trust accounts or certain Service Organizations, because a similar service is provided through those organizations.
Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.
The value of shares redeemed may be more or less than the shareholder’s cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.
A shareholder’s right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund’s securities or to determine the value of a Fund’s net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund’s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.
Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption “in-kind”) chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.
PRICING OF SHARES. Each of the Money Market Funds’ securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Fund’s securities based upon their amortized cost and the accompanying maintenance of each Fund’s per share net asset value of $1.00 is permitted in accordance with Rule 2a7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under “Investment Policies Money Market Funds.” In connection with the use of the amortized cost valuation technique, each Fund’s Board of Trustees has established procedures delegating to the investment adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of each Fund’s holdings to determine whether a Fund’s net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.
Should a Money Market Fund incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.
The net asset value per share is determined as of 12:00 noon Eastern time for the Tax-Exempt Money Market Fund, and as of 2:00 p.m. and 4:00 p.m. Eastern time for the Prime Money Market Fund and U.S. Government Money Market Fund, on each business day (i.e., a day that the New York Stock Exchange (the “Exchange”) and the transfer agent are open for business). The net asset value per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.
For the Bond Funds and the Equity Funds, the net asset value per share of each Fund is determined by dividing the value of the Fund’s net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and PFPC are open for business.
In valuing a Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the overthecounter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.
DIVIDENDS
Dividends from the Money Market Funds are declared on each business day after 4:00 p.m. Eastern time and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-business days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Money Market Fund may be exempt from state taxes.
Dividends from the Bond Funds’ net investment income are declared on each business day and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent nonbusiness days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the shortterm capital loss) realized by each Fund, if any, after deducting any available capital loss carryovers, are declared and paid annually.
Dividends, if any, from the Equity Funds’ net investment income and distributions, if any, of (1) net shortterm capital gain and net capital gain (the excess of net long-term capital gain over the shortterm capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid annually.

A dividend or distribution paid by a Fund which does not declare dividends daily has the effect of reducing the net asset value per share on the exdividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.
TAXATION OF THE FUNDS
GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as a regulated investment company (“RIC”). To qualify or continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that a Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses, or (iii) one or more “qualified publicly traded partnerships.”
If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.
Each Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain income for the one-year period ending on October 31 of that year, plus certain other amounts.
Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder’s income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Fund. Under present law, an individual’s long-term capital gains are taxed at a stated rate of 15%.
If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder’s tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.
If a Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund received from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.
Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.
Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.
Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares.
MONEY MARKET FUNDS: With respect to the U.S. Government Money Market Fund and Prime Money Market Fund, distributions from a Fund’s investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Fund’s earnings and profits. Because each of the Funds’ net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders or to be taxed at capital gain rates as qualified dividend income.
BOND FUNDS: Each Bond Fund may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Fund must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
TAX EXEMPT MONEY MARKET FUND AND MUNICIPAL BOND FUND: Each of these Funds will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Funds intend to continue to satisfy this requirement. Distributions that a Fund properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax (“AMT”). If the aggregate exempt interest dividends exceed a Fund’s net tax-exempt income, then only a portion of the excess dividend will be excludable from the shareholders’ gross income. The shareholders’ treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Fund may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.
Tax-exempt interest attributable to certain “private activity bonds” (“PABs”) (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for AMT purposes. Furthermore, even interest on tax-exempt securities held by a Fund that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the AMT in the hands of corporate shareholders when distributed to them by the Fund. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development bonds or PABs should consult their tax advisors before purchasing a Fund’s shares. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.
Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their modified adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt Money Market and Municipal Bond Funds) plus 50% of their benefits exceeds a certain base amount. Exempt-interest dividends from each Fund still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient’s income exceeds the established amounts.
The Municipal Bond Fund may invest in municipal bonds that are purchased with “market discount.” For these purposes, market discount is the amount by which a bond’s purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount (“OID”), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) 1/4 of 1% of the stated redemption price at maturity multiplied by (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.
The Tax-Exempt Money Market and Municipal Bond Funds inform shareholders within 60 days after their fiscal year-end of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Fund’s income that was tax-exempt during the period covered by the distribution.
SHORT/INTERMEDIATE-TERM BOND, BROAD MARKET BOND AND SHORT-TERM BOND FUNDS: Interest and dividends received by the Short/IntermediateTerm Bond Fund and the Broad Market Bond Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
EQUITY FUNDS: It is anticipated that all or a portion of the dividends from the net investment income of each Equity Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid (other than capital gain dividends), to the extent of the Fund’s aggregate dividends received. The aggregate dividends received includes only dividends received from domestic corporations other than certain exempt organizations and REITs. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Under current law, individual shareholders who receive qualified dividend income will be taxed on such qualified dividend income at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from qualified foreign corporations.

Each Equity Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction or (ii) qualified dividend income taxable under present law, at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income.
FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the Small-Cap Core Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, “foreign taxes”) that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
If more than 50% of the value of the Small-Cap Core Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Fund. If the election is made, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder’s own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax. The Fund will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file Form 1116 that otherwise is required.
The Small-Cap Core Fund may invest in the stock of passive foreign investment companies (“PFICs”). A PFIC is a foreign corporation – other than a “controlled foreign corporation” (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by “U.S. shareholders,” defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder – that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock or of any gain from disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three taxable years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.
If the Small-Cap Core Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.
Alternatively, the Small-Cap Core Fund may elect to mark-to-market its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Funds also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Funds for prior taxable years. A Fund’s adjusted basis in each PFIC’s stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, any mark-to-market gains or losses are treated as ordinary income.
HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement.
SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a “mixed straddle” with respect to which a Fund has made an election not to have the following rules apply) (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be “marked-to-market” (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Code Section 988 discussion below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.
CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.
SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except in certain situations, special rules would generally treat the gains on short sales as shortterm capital gains and would terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, “substantially identical property” held by the Fund has a long-term holding period.
WASH SALES. A Fund may in certain circumstances be negatively impacted by certain special rules of the Code and Regulations relating to “wash sales.” In general, the “wash sale” rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by a Fund from the sale of a security if within 30 days before or 30 days after the sale, that Fund were to acquire substantially identical securities or enter into a contract or option to acquire such securities.
STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest. Section 1092 defines a “straddle” as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section

1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain “wash sale” rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions may not be entirely clear in all instances.
CONSTRUCTIVE SALE. If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.
STATE AND LOCAL TAXES. Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to the federal income tax consequences described above, shareholders should consider and discuss with their own tax advisors the potential state and local tax consequences of an investment in a Portfolio. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder’s share of the taxable income or loss of a Portfolio generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.
The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.
FINANCIAL STATEMENTS
Audited financial statements and financial highlights of the Prime Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Short/Intermediate-Term Bond, Broad Market Bond, Municipal Bond, Short-Term Bond, Large-Cap Core, Small-Cap Core, Large-Cap Growth and Large-Cap Value Funds for the fiscal year ended June 30, 2005, are set forth in the Annual Reports to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon. The Annual Reports are incorporated herein by reference.

APPENDIX A
OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES
REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, the investment adviser of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.
In addition to the products, strategies and risks described below and in the prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund’s investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.
COVER REQUIREMENTS. No Fund will use leverage in their options, futures, and in the case of the Short-Term Bond Fund, forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset (“cover”) their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund’s assets could impede portfolio management, or a Fund’s ability to meet redemption requests or other current obligations.
OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.
Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.
Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.
Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser’s judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.
Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.
Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.
Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.
Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered “cover” for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices (“index warrants”). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.
Each Fund will normally use index warrants as it may use index options. The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at any time or in any quantity.
OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

(1)	each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

(2)	no Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, the Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.
In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:
(1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser’s ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.
(2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.
(3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.
(4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is “in-the-money” (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.
(5) A Fund’s activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.
FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.
Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund’s securities holdings. To the extent that a portion of a Fund’s holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund’s holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.
As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.
(1) Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.
(2) No Fund will write` options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.
SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as “initial margin.” When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as “marking to market.” For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund’s obligations to or from a clearing organization.
Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.
In considering a Fund’s use of futures contracts and related options, particular note should be taken of the following:
 (1) Successful use by a Fund of futures contracts and related options will depend upon the investment adviser’s ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.
(2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.
(3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.
(4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.
(5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.
(6) As is the case with options, a Fund’s activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.
HEDGING STRATEGIES. The Short-Term Bond Fund’s investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Short-Term Bond Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.
The Short-Term Bond Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund’s positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund’s securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.
The Short-Term Bond Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Short-Term Bond Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by the Short-Term Bond Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund’s securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The ShortTerm Bond Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.
The Short-Term Bond Fund will not enter into an options, futures or forward currency contract transaction that exposes the ShortTerm Bond Fund to an obligation to another party unless a Fund either (i) owns an offsetting (“covered”) position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.
SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS
Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of a Fund’s position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.
As with other options and futures positions, the Short-Term Bond Fund’s ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Short-Term Bond Fund will not purchase or write such positions unless and until, in the investment adviser’s opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.
Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Short-Term Bond Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.
SWAP AGREEMENTS. The Short-Term Bond Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between the Short-Term Bond Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Short-Term Bond Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.
The Short-Term Bond Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Short-Term Bond Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Short-Term Bond Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.
Whether the use of swap agreements will be successful in furthering a Fund’s investment objective will depend on the investment adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a Fund’s repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

APPENDIX B
DESCRIPTION OF RATINGS
Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P and Fitch to the securities in which the Funds may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, an investment adviser will consider whether it is in the best interest of a Fund to continue to hold the securities.
MOODY’S RATINGS
CORPORATE AND MUNICIPAL BONDS.
Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.
A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds that are rated Ba offer questionable financial security. Often the ability of these entities to meet obligations may be moderate and not well safeguarded in the future.
“Ba,” “B,” “Caa,” “Ca,” and “C”: Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.
Con. (-) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes pro rata credit stature upon completion of construction or elimination of basis of condition.

(P): When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.
CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is “P-1” (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:
•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable-rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated “MIG 2” or “VMIG 2” are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated “MIG 3” or “VMIG 3” are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.
S&P RATINGS
CORPORATE AND MUNICIPAL BONDS.
Aaa: Bonds rated Aaa are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.
Aa Bonds rated Aa have a very strong capacity to pay interest and repay principal and differ from Aaa issues only in small degree.
A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
“BB,” “B,” “CCC,” “CC” and “C”: Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
“BB”: Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.
“B”: Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.
“CCC”: Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.
“CC”: This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
“C”: This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
“CI”: This rating is reserved for income bonds on which no interest is being paid.
“D”: Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
PLUS (+) OR MINUS (–): The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The “A-1” rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated “A-1+.”
MUNICIPAL NOTES. The “SP-1” rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated “SP-1+.” The “SP-2” rating reflects a satisfactory capacity to pay principal and interest.
FITCH RATINGS
DESCRIPTION OF FITCH’S HIGHEST STATE AND MUNICIPAL NOTES RATING.
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
BB: Issues assigned this rating indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not considered investment grade.

APPENDIX C
PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES
SPECIFIC TO WT MUTUAL FUND
RODNEY SQUARE MANAGEMENT CORPORATION
I. Introduction
Rule 206(4)-6 under the Advisers Act provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, amendments to Rule 204-2 under the Advisers Act set forth new record-keeping requirements.
These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation (“RSMC”), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the “Fund”), RSMC’s only advisory client.
The Fund has adopted related policies and procedures to comply with similar new regulatory requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
II. Proxy Voting Delegation
A.	From the Fund to RSMC and Affiliate Investment Advisers:

1.	The Fund has numerous investment Portfolios, some of which are advised by RSMC, and others that are managed by different Investment Advisers who are affiliated with RSMC. In addition, portions of some investment Portfolios are managed by Sub-Advisers.

2.	The voting of proxies for securities held by the Fund has been delegated by the Fund’s Board of Trustees to RSMC and its affiliated Investment Advisers.

B.	From RSMC to Wilmington Trust Company:
1.	Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company (“Wilmington Trust”), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC’s clients, provided that the procedures and guidelines herein are followed by such individuals.

C.	From RSMC to Sub-Advisers for the International Multi-Manager Series:

1.	An Investment Adviser may further delegate proxy voting

responsibilities to one or more Sub-Advisers to a Portfolio if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

2.	Currently, RSMC has elected to delegate voting on behalf of the International Multi-Manager Portfolios to the two Sub-Advisers currently managing portions of that Portfolio.

III. Proxy Voting Policies and Procedures
A.	General Policy Statement:

1.	Based on the premise that an issuer’s board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer’s board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

2.	As new issues arise and trends develop, voting practices will be modified accordingly.

3.	Proxy voting for securities held by RSMC-advised Portfolios is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

4.	An independent proxy service, Institutional Shareholder Services (“ISS”), provides the mechanism through which the proxies for securities held by RSMC-advised Portfolios are voted, but the voting of those proxies is directed by Wilmington Trust’s proxy analyst and is entirely based on Wilmington Trust’s Proxy Voting Guidelines.

5.	The proxy analyst conducts appropriate research based upon data gathered from the issuer’s proxy documents, ISS research material, financial publications, and other sources.

B.	Additions to and Deviations from Proxy Voting Guidelines:
1.	When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the analyst brings it to the attention of Wilmington Trust’s Securities Review Committee. The Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

2.	If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the analyst must refer the matter to the Securities Review Committee for final determination. The exception may then become the rule should the Committee decide that an existing guideline should be reversed in light of changing times and circumstances.
C.	Conflicts of Interest:
1.	A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund and that could compromise RSMC’s independence of judgment and action in voting the proxy in the best interests of the Fund’s shareholders.

2.	In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

3.	Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the analyst and the Securities Review Committee to determine if a conflict of interest is present.

4.	In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Fund’s management or Board of Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of Fund shareholders not affected by RSMC’s or another party’s conflict.
D.	Written Analysis:
1.	Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or
(ii) the resolution of conflict of interest on a particular vote.

2.	This material should be preserved by RSMC, provided to the Fund, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.
IV. Proxy Voting Guidelines as of February 20, 2004
A.	RSMC will generally vote with an issuer’s management by voting:
1.	For election of directors;

2.	For appointment of auditors;

3.	For uncontested mergers;

4.	For proposals to establish a staggered board;

5.	For proposals to require that directors can be removed only for cause;

6.	For proposals to increase authorized shares;

7.	For proposals to require supermajority vote for take-overrelated events – provided there is a “fair price” provision., but we vote against management in the absence of such fair price provision.); 8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

9.	For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

10.	For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

11.	For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

12.	As management recommends on proposals to eliminate or establish preemptive rights;

13.	As management recommends on proposals to eliminate or establish cumulative voting;

14.	Against shareholder proposals that the company not provide pension benefits to non-employee directors;

15.	Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

16.	Against shareholder proposals to require confidential voting;

17.	Against shareholder proposals to change the company’s requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

18.	Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

19.	Against shareholder proposals to limit “golden parachutes;”

20.	Against shareholder proposals to limit the money paid to the company’s auditors for non-auditing services;

21.	Against shareholder proposals to index options;

22.	Against shareholder proposals to expense options; and

23.	With respect to mutual funds, we vote for proposals to allow mutual fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.
B.	RSMC will generally vote against an issuer’s management by voting:
1.	For shareholder proposals requesting that management rescind takeover-related rights plans, except we don’t oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

2.	For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;

3.	For shareholder proposals to exclude abstentions when tabulating votes;

4.	Against proposals to establish a new class of common stock with magnified voting power;

5.	Against proposals to eliminate shareholder action by written consent;

6.	Against proposals to require that shareholder meetings can only be called by the board of directors. We favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent either higher or lower;

7.	Against proposals to authorize the board to adopt, amend, or repeal the company’s by-laws without shareholder vote;

8.	Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

9.	Against proposals to re-price options;

10.	With respect to British companies, we vote against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company’s request to disclose the size of their holdings;

11.	With respect to French companies, we vote against proposals to allow the board to issue stock in response to a takeover offer; and

12.	With respect to mutual funds, we vote
a.	against proposals to change a mutual fund’s investment objective, unless there is an extremely compelling reason,

b.	against proposals to eliminate the requirement that changes in a mutual fund’s investment objective be subject to shareholder vote,

c.	against proposals to change any of a mutual fund’s investment policies in a manner that would be counter to the fund’s investment objective, and

d.	if it is apparent that one of a mutual fund’s investment policies could be changed in a manner that would be counter to the fund’s investment objective, then we would vote against a proposal to eliminate the shareholder vote required to change that particular investment policy.
V. Proxy Voting Record-keeping
A.	RSMC’s Record-keeping Responsibilities under the Advisers Act:

In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:
1.	Copies of all proxy voting policies, procedures, and voting guidelines;

2.	Copies of each proxy voting statement received regarding client securities;

3.	Records of each vote cast;

4.	Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

5.	Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

6.	RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).
B.	RSMC’s Recordkeeping Responsibilities under the Investment Company Act:

1.	RSMC shall maintain separate records of each proxy vote it casts on behalf of each Portfolio during the 12-month period ended June 30th of each year in the following format:

NAME OF THE ISSUER OF THE PORTFOLIO SECURITY
EXCHANGE TICKER SYMBOL OF THE PORTFOLIO SECURITY
(IF REASONABLY AVAILABLE)
CUSIP NUMBER FOR THE PORTFOLIO SECURITY
(IF REASONABLYAVAILABLE)
SHAREHOLDER MEETING DATE
BRIEF SUMMARY OF EACH MATTER VOTED UPON
WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
BY A SECURITY HOLDER
WHETHER RSMC VOTED THEPORTFOLIOS’ SHARES ON THE MATTER
HOW THE VOTE WAS CAST – “FOR,” ”AGAINST,” “ABSTAIN,”
OR “WITHHELD” REGARDING ELECTION OF DIRECTORS
WHETHER RSMC VOTED THEPORTFOLIO’ SHARES
WITH OR AGAINST THE ISSUER’S MANAGEMENT
2.	RSMC will also support and coordinate all reporting and disclosure requirements.

3.	ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.
VI. Disclosure Requirements
A.	Disclosure of Proxy Voting Policies, Procedures, and Records:
1.	RSMC shall prepare a concise summary of this document for delivery to any client upon request.

2.	The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

3.	RSMC shall also inform clients how to obtain information on how their securities were voted.
Adopted as of July 1, 2005 and ratified and confirmed on September1, 2005

APPENDIX D
CRAMER ROSENTHAL MCGLYNN, LLC
POLICIES AND PROCEDURES FOR PROXY VOTING
Cramer Rosenthal McGlynn, LLC (“CRM” or the “Firm”) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CRM serves as the investment adviser or sub-adviser of various (i) investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), (ii) private investment funds exempt from registration under the 1940 Act, and (iii) outside private accounts over which the Firm has discretionary investment authority.
1. Purpose
     In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the “Compliance Committee”) has determined that these Policies and Procedures For Proxy Voting (these “Policies”) are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM’s obligations under Rule 206(4)-6 under the Advisers Act.
2. Proxy Voting Process
     CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of a Fund’s investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

The Voting Process
     Review of Proxy Solicitation Materials/Independent Recommendations
     CRM receives proxy materials through an independent third party, Institutional Shareholder Services (“ISS”). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS’s voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;1 and (iii) voting recommendations intended to generally maximize shareholder value.
     In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.
          ISS Standard Proxy Voting Guidelines Summary
     The following is a summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines), which form the substantive basis of CRM’s Policy on Proxy Voting. 2 As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.
          Auditors
     Vote for proposals to ratify auditors, unless any of the following apply:

1 CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 (“ERISA”).
2 The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

          Board of Directors
          Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

•	Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

          Independent Chairman (Separate Chairman/CEO)
Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.
          Majority of Independent Directors/Establishment of Committees
Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.
Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make shareholder action by written consent.
Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholder to act independently of management.
Supermajority Vote Requirements
Vote against proposals to require a supermajority shareholder vote.
Vote for proposals to lower supermajority vote requirements.
Cumulative Voting
Vote against proposals to eliminate cumulating voting.
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.
Confidential Voting
Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: IN the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in lace. If the dissidents will not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.

Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management’s track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote case-by-case. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.
Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
Mergers and Corporate Restructurings
Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.
Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock). Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Management Compensation
Director Compensation
Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.
Employee, Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a case-by-case basis.
Shareholder Proposals regarding Executive and Director Pay
Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking to reprice options are evaluated on a case-by-case basis giving consideration to: historic trading patterns rationale for repricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals on Compensation
Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity. In general, vote case-by-case. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.
Securities on Loan
Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.
Clients Who Vote Their Own Proxies
CRM clients may retain the authority to vote their own proxies in their discretion.
3. Conflicts and Potential Conflicts of Interest
CRM’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

2

4. Disclosure
     CRM, in its written brochure required under Rule 204-3 (the “Form ADV”) shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.
5. Oversight
     The Compliance Committee shall have oversight responsibility for these Policies. In particular, the Compliance Committee shall have responsibility for monitoring the actual or potential conflicts of interest that may arise in relation to voting proxies for client securities.
6. Recordkeeping
     CRM shall retain the following books and records in, as appropriate, electronic or hard copy form:

(a)	These Policies as they may be amended from time to time.

(b)	A copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission).

(c)	A record of each vote cast on behalf of clients.

(d)	Internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations.

(e)	Copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client.

(f)	With respect to votes cast for securities held in any registered investment company, records of CUSIP numbers. Records for the CRM Mutual Funds shall be recorded and maintained by WT Mutual Fund.

     The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.

APPENDIX E
ROXBURY CAPITAL MANAGEMENT, LLC
Proxy Voting Policies and Procedures
I. GENERAL PRINCIPLES
Roxbury Capital Management, LLC (“Roxbury”) recognizes its responsibility to vote proxies in respect of securities owned by a client in the economic best interests of its client and without regard to the interests of Roxbury or any other client of Roxbury.
These Proxy Voting Policies and Procedures (“Policies”) apply to securities held in client accounts in which Roxbury has direct voting authority. The Policies are subject to any proxy voting guideline or direction of a client as long as following the proxy voting guideline or direction is prudent under the circumstances.
Absent special circumstances such as those described below, Roxbury’s policy is to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A (“Proxy Voting Guidelines”). Any changes to the Proxy Voting Guidelines must be pre-approved in writing by the Proxy Voting Committee (“Committee”).
II. VOTING PROCESS
Roxbury votes all proxies on behalf of a client’s portfolio unless a) the client requests in writing that Roxbury not vote, b) the proxies are associated with unsupervised securities, c) the proxies are associated with securities transferred to Roxbury’s management then liquidated because Roxbury does not follow those securities, or d) the costs of voting the proxies outweigh the benefits.
In addition, Roxbury does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Roxbury’s investment management services (“Wrap Fee Agreement”). If Roxbury does not vote the proxies, it may make proxy voting recommendations to the brokerage consultant firm with whom it has a Wrap Fee Agreement and that firm votes the proxies.
The Data Integrity Department (“Data Integrity”) is responsible for voting proxies received by Roxbury. Data Integrity votes proxies according to the proxy voting guidelines, which have been reviewed and approved by the Proxy Voting Committee. Data Integrity will vote proxy proposals where the Proxy Voting Guidelines indicate its general position as voting either “for” or “against.” Data Integrity will forward the proposal to the appropriate industry analyst where the Proxy Voting Guidelines indicate its general position as voting on a case-by-case basis, or the Proxy Voting Guidelines do not list the proposal.

The analyst will review the issues to be voted upon, related information, and the research provided by a proxy research service. The proxy research service also provides customized proxy research consistent with Roxbury’s policies for accounts with special vote sensitivities, including socially responsible and Taft Hartley accounts. The analyst will make a recommendation to the Proxy Voting Committee as to how the proxy issues should be voted.
The Proxy Voting Committee provides centralized management of the proxy voting process and makes all proxy voting decisions except under special circumstances as noted below. The Committee:
a)	supervises the proxy voting process, including the identification of potential material conflicts of interest involving Roxbury and the proxy voting process in respect of securities owned by a client;

b)	determines how to vote proxies relating to issues not covered by these Policies; and

c)	determines when Roxbury may deviate from these Policies.
The Proxy Voting Committee has at least three members at all time. Members of the Committee are comprised of portfolio managers, analysts, and one other Roxbury employee.
The Proxy Voting Committee will review the recommendations provided by Roxbury’s analyst. After review of these recommendations, the proxy will be voted according to the majority vote of the Committee. If a Committee member disagrees with the recommendations of the analyst, the reasons for the disagreement will be documented. Data Integrity will keep documents of proxy decisions made by the Committee. Since Roxbury generally considers the quality of a company’s management in making investment decisions, Roxbury regularly votes proxies in accordance with the recommendations of a company’s management if there is no conflict with shareholder value.
Roxbury may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients’ overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as Roxbury deems appropriate under the circumstances. As an example, the Proxy Voting Committee may determine not to vote certain securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.
Roxbury uses a proxy voting agent to ensure that, as much as possible, votable shares get voted and provide timely reporting for Roxbury and its clients. Data Integrity submits proxy votes for a portfolio to the proxy voting agent if the custodian of the portfolio’s assets has a relationship with the agent. Proxies for portfolios not set up at the proxy voting agent will be voted using other means.

III. CONFLICTS OF INTEREST
Potential or actual conflicts of interest relating to a particular proxy proposal may be handled in various ways depending on the type and materiality. Depending upon the facts and circumstances of each situation and the requirements of applicable law, options include:
1)	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

2)	Voting the proxy pursuant to client direction.
Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies:
a)	The issuer is a client of Roxbury and Roxbury manages its portfolio or its retirement plan. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

b)	The issuer is an entity in which the Roxbury industry analyst assigned to review the proxy has a relative [1] in management of the issuer or an acquiring company. In such case, the analyst will not make any vote recommendations and another analyst will review the proxy. Although the proxy will be assigned to a different analyst, the industry analyst will still be available to answer questions about the issuer from other Proxy Committee members.

c)	The issuer is an entity in which a Proxy Committee member has a relative in management of the issuer or an acquiring company. In such case, the Proxy Committee member will not vote on the proxy and a member of the Executive Committee will vote instead.

d)	The issuer is an entity in which an officer or director of Roxbury or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $500 annually during Roxbury’s last three fiscal years. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

e)	The issuer is Wilmington Trust Corporation. Due to Wilmington Trust Corporation’s partial ownership of Roxbury, Roxbury would have a conflict of interest in voting proxies on Wilmington’s stock; however, as a matter of policy, Roxbury does not purchase shares of Wilmington Trust Corporation for client portfolios.

f)	Another client or prospective client of Roxbury, directly or indirectly, conditions future engagement of Roxbury on voting proxies in respect of any client’s securities on a particular matter in a particular way.

g)	Conflict exists between the interests of an employee benefit plan’s portfolio and the plan sponsor’s interests. In such case, Roxbury will resolve in favor of the plan’s portfolio.

h)	Any other circumstance where Roxbury’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
1 For the purposes of these Policies, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.
Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of these Policies in respect of a specific vote or circumstance if:
•	The securities in respect of which Roxbury has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the client’s holdings with Roxbury.

•	The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
For clients that are registered investment companies (“Funds”), where a material conflict of interest has been identified and the matter is not covered by the Policies, Roxbury will disclose the conflict and the Proxy Voting Committee’s determination of the manner in which to vote to the Fund’s Board or committee of the Board. The Proxy Voting Committee’s determination will take into account only the interests of the Fund, and the Proxy Voting Committee will document the basis for the decision and furnish the documentation to the Fund’s Board or committee of the Board.
For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Policies, the Proxy Voting Committee will disclose the conflict to the client and advise the client that its securities will be voted only upon the recommendations of an independent third party.
IV. RECORDKEEPING AND RETENTION
Data Integrity retains records relating to the voting of proxies, including:
a)	a copy of these Policies and any amendments thereto;

b)	a copy of each proxy statement that Roxbury receives regarding client securities;

c)	a record of each vote cast by Roxbury on behalf of clients;

d)	a copy of any document created by Roxbury that was material to making a decision on how to vote or that memorialized the basis for that decision;

e)	a copy of each written request for information on how Roxbury voted proxies on behalf of the client, and a copy of any written response by Roxbury to any oral or written request for information on how Roxbury voted.
Roxbury will maintain and preserve these records for such period of time as required to comply with applicable laws and regulations.
Roxbury may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by Roxbury maintained by a third party, such as a proxy voting service (provided Roxbury had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
V. CLIENT DISCLOSURE
Roxbury will provide a report of how proxies were voted and copy of its Policies to those clients who request such information. Requests for proxy information may be sent to the attention of Proxy Department, Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401.

EXHIBIT A
Roxbury Capital Management, LLC
Proxy Voting Guidelines
F = For A = Against C = Case by Case T = Take no action

General
Position	Issue
1. Operational

1. A	Adjourn meeting
2. A	Amend quorum requirements
3. F	Amend minor bylaws
4. F	Change company name
5. F	Management proposal: change date, time, or location of annual meeting
6. A	Shareholder proposal: ability to change date, time, or location of annual meeting
7. F	Ratify Auditors
8. C	Shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services
9. A	Shareholder proposals asking for audit firm rotation
10. A	Proposals to approve other business when it appears as voting item

2. Board of Directors

1. C	Voting on director nominees in uncontested elections
2. A	Shareholder proposal to impose a mandatory retirement age for outside directors
3. F	Proposal to fix the board size or designate a range for the board size
4. A	Proposals that give management the ability to alter the size of the board outside of a specified range
5. C	Classification/Declassification of the Board
6. A	Eliminate cumulative voting
7. C	Restore or permit cumulative voting
8. C	Director and Officer indemnification and liability protection
9. A	Proposals to eliminate directors’ and officers’ liability for monetary damages for violating the duty of care
10. A	Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence
11. F	Proposal providing such expanded coverage in cases when a director’s legal defense was unsuccessful if certain criteria are met
12. C	Establish/amend nominee qualifications
13. A	Shareholder proposal requiring two candidates per board seat
14. C	Proposals that provide that directors may be removed only for cause
15. C	Proposals to restore shareholder ability to remove directors with or without cause

General
Position	Issue
16. C	Proposals that provide that only continuing directors may elect replacements to fill board vacancies
17. C	Proposal that permit shareholders to elect directors to fill board vacancies
18. C	Independent Chairman (Separate Chairman/CEO)
19. F	Shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold of definition of independence
20. F	Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently to not meet that standard
21. A	Shareholder proposal: stock ownership requirements
22. A	Shareholder proposal limiting tenure of outside directors

3. Proxy Contests

1. C	Voting for director nominees in contested elections
2. C	Reimbursing proxy solicitation expenses
3. F	Shareholder proposal requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election
4. F	Management proposals to adopt confidential voting

4. Anti-takeover Defenses and Voting Related Issues

1. C	Advance notice requirements for shareholder proposals/nominations
2. C	Proposals giving the board exclusive authority to amend the bylaws
3. C	Proposals giving the board the ability to amend the bylaws in addition to shareholders
4. F	Shareholder proposals that ask a company to submit its poison pill for shareholder ratification
5. C	Shareholder proposal to redeem a company’s poison pill
6. C	Management proposals to ratify a poison pill
7. A	Proposal to restrict or prohibit shareholder ability to take action by written consent
8. F	Proposals to allow or make easier shareholder action by written consent
9. C	Proposals to restrict or prohibit shareholder ability to call special meetings
10. C	Proposals to remove restriction on the right of shareholders to act independently of management
11. A	Proposal to require supermajority vote
12. F	Proposal to lower supermajority vote requirements

5. Mergers and Corporate Restructurings

1. F	Appraisal Rights
2. C	Asset purchases
3. C	Asset Sales
4. C	Bundled proposals
5. C	Conversion of Securities

General
Position	Issue
6. C	Corporate reorganization/debt restructuring/prepackaged bankruptcy plans/reverse leveraged buyouts/wrap plans
7. C	Formation of holding company
8. C	Going private transactions (LBOs and minority squeezeouts)
9. C	Joint ventures
10. C	Liquidations
11. C	Mergers and acquisitions/issuance of shares to facilitate merger or acquisition
12. C	Private placements/warrants/convertible debentures
13. C	Spin-offs
14. C	Value maximization proposals

6. State of Incorporation

1. F	Proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders
2. A	Proposals to amend the charter to include control share acquisition provisions
3. F	Proposals to restore voting rights to the control shares
4. F	Control share cash out provisions
5. F	Disgorgement provisions
6. C	Fair price provisions
7. F	Freezeout provisions
8. F	Adopt antigreenmail charter of bylaw amendments
9. C	Antigreenmail proposals when bundled with other bylaw amendments
10. C	Reincorporation proposals
11. A	Stakeholder provisions
12. C	State antitakeover statutes

7. Capital Structure

1. F	Adjustments to par value of common stock
2. C	Proposal to increase the number of shares of common stock
3. C	Proposals at companies with dual-class capital structures to increase the number of authorized shares of the class that has superior voting rights
4. C	Proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted.
5. A	Proposals to create a new class of common stock with superior voting rights
6. F	Proposal to create a new class of nonvoting or sub voting common stock
7. A	Issue stock for use with rights plan
8. C	Shareholder proposal: preemptive rights
9. A	Proposal authorizing the creation of new classes of preferred stock with unspecified voting rights and other rights
10. F	Proposals to create “declawed” blank check preferred stock
11. F	Proposals to authorize preferred stock where company specifies reasonable terms
12. A	Proposal to increase the number of blank check preferred stock when shares have not been issued for a specific purpose

General
Position	Issue
13. C	Proposal to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns
14. C	Recapitalization
15. F	Proposal to implement a reverse stock split when the number of authorized shares will be proportionately reduced
16. F	Proposal to implement a reverse stock split to avoid delisting
17. C	Proposal to implement a reverse stock split that do not proportionately reduce the number of shares authorized
18. F	Share repurchase programs
19. F	Stock distributions: splits and dividends
20. C	Tracking stock

8. Executive and Director Compensation

1. C	Compensation plans
2. C	Compensation plans for directors
3. C	Plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock
4. C	Plans which provide a dollar for dollar cash for stock exchange
5. C	Plans which do not provide a dollar for dollar cash for stock exchange
6. A	Retirement plans for non-employee directors
7. F	Shareholder proposal to eliminate retirement plans for non-employee directors
8. C	Management proposals seeking approval to reprice options
9. C	Employee stock purchase plans
10. C	Proposal that amend shareholder approved compensation plans to include administrative features
11. C	Proposals to add performance goals to existing compensation plans that comply with Section 162(m)
12. C	Amend existing plans to increase shares reserved and to qualify for favorable tax treatment under Section 162(m)
13. C	Cash or cash and stock bonus plans submitted to shareholder for the purpose of exempting compensation under Section 162(m)
14. F	Employee stock ownership plans
15. F	401(k) employee benefit plans
16. F	Shareholder proposal seeking additional disclosure of executive and director pay information
17. A	Shareholder proposal seeking to set absolute levels on compensation
18. A	Shareholder proposal requiring director fees to be paid in stock only
19. F	Shareholder proposal to put option repricings to a shareholder vote
20. C	All other shareholder proposals regarding executive and director pay
21. C	Shareholder proposal on option expensing
22. C	Shareholder proposal on performance based stock options
23. F	Shareholder proposal to require golden or tin parachutes to be submitted for shareholder ratification
24. C	Proposals to ratify or cancel golden or tin parachutes

General
Position	Issue
9. Social and Environmental Issues

Consumer Issues and Public Safety

1. C	Proposal to phase out the use of animals in product testing
2. A	Proposals seeking a report on the company’s animal welfare standards
3. C	Drug pricing
4. C	Proposals to label genetically modified ingredients
5. A	Proposals asking for a report on the feasibility of labeling products containing GMOs
6. A	Proposals to completely phase out GMOs from the company’s products
7. C	Reports outlining the steps necessary to eliminate GMOs from the company’s products
8. A	Proposal seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the U.S.
9. A	Requests for reports on a company’s policies aimed at curtailing gun violence in the U.S.
10. C	Requests for reports on the company’s procedures for preventing predatory lending
11. C	All other tobacco related proposals
12. A	Tobacco proposals seeking stronger product warnings
13. A	Tobacco proposals prohibiting investment in tobacco equities

Environment and Energy

14. C	Reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge
15. C	Proposals to adopt the CERES principles
16. A	Requests for reports disclosing the company’s environmental policies
17. A	Report on the level of greenhouse gas emission from the company’s operations and products
18. C	Proposal to adopt a comprehensive recycling strategy
19. C	Proposal to invest in renewable energy sources
20. A	Requests for reports on the feasibility of developing renewable energy sources

General Corporate Issues

21. A	Proposal to review ways of linking executive compensation to social factors
22. A	Proposals asking the company to affirm political nonpartisanship
23. A	Proposals to report or publish in newspapers the company’s political contributions
24. A	Proposals disallowing the company from making political contributions
25. A	Proposals restricting the company from making charitable contributions
26. A	Proposals asking for a list of company executives, directors, consultants that have

General
Position	Issue
prior government service

Labor Standards and Human Rights

27. A	Proposals to implement the China Principles
28. A	Requests for reports detailing the company’s operations in a particular country and steps to protect human rights
29. A	Proposal to implement certain human rights standards at company facilities or those of its suppliers to commit to outside, independent monitoring
30. A	Reports outlining vendor standards compliance
31. A	Proposals to endorse or increase activity on the MacBride Principles

Military Business

32. A	Reports on foreign military sales or offsets
33. C	Proposals asking a company to renounce future involvement in antipersonnel landmine production
34. C	Proposals asking a company to renounce future involvement in cluster bomb production
35. A	Proposals asking a company to cease production of nuclear weapons components and delivery systems
36. A	Reports on a company’s involvement in spaced-based weaponization

Workplace Diversity

37. A	Reports on the company’s efforts to diversify the board
38. C	Proposals asking the company to increase the representation of women and minorities on the board
39. A	Reports outlining the company’s affirmative action initiatives
40. A	Proposals seeking information on the diversity efforts of suppliers and service providers
41. A	Reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations
42. C	Proposal to amend the company’s EEO policy to include sexual orientation
43. A	Proposals to extend company benefits to or eliminate benefits from domestic partners